                                                                  EXECUTION COPY

                                                                     EXHIBIT 4.1

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    Depositor

                        WELLS FARGO BANK MINNESOTA, N.A.,
                            Securities Administrator

                                       and

                                  HSBC BANK USA
                                     Trustee

                     --------------------------------------

                                 TRUST AGREEMENT
                          Dated as of November 1, 2002

                     --------------------------------------

                     MERRILL LYNCH MORTGAGE INVESTORS TRUST
            MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-HE1
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                                TABLE OF CONTENTS

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ARTICLE I     DEFINITIONS....................................................................................    1

ARTICLE II    CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES...................................   31

         SECTION 2.01.              Conveyance of Mortgage Loans.............................................   31

         SECTION 2.02.              Acceptance by Trustee of the Mortgage Loans..............................   34

         SECTION 2.03.              Representations, Warranties and Covenants of the Depositor...............   36

         SECTION 2.04.              Representations and Warranties of the Securities Administrator...........   38

         SECTION 2.05.              Reserved.................................................................   39

         SECTION 2.06.              Authentication and Delivery of Certificates..............................   39

         SECTION 2.07.              REMIC Election...........................................................   40

         SECTION 2.08.              Covenants of the Securities Administrator................................   41

         SECTION 2.09.              Permitted Activities of the Trust........................................   42

         SECTION 2.10.              Qualifying Special Purpose Entity........................................   42

ARTICLE III   ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.................................................   42

         SECTION 3.01.              Servicer to Service Mortgage Loans.......................................   42

         SECTION 3.02.              [Reserved.]..............................................................   42

         SECTION 3.03.              Rights of the Depositor, the Securities Administrator and the
                                    Trustee in Respect of the Servicer.......................................   42

         SECTION 3.04.              Trustee to Act as Servicer...............................................   42

         SECTION 3.05.              Certificate Account; Distribution Account................................   43

         SECTION 3.06.              [Reserved.]..............................................................   44

         SECTION 3.07.              [Reserved.]..............................................................   44

         SECTION 3.08.              Permitted Withdrawals from the Certificate Account and Distribution
                                    Account..................................................................   44

         SECTION 3.09.              Annual Statement as to Compliance........................................   45

         SECTION 3.10.              Annual Independent Public Accountants' Servicing Statement;
                                    Financial Statements.....................................................   45

         SECTION 3.11.              Rights of the NIMs Insurer...............................................   46

         SECTION 3.12.              Periodic Filings.........................................................   46

ARTICLE IV    DISTRIBUTIONS..................................................................................   47

         SECTION 4.01.              Distributions............................................................   47

         SECTION 4.02.              Monthly Statements to Certificateholders.................................   50

ARTICLE V     THE CERTIFICATES...............................................................................   53
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                               TABLE OF CONTENTS
                                  (continued)

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         SECTION 5.01.              The Certificates.........................................................   53

         SECTION 5.02.              Certificate Register; Registration of Transfer and Exchange
                                    of Certificates..........................................................   53

         SECTION 5.03.              Mutilated, Destroyed, Lost or Stolen Certificates........................   57

         SECTION 5.04.              Persons Deemed Owners....................................................   57

         SECTION 5.05.              Access to List of Certificateholders' Names and Addresses................   57

         SECTION 5.06.              Book-Entry Certificates..................................................   58

         SECTION 5.07.              Notices to Depository....................................................   59

         SECTION 5.08.              Definitive Certificates..................................................   59

         SECTION 5.09.              Maintenance of Office or Agency..........................................   59

         SECTION 5.10.              Authenticating Agents....................................................   59

ARTICLE VI    THE DEPOSITOR AND THE SECURITIES ADMINISTRATOR.................................................   60

         SECTION 6.01.              Respective Liabilities of the Depositor and the Securities Administrator.   60

         SECTION 6.02.              Merger or Consolidation of the Depositor or the Securities Administrator.   60

         SECTION 6.03.              Limitation on Liability of the Depositor, the Securities Administrator
                                    and Others...............................................................   61

         SECTION 6.04.              Limitation on Resignation of Securities Administrator....................   61

ARTICLE VII   TERMINATION OF SERVICER........................................................................   62

         SECTION 7.01.              Termination of Servicer; Notification to Certificateholders..............   62

ARTICLE VIII  CONCERNING THE TRUSTEE.........................................................................   62

         SECTION 8.01.              Duties of Trustee........................................................   62

         SECTION 8.02.              Certain Matters Affecting the Trustee....................................   63

         SECTION 8.03.              Trustee Not Liable for Mortgage Loans....................................   64

         SECTION 8.04.              Trustee May Own Certificates.............................................   64

         SECTION 8.05.              Securities Administrator to Pay Certain Trustee's Fees and Expenses......   64

         SECTION 8.06.              Eligibility Requirements for Trustee.....................................   65

         SECTION 8.07.              Resignation and Removal of Trustee.......................................   65

         SECTION 8.08.              Successor Trustee........................................................   66

         SECTION 8.09.              Merger or Consolidation of Trustee.......................................   66

         SECTION 8.10.              Appointment of Co-Trustee or Separate Trustee............................   66

         SECTION 8.11.              Tax Matters..............................................................   67
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                                  (continued)

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ARTICLE IX    TERMINATION....................................................................................   69

         SECTION 9.01.              Termination upon Liquidation or Repurchase of all Mortgage Loans.........   69

         SECTION 9.02.              Final Distribution on the Certificates...................................   70

         SECTION 9.03.              Additional Termination Requirements......................................   71

ARTICLE X     MISCELLANEOUS PROVISIONS.......................................................................   71

         SECTION 10.01.             Amendment................................................................   71

         SECTION 10.02.             Counterparts.............................................................   73

         SECTION 10.03.             Governing Law............................................................   73

         SECTION 10.04.             Intention of Parties.....................................................   73

         SECTION 10.05.             Notices..................................................................   74

         SECTION 10.06.             Severability of Provisions...............................................   74

         SECTION 10.07.             Assignment...............................................................   75

         SECTION 10.08.             Limitation on Rights of Certificateholders...............................   75

         SECTION 10.09.             Reserved.................................................................   75

         SECTION 10.10.             Certificates Nonassessable and Fully Paid................................   75

         SECTION 10.11.             Third Party Rights.......................................................   75

         SECTION 10.12.             Additional Rights of the NIMs Insurer....................................   76

EXHIBIT A                  FORMS OF OFFERED CERTIFICATES

EXHIBIT B-1                MORTGAGE LOAN SCHEDULE

EXHIBIT B-2                GROUP A MORTGAGE LOAN SCHEDULE

EXHIBIT B-3                GROUP B MORTGAGE LOAN SCHEDULE

EXHIBIT B-4                PMI INSURER MORTGAGE LOAN SCHEDULE

EXHIBIT C                  [Reserved]

EXHIBIT D                  FORM OF SECURITIES ADMINISTRATOR CERTIFICATION

EXHIBIT E-1                FORM OF TRANSFEREE'S LETTER AND AFFIDAVIT

EXHIBIT E-2                FORM OF TRANSFEROR'S AFFIDAVIT

EXHIBIT F                  FORM OF TRANSFEROR CERTIFICATE

EXHIBIT G                  FORM OF INVESTMENT LETTER

EXHIBIT H                  FORM OF RULE 144A LETTER

EXHIBIT I                  REQUEST FOR RELEASE

EXHIBIT J                  PMI POLICY

EXHIBIT K                  SERVICING AGREEMENTS

EXHIBIT L                  CUSTODIAL AGREEMENT

EXHIBIT M                  FORM OF SECURITIES ADMINISTRATOR OFFICER'S CERTIFICATE

EXHIBIT N                  FORM OF TRANSFEREE LETTER
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                                      iii

         TRUST AGREEMENT, dated as of November 1, 2002, among MERRILL LYNCH MORTGAGE INVESTORS, INC., a Delaware corporation, as depositor (the "Depositor"), WELLS FARGO BANK MINNESOTA, N.A., a national banking association, as securities administrator (the "Securities Administrator") and HSBC BANK USA, a New York state banking corporation, as trustee (the "Trustee").

         The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund for federal income tax purposes will consist of two REMICs, the right to receive proceeds from prepayment penalties on the Mortgage Loans, amounts paid by either Servicer (i) in respect of prepayment charges pursuant to a Servicing Agreement or (ii) amounts received with respect to any amounts in respect of any indemnification paid by either Servicer as a result of a prepayment charge being unenforceable in breach of the representations and warranties set forth in Section 7.02 of the Option One Mortgage Corporation Transfer Agreement or Section 3.02 of the Wells Fargo Home Mortgage, Inc. Transfer Agreement, and the grantor trusts described in Section 2.07 hereof. The Subsidiary REMIC will consist of all of the assets constituting the Trust Fund (other than any proceeds of prepayment penalties, amounts paid by either Servicer (i) in respect of prepayment charges pursuant to a Servicing Agreement or (ii) amounts received with respect to any amounts in respect of any indemnification paid by either Servicer as a result of a prepayment charge being unenforceable in breach of the representations and warranties set forth in Section 7.02 of the Option One Mortgage Corporation Transfer Agreement or Section 3.02 of the Wells Fargo Home Mortgage, Inc. Transfer Agreement, those assets held by the Master REMIC, and the grantor trusts described in Section 2.07) and will be evidenced by the Subsidiary REMIC Regular Interests (which will be uncertificated and will represent the "regular interests" in the Subsidiary REMIC) and the SR Interest as the single "residual interest" in the Subsidiary REMIC. The Trustee will hold the Subsidiary REMIC Regular Interests. The Master REMIC will consist of the Subsidiary REMIC Regular Interests and will be evidenced by the REMIC Regular Interests (which will represent the "regular interests" in the Master REMIC) and the MR Interest as the single "residual interest" in the Master REMIC. The Class R Certificates initially will represent beneficial ownership of the SR Interest and the MR Interest. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the Latest Possible Maturity Date.

         All covenants and agreements made by the Seller in the Mortgage Loan Sale Agreement and by the Depositor and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Trust Fund are for the benefit of the Holders from time to time of the Certificates and, to the extent provided herein, the NIMs Insurer.

         In consideration of the mutual agreements herein contained, the Depositor, the Securities Administrator and the Trustee agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         Accepted Servicing Practices: Each Servicer's normal servicing practices, which will conform to the mortgage servicing practices of prudent mortgage lending institutions which service for their own account mortgage loans of the same type as the Mortgages Loans in the jurisdictions in which the related Mortgaged Properties (or Underlying Mortgaged Properties in the case of Co-op Loans) are located.

         Accrual Period: With respect to the Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day immediately preceding such Distribution Date. All calculations of interest on the Certificates will be made on the basis of the actual number of days elapsed in the related Accrual Period and a 360 day year.

         Adjustable Rate Mortgage Loan: A Mortgage Loan identified in the Mortgage Loan Schedule as having a Mortgage Rate which is adjustable.

         Adjustment Date: As to each Adjustable Rate Mortgage Loan, each date on which the related Mortgage Rate is subject to adjustment, as provided in the related Mortgage Note.

         Advance: The aggregate of the advances required to be made by each Servicer with respect to any Distribution Date pursuant to the Servicing Agreements, the amount of any such advances being equal to the sum of the aggregate of payments of principal and interest (net of the Servicing Fee Rate) on the Mortgage Loans that were due during the applicable Due Period and not received as of the close of business on the related Determination Date, less the aggregate amount of any such Delinquent payments that each such Servicer has determined would constitute a Non-Recoverable Advance were an advance to be made with respect thereto.

         Advancing Person: Any Person who enters into an advancing facility with the Trustee on behalf of the Trust Fund in accordance with Section 41 of Exhibit A of the Option One Mortgage Corporation Servicing Agreement.

         Affiliate: With respect to any specified Person, any other Person controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         Aggregate Certificate Principal Balance: For any date of determination, the sum of the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class R Certificate Principal Balance, the Class M-1 Certificate Principal Balance, the Class M-2 Certificate Principal Balance and the Class B Certificate Principal Balance, in each case as of such date of determination.

         Agreement: This Trust Agreement and any and all amendments or supplements hereto made in accordance with the terms herein.


         Applied Realized Loss Amount: With respect to any Distribution Date, the amount, if any, by which, the Aggregate Certificate Principal Balance after distributions of principal on such Distribution Date exceeds the aggregate Stated Principal Balance of the Mortgage Loans as of such Distribution Date.

         Appraised Value: With respect to a Mortgage Loan the proceeds of which were used to purchase the related Mortgage Property (or the related residential dwelling unit in the Underlying Mortgaged Property in the case of a Co-op Loan), the "Appraised Value" of a Mortgaged Property (or the related residential dwelling unit in the Underlying Mortgaged Property, in the case of a Co-op Loan) is the lesser of (x) the appraised value based on an appraisal made for the Seller by an independent fee appraiser at the time of the origination of the related Mortgage Loan, and (y) the sales price of such Mortgaged Property (or the related residential dwelling unit in the Underlying Mortgaged Property, in the case of a Co-op Loan) at such time of origination. With respect to a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the "Appraised Value" is the appraised value of the Mortgaged Property (or the residential dwelling unit in the Underlying Mortgaged Property, in the case of a Co-op Loan) based upon the appraisal obtained at the time of refinancing.

         Assignment of Mortgage: An assignment of the Mortgage, notice of transfer (or UCC-3 assignment (or equivalent instrument) with respect to each Co-op Loan) or equivalent instrument, in recordable form (except in the case of a Co-op Loan), sufficient under the laws of the jurisdiction where the related Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op
Loan) is located to reflect of record the sale and assignment of the Mortgage Loan to the Trustee, which assignment, notice of transfer or equivalent instrument may, if permitted by law, be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county.

         Authenticating Agent: As defined in Section 5.10 hereof.

         Available Funds Cap: As of any Distribution Date with respect to the Certificates, a per annum rate equal to 12 times the quotient of (i) the total scheduled interest on the Mortgage Loans based on the Net Mortgage Rates as of the related Due Date and (ii) the Aggregate Certificate Principal Balance as of the first day of the applicable Accrual Period multiplied by 30 and divided by the actual number of days in the related Accrual Period.

         Balloon Loan: A Mortgage Loan having an original term to stated maturity of approximately 15 years which provides for level monthly payments of principal and interest based on a 30-year amortization schedule, with a balloon payment of the remaining outstanding principal balance due on such Mortgage Loan at its stated maturity.

         Book-Entry Certificates: Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly, as a "Depository Participant", or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 5.06). As of the Closing Date, each of the Class A, Class M-1, Class M-2 and Class B Certificates constitutes a Class of Book-Entry Certificates.

         Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the State of California, State of Iowa, State of Maryland, State of Minnesota, Commonwealth of Pennsylvania and in the City of New York, New York are authorized or obligated by law or executive order to be closed.

         Certificate: Any one of the certificates of any Class executed by the Securities Administrator and authenticated by the Authenticating Agent in substantially the forms attached hereto as Exhibits A.

         Certificate Account: The separate Eligible Account created and initially maintained by the Securities Administrator pursuant to Section 3.05(a) in the name of the Trustee for the benefit of the Certificateholders and designated "HSBC Bank USA, as trustee, in trust for registered holders of Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2002-HE1." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

         Certificate Owner: With respect to a Book-Entry Certificate, the Person that is the beneficial owner of such Book-Entry Certificate.

         Certificate Principal Balance: As to any Certificate and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate less the sum of (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to Section 4.01, and (ii) any Applied Realized Loss Amounts allocated to such Certificate on previous Distribution Dates pursuant to Section 4.01(i).

         Certificate Register: The register maintained pursuant to Section 5.02 hereof.

         Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register (initially, Cede & Co., as nominee for the Depository) in the case of any Class of Regular Certificates or the Class R Certificate, except that solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any Affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Securities Administrator, the Trustee and the NIMs Insurer are entitled to rely conclusively on a certification of the Depositor or any Affiliate of the Depositor in determining which Certificates are registered in the name of an Affiliate of the Depositor.

         Class: All Certificates bearing the same Class designation as set forth in Section 5.01 hereof.

         Class A Certificate Principal Balance: For any date of determination, the sum of the Class A-1 Certificate Principal Balance, the Class R Certificate Principal Balance and the Class A-2 Certificate Principal Balance.

         Class A Certificates: Any of the Class A-1 Certificates or Class A-2 Certificates.

         Class A Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or any Distribution Date on which a Trigger Event exists, 100% of the Principal Distribution Amount for such Distribution Date and (ii) on or after the Stepdown Date where a Trigger Event does not exist, the excess of (A) the Class A Certificate Principal Balance immediately prior to such Distribution Date over (B) the lesser of (I) 78.00% of the Stated Principal Balance of the Mortgage Loans as of the end of the immediately preceding Due Period and (II) the excess of the Stated Principal Balance of the Mortgage Loans as of the end of the immediately preceding Due Period over $3,925,346; provided, however, that in no event will the Class A Principal Distribution Amount with respect to any Distribution Date exceed the aggregate Certificate Principal Balance of the Class A and Class R Certificates.

         Class A-1 Certificate: Any Certificate designated as a "Class A-1 Certificate" on the face thereof, in the form of Exhibit A hereto, representing the right to distributions as set forth herein.

         Class A-1 Certificate Principal Balance: As of any date of determination, the aggregate Certificate Principal Balance of the Class A-1 Certificates.

         Class A-1 Current Interest: As of any Distribution Date, the interest accrued during the related Accrual Period at the Class A-1 Pass-Through Rate on the Class A-1 Certificate Principal Balance as of the first day of such Accrual Period (after giving effect to all distributions of principal made or deemed to be made as of such first day) plus the interest portion of any previous distributions on such Class that is recovered as a voidable preference by a trustee in bankruptcy, less any Non-Supported Interest Shortfall allocated on such Distribution Date to the Class A-1 Certificates. For purposes of calculating interest, principal distributions on a Distribution Date will be deemed to have been made on the first day of the Accrual Period in which such Distribution Date occurs.

         Class A-1 Interest Carryforward Amount: As of any Distribution Date, the sum of (i) the excess of (a) the Class A-1 Current Interest with respect to prior Distribution Dates (excluding any Class A-1

Interest Carryover Amount) over (b) the amount actually distributed to the Class A-1 Certificates with respect to interest on such prior Distribution Dates and (ii) interest on such excess (to the extent permitted by applicable law) at the Class A-1 Pass-Through Rate for the related Accrual Period.

         Class A-1 Interest Carryover Amount: As of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for the Class A-1 Certificates is based upon the Available Funds Cap, the excess of (i) the amount of interest the Class A-1 Certificates would otherwise be entitled to receive on such Distribution Date had such rate been calculated as the sum of One-Month LIBOR and the applicable Class A-1 Margin for such Distribution Date, up to the Weighted Maximum Rate Cap, over (ii) the amount of interest payable on the Class A-1 Certificates at the Available Funds Cap, up to but not exceeding the Weighted Maximum Rate Cap for such Distribution Date and (B) the Class A-1 Interest Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.01(f)(v), together with interest thereon at a rate equal to the sum of One-Month LIBOR and the applicable Class A-1 Margin for such Distribution Date.

         Class A-1 Margin: As of any Distribution Date up to and including the Optional Termination Date for the Certificates, 0.50% per annum and, as of any Distribution Date after the Optional Termination Date, 1.00% per annum.

         Class A-1 Pass-Through Rate: For the first Distribution Date, 1.94% per annum. As of any Distribution Date thereafter, the least of (i) One-Month LIBOR plus the Class A-1 Margin, (ii) the Weighted Maximum Rate Cap and (iii) the Available Funds Cap for such Distribution Date.

         Class A-2 Certificate: Any Certificate designated as a "Class A-2 Certificate" on the face thereof, in the form of Exhibit A hereto, representing the right to distributions as set forth herein.

         Class A-2 Certificate Principal Balance: As of any date of determination, the aggregate Certificate Principal Balance of the Class A-2 Certificates.

         Class A-2 Current Interest: As of any Distribution Date, the interest accrued during the related Accrual Period at the Class A-2 Pass-Through Rate on the Class A-2 Certificate Principal Balance as of the first day of such Accrual Period (after giving effect to all distributions of principal made or deemed to be made as of such first day) plus the interest portion of any previous distributions on such Class that is recovered as a voidable preference by a trustee in bankruptcy, less any Non-Supported Interest Shortfall allocated on such Distribution Date to the Class A-2 Certificates. For purposes of calculating interest, principal distributions on a Distribution Date will be deemed to have been made on the first day of the Accrual Period in which such Distribution Date occurs.

         Class A-2 Interest Carryforward Amount: As of any Distribution Date, the sum of (i) the excess of (a) the Class A-2 Current Interest with respect to prior Distribution Dates (excluding any Class A-2 Interest Carryover Amount) over (b) the amount actually distributed to the Class A-2 Certificates with respect to interest on such prior Distribution Dates and (ii) interest on such excess (to the extent permitted by applicable law) at the Class A-2 Pass-Through Rate for the related Accrual Period.

         Class A-2 Interest Carryover Amount: As of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for the Class A-2 Certificates is based upon the Available Funds Cap, the excess of (i) the amount of interest the Class A-2 Certificates would otherwise be entitled to receive on such Distribution Date had such rate been calculated as the sum of One-Month LIBOR and the applicable Class A-2 Margin for such Distribution Date, up to the Weighted Maximum Rate Cap, over (ii) the amount of interest payable on the Class A-2 Certificates at the Available Funds Cap, up to but not exceeding the Weighted Maximum Rate Cap for such Distribution Date and (B) the Class A-2 Interest Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.01(f)(v), together with interest thereon at a rate equal to the sum of One-Month LIBOR and the applicable Class A-2 Margin for such Distribution Date.

         Class A-2 Margin: As of any Distribution Date up to and including the Optional Termination Date for the Certificates, 0.50% per annum and, as of any Distribution Date after the Optional Termination Date, 1.00% per annum.

         Class A-2 Pass-Through Rate: For the first Distribution Date, 1.94% per annum. As of any Distribution Date thereafter, the least of (i) One-Month LIBOR plus the Class A-2 Margin, (ii) the Weighted Maximum Rate Cap and (iii) the Available Funds Cap for such Distribution Date.

         Class B Applied Realized Loss Amount: As of any Distribution Date, the sum of all Applied Realized Loss Amounts with respect to the Mortgage Loans which have been applied to the reduction of the Certificate Principal Balance of the Class B Certificates.

         Class B Certificate: Any Certificate designated as a "Class B Certificate" on the face thereof, in the form of Exhibit A hereto, representing the right to distributions as set forth herein.

         Class B Certificate Principal Balance: As of any date of determination, the aggregate Certificate Principal Balance of the Class B Certificates.

         Class B Current Interest: As of any Distribution Date, the interest accrued during the related Accrual Period at the Class B Pass-Through Rate on the Class B Certificate Principal Balance as of the first day of such Accrual Period (after giving effect to all distributions of principal made or deemed to be made as of such first day) plus the interest portion of any previous distributions on such Class that is recovered as a voidable preference by a trustee in bankruptcy, less any Non-Supported Interest Shortfall allocated on such Distribution Date to the Class B Certificates. For purposes of calculating interest, principal distributions on a Distribution Date will be deemed to have been made on the first day of the Accrual Period in which such Distribution Date occurs.

         Class B Interest Carryforward Amount: As of any Distribution Date, the sum of (i) the excess of (a) the Class B Current Interest with respect to prior Distribution Dates (excluding any Class B Interest Carryover Amount) over (b) the amount actually distributed to the Class B Certificates with respect to interest on such prior Distribution Dates and (ii) interest on such excess (to the extent permitted by applicable law) at the Class B Pass-Through Rate for the related Accrual Period.

         Class B Interest Carryover Amount: As of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for the Class B Certificates is based upon the Available Funds Cap, the excess of (i) the amount of interest the Class B Certificates would otherwise be entitled to receive on such Distribution Date had such rate been calculated as the sum of One-Month LIBOR and the applicable Class B Margin for such Distribution Date, up to the Weighted Maximum Rate Cap, over (ii) the amount of interest payable on the Class B Certificates at the Available Funds Cap, up to but not exceeding the Weighted Maximum Rate Cap for such Distribution Date and (B) the Class B Interest Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.01(f)(v), together with interest thereon at a rate equal to the sum of One-Month LIBOR and the applicable Class B Margin for such Distribution Date.

         Class B Margin: As of any Distribution Date up to and including the Optional Termination Date for the Certificates, 3.75% per annum and, as of any Distribution Date after the Optional Termination Date, 5.625% per annum.

         Class B Pass-Through Rate: For the first Distribution Date, 5.19% per annum. As of any Distribution Date thereafter, the least of (i) One-Month LIBOR plus the Class B Margin, (ii) the Weighted Maximum Rate Cap and (iii) the Available Funds Cap for such Distribution Date.

         Class B Principal Distribution Amount: With respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event does not exist, the excess of (i) the sum of (A) the Class A Certificate Principal Balance (after taking into account distribution of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class M-1 Certificate Principal Balance after taking into account distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class M-2 Certificate Principal Balance (after taking into account distribution of the Class M-2 Principal Distribution Amount for such Distribution Date), and (D) the Class B Certificate Principal Balance immediately prior to such Distribution Date over (ii) the excess of the Stated Principal Balances of the Mortgage Loans as of the end of the immediately preceding Due Period over $3,925,346; provided, however, that after the Class A Certificate Principal Balance, the Class M-1 Certificate Principal Balance and the Class M-2 Certificate Principal Balance has been reduced to zero, the Class B Principal Distribution Amount for such Distribution Date will equal 100% of the Principal Distribution Amount for such Distribution Date remaining after any distributions on such Class A, Class M-1 and Class M-2 Certificates and provided, further, however, that in no event will the Class B Principal Distribution Amount with respect to any Distribution Date exceed the Class B Certificate Principal Balance.

         Class B Unpaid Realized Loss Amount: As of any Distribution Date, the excess of (i) the Class B Applied Realized Loss Amount over (ii) the sum of all distributions in reduction of the Class B Applied Realized Loss Amounts on all previous Distribution Dates.

         Class C Certificate: Any Certificate designated as a "Class C Certificate" on the face thereof, in the form of Exhibit A hereto, representing the right to distributions as set forth herein.

         Class C Applied Realized Loss Amount: As of any Distribution Date, the sum of all Applied Realized Loss Amounts with respect to the Mortgage Loans which have been applied to the reduction of the Certificate Principal Balance of the Class C Certificates.

         Class C Certificate Principal Balance: As of any date of determination, the aggregate Certificate Principal Balance of the Class C Certificates.

         Class C Current Interest: As of any Distribution Date, the interest accrued during the related Accrual Period at the Class C Distributable Interest Rate on a notional amount equal to the aggregate of the Principal Balance of the Mortgage Loans outstanding as of the beginning of such Accrual Period (such amount of interest representing a "specified portion" (within the meaning of Treasury Regulations Section 1.860G-1(a)(2)(i)(C)) of interest payments on the Subsidiary REMIC Regular Interests), plus the interest portion of any previous distributions on such Class that is recovered as a voidable preference by a trustee in bankruptcy, less any Non-Supported Interest Shortfall allocated on such Distribution Date to the Class C Certificates.

         Class C Distributable Interest Rate: The excess, if any, of (a) the weighted average of the interest rates on the Subsidiary REMIC Regular Interests over (b) two times the weighted average of the interest rates on the Subsidiary REMIC Regular Interests (treating for purposes of this clause (b) the interest rate on each of the Marker Classes as being capped at the REMIC Pass-Through Rate of the Related Certificate or Related Certificates of such Marker Class and treating the Class X Interest as being capped at zero). The averages described in the preceding sentence shall be weighted on the basis of the respective principal balances of the Subsidiary REMIC Regular Interests immediately prior to any date of determination.

         Class C Interest Carryforward Amount: As of any Distribution Date, the sum of (i) the excess of (a) the Class C Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class C Certificates with respect to interest on such prior Distribution Dates and (ii) interest on such excess (to the extent permitted by applicable law) at the Net Rate.

         Class C Unpaid Realized Loss Amount: As of any Distribution Date, the excess of (i) the Class C Applied Realized Loss Amount over (ii) the sum of all distributions in reduction of the Class C Applied Realized Loss Amount on all previous Distribution Dates.

         Class M-1 Applied Realized Loss Amount: As of any Distribution Date, the sum of all Applied Realized Loss Amounts with respect to the Mortgage Loans which have been applied to the reduction of the Certificate Principal Balance of the Class M-1 Certificates.

         Class M-1 Certificate: Any Certificate designated as a "Class M-1 Certificate" on the face thereof, in the form of Exhibit A hereto, representing the right to distributions as set forth herein.

         Class M-1 Certificate Principal Balance: As of any date of determination, the aggregate Certificate Principal Balance of the Class M-1 Certificates.

         Class M-1 Current Interest: As of any Distribution Date, the interest accrued during the related Accrual Period at the Class M-1 Pass-Through Rate on the Class M-1 Certificate Principal Balance as of the first day of such Accrual Period (after giving effect to all distributions of principal made or deemed to be made as of such first day) plus the interest portion of any previous distributions on such Class that is recovered as a voidable preference by a trustee in bankruptcy, less any Non-Supported Interest Shortfall allocated on such Distribution Date to the Class M-1 Certificates. For purposes of calculating interest, principal distributions on a Distribution Date will be deemed to have been made on the first day of the Accrual Period in which such Distribution Date occurs.

         Class M-1 Interest Carryforward Amount: As of any Distribution Date, the sum of (i) the excess of (a) the Class M-1 Current Interest with respect to prior Distribution Dates (excluding any Class M-1 Interest Carryover Amount) over (b) the amount actually distributed to the Class M-1 Certificates with respect to interest on such prior Distribution Dates and (ii) interest on such excess (to the extent permitted by applicable law) at the Class M-1 Pass-Through Rate for the related Accrual Period.

         Class M-1 Interest Carryover Amount: As of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for the Class M-1 Certificates is based upon the Available Funds Cap, the excess of (i) the amount of interest the Class M-1 Certificates would otherwise be entitled to receive on such Distribution Date had such rate been calculated as the sum of One-Month LIBOR and the applicable Class M-1 Margin for such Distribution Date, up to the Weighted Maximum Rate Cap, over (ii) the amount of interest payable on the Class M-1 Certificates at the Available Funds Cap, up to but not exceeding the Weighted Maximum Rate Cap for such Distribution Date and (B) the Class M-1 Interest Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.01(f)(v), together with interest thereon at a rate equal to the sum of One-Month LIBOR and the applicable Class M-1 Margin for such Distribution Date.

         Class M-1 Margin: As of any Distribution Date up to and including the Optional Termination Date for the Certificates, 1.10% per annum and, as of any Distribution Date after the Optional Termination Date, 1.65% per annum.

         Class M-1 Pass-Through Rate: For the first Distribution Date, 2.54% per annum. As of any Distribution Date thereafter, the least of (i) One-Month LIBOR plus the Class M-1 Margin, (ii) the Weighted Maximum Rate Cap and (iii) the Available Funds Cap for such Distribution Date.

         Class M-1 Principal Distribution Amount: With respect to any Distribution Date on or after the Stepdown Date, 100% of the Principal Distribution Amount for such Distribution Date if the Class A Certificate Principal Balance has been reduced to zero and a Trigger Event exists, or as long as a Trigger Event does not exist, the excess of (i) the sum of (A) the Class A Certificate Principal Balance (after taking into account distributions of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Class M-1 Certificate Principal Balance immediately prior to such Distribution Date over (ii) the lesser of (A) 86.50% of the Stated Principal Balances of the Mortgage Loans as of the end of the immediately preceding Due Period and (B) the excess of the Stated Principal Balances for the Mortgage Loans as of the end of the immediately preceding Due Period over $3,925,346. Notwithstanding the foregoing, (i) on any Distribution Date prior to the Stepdown Date on which the Certificate Principal Balance of each Class of Class A Certificates has been reduced to zero, the Class M-1 Principal Distribution Amount will equal the lesser of (A) the outstanding Certificate Principal Balance of the Class M-1 Certificates and (B) 100% of the Principal Distribution Amount remaining after any distributions on such Class A Certificates and (ii) in no event will the Class M-1 Principal Distribution Amount with respect to any Distribution Date exceed the Class M-1 Certificate Principal Balance.

         Class M-1 Unpaid Realized Loss Amount: As of any Distribution Date, the excess of (i) the Class M-1 Applied Realized Loss Amount over (ii) the sum of all distributions in reduction of the Class M-1 Applied Realized Loss Amounts on all previous Distribution Dates.

         Class M-2 Applied Realized Loss Amount: As of any Distribution Date, the sum of all Applied Realized Loss Amounts with respect to the Mortgage Loans which have been applied to the reduction of the Certificate Principal Balance of the Class M-2 Certificates.

         Class M-2 Certificate: Any Certificate designated as a "Class M-2 Certificate" on the face thereof, in the form of Exhibit A hereto, representing the right to distributions as set forth herein.

         Class M-2 Certificate Principal Balance: As of any date of determination, the aggregate Certificate Principal Balance of the Class M-2 Certificates.

         Class M-2 Current Interest: As of any Distribution Date, the interest accrued during the related Accrual Period at the Class M-2 Pass-Through Rate on the Class M-2 Certificate Principal Balance as of the first day of such Accrual Period (after giving effect to all distributions of principal made or deemed to be made as of such first day) plus the interest portion of any previous distributions on such Class that is recovered as a voidable preference by a trustee in bankruptcy, less any Non-Supported Interest Shortfall allocated on such Distribution Date to the Class M-2 Certificates. For purposes of calculating interest, principal distributions on a Distribution Date will be deemed to have been made on the first day of the Accrual Period in which such Distribution Date occurs.

         Class M-2 Interest Carryforward Amount: As of any Distribution Date, the sum of (i) the excess of (a) the Class M-2 Current Interest with respect to prior Distribution Dates (excluding any Class M-2 Interest Carryover Amount) over (b) the amount actually distributed to the Class M-2 Certificates with respect to interest on such prior Distribution Dates and (ii) interest on such excess (to the extent permitted by applicable law) at the Class M-2 Pass-Through Rate for the related Accrual Period.

         Class M-2 Interest Carryover Amount: As of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for the Class M-2 Certificates is based upon the Available Funds Cap, the excess of (i) the amount of interest the Class M-2 Certificates would otherwise be entitled to receive on such Distribution Date had such rate been calculated as the sum of One-Month LIBOR and the applicable Class M-2 Margin for such Distribution Date, up to the Weighted Maximum Rate Cap, over (ii) the amount of interest payable on the Class M-2 Certificates at the Available Funds Cap, up to but not exceeding the Weighted Maximum Rate Cap for such Distribution Date and (B) the Class M-2 Interest

Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.01(f)(v), together with interest thereon at a rate equal to the sum of One-Month LIBOR and the applicable Class M-2 Margin for such Distribution Date.

         Class M-2 Margin: As of any Distribution Date up to and including the Optional Termination Date for the Certificates, 2.20% per annum and, as of any Distribution Date after the Optional Termination Date, 3.30% per annum.

         Class M-2 Pass-Through Rate: For the first Distribution Date, 3.64% per annum. As of any Distribution Date thereafter, the least of (i) One-Month LIBOR plus the Class M-2 Margin, (ii) the Weighted Maximum Rate Cap and (iii) the Available Funds Cap for such Distribution Date.

         Class M-2 Principal Distribution Amount: With respect to any Distribution Date on or after the Stepdown Date, 100% of the Principal Distribution Amount for such Distribution Date if the Class A Certificate Principal Balance and the Class M-1 Certificate Principal Balance have been reduced to zero and a Trigger Event exists, or as long as a Trigger Event does not exist, the excess of (i) the sum of (A) the Class A Certificate Principal Balance (after taking into account distributions of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class M-1 Certificate Principal Balance (after taking into account distributions of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the Class M-2 Certificate Principal Balance immediately prior to such Distribution Date over
(ii) the lesser of (A) 93.50% of the Stated Principal Balances of the Mortgage Loans as of the end of the immediately preceding Due Period and (B) the excess of the Stated Principal Balances of the Mortgage Loans as of the end of the immediately preceding Due Period over $3,925,346. Notwithstanding the foregoing,
(i) on any Distribution Date prior to the Stepdown Date on which the Certificate Principal Balance of each Class of Class A Certificates and the Class M-1 Certificates has been reduced to zero, the Class M-2 Principal Distribution Amount will equal the lesser of (A) the outstanding Certificate Principal Balance of the Class M-2 Certificates and (B) 100% of the Principal Distribution Amount remaining after any distributions on such Class A and Class M-1 Certificates and (ii) in no event will the Class M-2 Principal Distribution Amount with respect to any Distribution Date exceed the Class M-2 Certificate Principal Balance.

         Class M-2 Unpaid Realized Loss Amount: As of any Distribution Date, the excess of (i) the Class M-2 Applied Realized Loss Amount over (ii) the sum of all distributions in reduction of the Class M-2 Applied Realized Loss Amounts on all previous Distribution Dates.

         Class P Certificate: Any Certificate designated as a Class P Certificate on the face thereof, executed by the Securities Administrator and authenticated by the Authenticating Agent in substantially the form set forth in Exhibit A, representing the right to distributions as set forth herein.

         Class R Certificate: The Class R Certificate executed by the Securities Administrator and authenticated by the Authenticating Agent in substantially the form set forth in Exhibit A.

         Class R Certificate Principal Balance: As of any date of determination, the aggregate Certificate Principal Balance of the Class R Certificates.

         Class R Current Interest: As of any Distribution Date, the interest accrued during the related Accrual Period at the Class R Pass-Through Rate on the Class R Certificate Principal Balance as of the first day of such Accrual Period (after giving effect to all distributions of principal made or deemed to be made as of such first day) plus the interest portion of any previous distributions on such Class that is recovered as a voidable preference by a trustee in bankruptcy, less any Non-Supported Interest Shortfall allocated on such Distribution Date to the Class R Certificate. For purposes of calculating interest, principal distributions on a Distribution Date will be deemed to have been made on the first day of the Accrual Period in which such Distribution Date occurs.

         Class R Interest Carryforward Amount: As of any Distribution Date, the sum of (i) the excess of (a) the Class R Current Interest with respect to prior Distribution Dates (excluding any Class R Interest Carryover Amount) over (b) the amount actually distributed to the Class R Certificate with respect to interest on such prior Distribution Dates and (ii) interest on such excess (to the extent permitted by applicable law) at the Class R Pass-Through Rate for the related Accrual Period.

         Class R Interest Carryover Amount: As of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for the Class R Certificate is based upon the Available Funds Cap, the excess of (i) the amount of interest the Class R Certificate would otherwise be entitled to receive on such Distribution Date had such rate been calculated as the sum of One-Month LIBOR and the applicable Class R Margin for such Distribution Date, up to the Weighted Maximum Rate Cap, over (ii) the amount of interest payable on the Class R Certificate at the Available Funds Cap, up to but not exceeding the Weighted Maximum Rate Cap for such Distribution Date and (B) the Class R Interest Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.01(f)(v), together with interest thereon at a rate equal to the sum of One-Month LIBOR and the applicable Class R Margin for such Distribution Date.

         Class R Margin: As of any Distribution Date up to and including the Optional Termination Date for the Certificates, 0.50% per annum and, as of any Distribution Date after the Optional Termination Date, 1.00% per annum.

         Class R Pass-Through Rate: For the first Distribution Date, 1.94% per annum. As of any Distribution Date thereafter, the least of (i) One-Month LIBOR plus the Class R Margin, (ii) the Weighted Maximum Rate Cap and (iii) the Available Funds Cap for such Distribution Date.

         Class SA-1 Interest: An uncertificated regular interest in the Subsidiary REMIC with an initial principal balance equal to 1/2 of the initial principal balance of its Related Certificates and an interest rate equal to the Net Rate.

         Class SA-2 Interest: An uncertificated regular interest in the Subsidiary REMIC with an initial principal balance equal to 1/2 of the initial principal balance of its Related Certificate and an interest rate equal to the Net Rate.

         Class SM-1 Interest: An uncertificated regular interest in the Subsidiary REMIC with an initial principal balance equal to 1/2 of the initial principal balance of its Related Certificate and an interest rate equal to the Net Rate.

         Class SM-2 Interest: An uncertificated regular interest in the Subsidiary REMIC with an initial principal balance equal to 1/2 of the initial principal balance of its Related Certificate and an interest rate equal to the Net Rate.

         Class SB Interest: An uncertificated regular interest in the Subsidiary REMIC with an initial principal balance equal to 1/2 of the initial principal balance of its Related Certificate and an interest rate equal to the Net Rate.

         Class X Interest: An uncertificated regular interest in the Subsidiary REMIC with an initial principal balance equal to the excess of (i) the aggregate principal balances of the Mortgage Loans over (ii) the aggregate principal balances of the Marker Classes and an interest rate equal to the Net Rate.

         Closing Date: December 6, 2002.

         Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

         Collection Account: Each separate Eligible Account created and initially maintained by each Servicer pursuant to the applicable Servicing Agreement in the name of the Trustee for the benefit of the Certificateholders and designated "[name of servicer], as servicer, in trust for registered holders of Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2002-HE1". Funds in the Collection Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

         Combined Loan-to-Value Ratio: For any Mortgage Loan in a second lien position, the fraction, expressed as a percentage, the numerator of which is the sum of (i) the original principal balance of the related Mortgage Loan and (ii) any outstanding principal balances of Mortgage Loans the liens on which are senior to the lien on such related Mortgage Loan (such sum calculated at the date of origination of such related Mortgage Loan) and the denominator of which is the lesser of (a) the Appraised Value of the related Mortgage Property (or applicable dwelling unit, in the case of a Co-op Loan) and (b) the sales price of the related Mortgaged Property (or applicable dwelling unit, in the case of a Co-op Loan) at time of origination.

         Compensating Interest: With respect to any Mortgage Loan and any Distribution Date, an amount equal to the portion of any Prepayment Interest Shortfalls required to be deposited in the Collection Account by the Servicers pursuant to the Servicing Agreements.

         Co-op Lease: With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

         Co-op Loan: A Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and a collateral assignment of the related Co-op Lease.

         Credit Risk Manager: The Murrayhill Company, a Colorado corporation, or its successor in interest.

         Credit Risk Manager Fee: The fee payable on each Distribution Date to the Credit Risk Manager as compensation for all services rendered by it in exercise and performance of any of the powers and duties of the Credit Risk Manager under the Credit Risk Manager Agreement, which amount shall equal one-twelfth of the product of (i) the Credit Risk Manager Fee Rate and (ii) the Stated Principal Balance of the Mortgage Loans as of the first day of the related Due Period.

         Credit Risk Manager Fee Rate: 0.0175% per annum.

         Current Interest: Any of the Class A-1 Current Interest, the Class A-2 Current Interest, the Class R Current Interest, the Class M-1 Current Interest, the Class M-2 Current Interest and the Class B Current Interest.

         Custodial Agreement: The Custodial Agreement, dated as of April 1, 1999 by and between Merrill Lynch Mortgage Capital, Inc. and Wells Fargo Bank Minnesota, N.A., as amended by that certain Amendment, dated as of November 20, 2001, which has been assigned by Merrill Lynch Mortgage Capital, Inc. to the Trustee pursuant to that certain Assignment and Assumption Agreement, dated as of December 6, 2002, by and between Merrill Lynch Mortgage Capital, Inc. and the Trustee.

         Custodian: The custodian for the Mortgage Files appointed by the Trustee. The initial Custodian shall be the Securities Administrator.

         Cut-off Date: November 1, 2002.

         Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the calendar day immediately preceding the Cut-off Date after application of all payments of principal due on or prior to the Cut-off Date, whether or not received, and all Principal Prepayments received prior to the Cut-off Date, but without giving effect to any installments of principal received in respect of Due Dates on and after the Cut-off Date.

         Definitive Certificates: As defined in Section 5.06.

         Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

         Delinquent: A Mortgage Loan is "delinquent" if any payment due thereon is not made pursuant to the terms of such Mortgage Loan by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

         Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Principal Balance of this Certificate."

         Depositor: Merrill Lynch Mortgage Investors, Inc., a Delaware corporation, or its successor in interest.

         Depository: The initial Depository shall be The Depository Trust Company ("DTC"), the nominee of which is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

         Depository Agreement: With respect to Classes of Book-Entry Certificates, the agreement among the Trustee, the Securities Administrator and the initial Depository.

         Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Designated Transaction: For Certificates transferred on or after August 23, 2000, a transaction in which the assets underlying the Certificates consist of single-family residential, multi-family residential, home equity, manufactured housing and/or commercial mortgage obligations that are secured by single-family residential, multi-family residential, commercial real property or leasehold interests therein.

         Determination Date: With respect to any Distribution Date, the 15th day of the month of such Distribution Date or, if such 15th day is not a Business Day, the immediately preceding Business Day.

         Disqualified Organization: (i) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from tax under Chapter 1 of Subtitle A of the Code unless such organization is subject to the tax imposed by Section 511 of the Code and (iii) any organization described in Section 1381(a)(2)(C) of the Code.

         Distribution Account: The separate Eligible Account created and maintained by the Securities Administrator pursuant to Section 3.05(b) in the name of the Trustee for the benefit of the Certificateholders and designated "HSBC Bank USA, as trustee, in trust for registered holders of Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2002-HE1". Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

         Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in December 2002.

         Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which a Scheduled Payment is due.

         Due Period: With respect to any Distribution Date, the period beginning on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs (or, in the case of the first Distribution Date, beginning on the Cut-off Date) and ending on the first day of the month in which such Distribution Date occurs.

         Eligible Account: An account that is (i) maintained with a depository institution the long-term unsecured debt obligations of which are rated by each Rating Agency in one of its two highest rating categories, or (ii) maintained with the corporate trust department of a bank which (a) has a rating of at least Baa3 or P-3 by Moody's and (b) is either the Depositor or the corporate trust department of a national bank or banking corporation which has a rating of at least A-1 by S&P or F1 by Fitch, or (iii) an account or accounts the deposits in which are fully insured by the FDIC, or (iv) an account or accounts, acceptable to each Rating Agency without reduction or withdrawal of the rating of any Class of Certificates, as evidenced in writing in a depository institution in which such accounts are insured by the FDIC (to the limit established by the FDIC), the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to and acceptable to the Trustee, the Securities Administrator and each Rating Agency, the Certificateholders have a claim with respect to the funds in such account and a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (v) maintained at an eligible institution whose commercial paper, short-term debt or other short-term deposits are rated at least A-1+ by S&P and F-1+ by Fitch, or (vi) maintained with a federal or state chartered depository institution the deposits in which are insured by the FDIC to the applicable limits and the short-term unsecured debt obligations of which (or, in the case of a depository institution that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-1 by S&P or Prime-1 by Moody's at the time any deposits are held on deposit therein, or (vii) otherwise acceptable to each Rating Agency, as evidenced by a letter from each Rating Agency.

         ERISA: The Employee Retirement Income Security Act of 1974, including any successor or amendatory provisions.

         ERISA Restricted Certificate: The Class C, Class P and Class R Certificates and any other Certificate, unless such other Certificate shall have received a rating from a Rating Agency at the time of a transfer of such other Certificate that is in one of the three (or in the case of Designated Transactions, four) highest generic rating categories.

         Event of Default: Has the meaning specified in each Servicing
Agreement.

         Excess Interest: On any Distribution Date, for the Class A-1 Certificates, Class A-2 Certificates, Class R Certificate, Class M-1 Certificates, Class M-2 Certificates and Class B Certificates, the excess, if any, of (i) the amount of interest such Class of Certificates is entitled to receive on such Distribution Date at its Pass-Through Rate over (ii) the amount of interest such Class of Certificates would have been entitled to receive on such Distribution Date had the Pass-Through Rate for such Class been the REMIC Pass-Through Rate.

         Excess Proceeds: With respect to any Liquidated Loan, any Liquidation Proceeds that are in excess of the sum of (i) the unpaid principal balance of such Liquidated Loan as of the date of such liquidation plus (ii) interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders (and not reimbursed to a Servicer) up to the Due Date in the month in which such Liquidation Proceeds are required to be distributed on the unpaid principal balance of such Liquidated Loan outstanding during each Due Period as to which such interest was not paid or advanced.

         Exchange Act: The Securities Exchange Act of 1934, as amended.

         Extra Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the excess of (A) the sum of (I) the Aggregate Certificate Principal Balance (reduced by the Principal Funds with respect to such Distribution Date) and (II) $3,925,346 over (B) the Stated Principal Balance of the Mortgage Loans as of such Distribution Date.

         Fannie Mae: a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

         Freddie Mac: a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Fitch: Fitch, Inc., or its successor in interest.

         Fixed Rate Mortgage Loan: A Mortgage Loan identified in the Mortgage Loan Schedule as having a Mortgage Rate which is fixed.

         Grantor Trusts: The grantor trusts described in Section 2.07 hereof.

         Gross Margin: The percentage set forth in the related Mortgage Note for each of the Adjustable Rate Mortgage Loans which is to be added to the applicable index for use in determining the Mortgage Rate on each Adjustment Date, and which is set forth in the Mortgage Loan Schedule for each Adjustable Rate Mortgage Loan.

         Group A Mortgage Loan: Any Mortgage Loan identified in the Group A Mortgage Loan Schedule attached hereto as Exhibit B-2.

         Group A Principal Distribution Amount: As of any Distribution Date, the amount equal to the lesser of (i) the sum of the Certificate Principal Balance of the Class A-1 Certificates and the Certificate

Principal Balance of the Class R Certificate and (ii) the Group A Principal Distribution Percentage of the Class A Principal Distribution Amount; provided, however, that (i) with respect to the Distribution Date on which the Class A-2 Certificate Principal Balance is reduced to zero (so long as the Class A-1 Certificates are outstanding), the Group B Principal Distribution Percentage of the Class A Principal Distribution Amount in excess of the amount necessary to reduce the Certificate Principal Balance of the Class A-2 Certificates to zero will be applied to increase the Group A Principal Distribution Amount and (ii) with respect to any Distribution Date thereafter, the Group A Principal Distribution Amount shall equal the Class A Principal Distribution Amount.

         Group A Principal Distribution Percentage: With respect to any Distribution Date, a fraction expressed as a percentage, the numerator of which is the amount of Principal Funds with respect to such Distribution Date received with respect to Group A Mortgage Loans, and the denominator of which is the amount of all Principal Funds with respect to such Distribution Date.

         Group B Mortgage Loan: Any Mortgage Loan identified in the Group B Mortgage Loan Schedule attached hereto as Exhibit B-3.

         Group B Principal Distribution Amount: As of any Distribution Date, the amount equal to the lesser of (i) the Certificate Principal Balance of the Class A-2 Certificates and (ii) the Group B Principal Distribution Percentage of the Class A Principal Distribution Amount; provided, however, that (i) with respect to the Distribution Date on which the Class A-1 Certificate Principal Balance is reduced to zero (so long as the Class A-2 Certificates are outstanding), the Group A Principal Distribution Percentage of the Class A Principal Distribution Amount in excess of the amount necessary to reduce the Certificate Principal Balance of the Class A-1 Certificates to zero will be applied to increase the Group B Principal Distribution Amount and (ii) with respect to any Distribution Date thereafter, the Group B Principal Distribution Amount shall equal the Class A Principal Distribution Amount.

         Group B Principal Distribution Percentage: With respect to any Distribution Date, a fraction expressed as a percentage, the numerator of which is the amount of Principal Funds with respect to such Distribution Date received with respect to Group B Mortgage Loans, and the denominator of which is the amount of all Principal Funds with respect to such Distribution Date.

         Indenture: An indenture relating to the issuance of notes guaranteed by the NIMs Insurer.

         Initial Adjustment Date: As to any Adjustable Rate Mortgage Loan, the first Adjustment Date following the origination of such Mortgage Loan.

         Initial Certificate Principal Balance: With respect to any Certificate, the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date as set forth in Section 5.01 hereof.

         Initial Mortgage Rate: As to each Mortgage Loan, the Mortgage Rate in effect prior to the Initial Adjustment Date.

         Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect with respect to such Mortgage Loan, including any replacement policy or policies for any insurance policies, including, without limitation, the PMI Policy.

         Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Insurance Policy or any other insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, the Servicers or the Trustee under the deed of trust and are not applied to the restoration of the related Mortgaged Property (or the Underlying Mortgage Property, in the case of a Co-op Loan) or released to the Mortgagor in accordance with the procedures that each Servicer would follow in servicing mortgage loans held for its own account, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

         Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

         Interest Carryforward Amount: Any of the Class A-1 Interest Carryforward Amount, the Class A-2 Interest Carryforward Amount, the Class R Interest Carryforward Amount, the Class M-1 Interest Carryforward Amount, the Class M-2 Interest Carryforward Amount or the Class B Interest Carryforward Amount, as the case may be.

         Interest Carryover Amount: Any of the Class A-1 Interest Carryover Amount, the Class A-2 Interest Carryover Amount, the Class R Interest Carryover Amount, the Class M-1 Interest Carryover Amount, the Class M-2 Interest Carryover Amount or the Class B Interest Carryover Amount, as the case may be.

         Interest Determination Date: With respect to the Certificates, (i) for any Accrual Period other than the first Accrual Period, the second LIBOR Business Day preceding the commencement of such Accrual Period and (ii) for the first Accrual Period, December 4, 2002.

         Interest Funds: With respect to any Distribution Date, the sum, without duplication, of (i) all scheduled interest due during the related Due Period and received before the related Servicer Remittance Date or advanced on or before the related Servicer Remittance Date less the Servicing Fee, the Securities Administrator Fee, PMI Insurer's Fee and the Credit Risk Manager Fee, (ii) all Advances relating to interest with respect to the Mortgage Loans, (iii) all Compensating Interest with respect to the Mortgage Loans, (iv) Liquidation Proceeds with respect to the Mortgage Loans (to the extent such Liquidation Proceeds relate to interest) collected during the related Prepayment Period, (v) proceeds of any purchase pursuant to Sections 2.02, 2.03 or 9.01 (to the extent such proceeds relate to interest) and (vi) prepayment penalties received with respect to the Mortgage Loans during the related Prepayment Period, less all Non-Recoverable Advances with respect to the Mortgage Loans relating to interest reimbursed during the related Prepayment Period.

         Latest Possible Maturity Date: The first Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan in the Trust Fund having the latest scheduled maturity date as of the Cut-off Date.

         LIBOR Business Day: Any day on which banks in the City of London, England and New York City, U.S.A. are open and conducting transactions in foreign currency and exchange.

         Liquidated Loan: With respect to any Distribution Date, a defaulted Mortgage Loan that has been liquidated through deed-in-lieu of foreclosure, foreclosure sale, trustee's sale or other realization as provided by applicable law governing the real property subject to the related Mortgage and any security agreements and as to which each Servicer has certified (in accordance with the Servicing Agreement) in the related Prepayment Period that it has received all amounts it expects to receive in connection with such liquidation.

         Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of Mortgage Loans, whether through trustee's sale, foreclosure sale, sale by a Servicer pursuant to the applicable Servicing Agreement or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Advances, Servicing Fees, Servicing Advances and any other expenses related to such Mortgage Loan.

         Loan-to-Value Ratio: The fraction, expressed as a percentage, the numerator of which is the original principal balance of the related Mortgage Loan and the denominator of which is the lesser of (X) the Appraised Value of the related Mortgaged Property and (Y) the sales price of the related Mortgaged Property at the time of origination.

         Marker Classes: The Subsidiary REMIC Regular Interests other than the Class X Interest.

         Master REMIC: As described in the Preliminary Statement.

         Maximum Mortgage Rate: With respect to each Adjustable Rate Mortgage Loan, the maximum rate of interest set forth as such in the related Mortgage Note and with respect to each Fixed Rate Mortgage Loan, the rate of interest set forth in the related Mortgage Note.

         Minimum Mortgage Rate: With respect to each Adjustable Rate Mortgage Loan, the minimum rate of interest set forth as such in the related Mortgage Note.

         Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 4.02.

         Moody's: Moody's Investors Service, Inc. or its successor in interest

         Mortgage: With respect to a Mortgage Loan that is not a Co-op Loan, the mortgage, deed of trust or other instrument creating a first or second lien or a first or second priority ownership interest in an estate in fee simple in real property securing a Mortgage Note. With respect to a Co-op Loan, the security agreement creating a security interest in the stock allocated to a dwelling unit in a residential cooperative housing corporation and pledged to secure such Co-op Loan and the related Co-op Lease.

         Mortgage File: The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Custodian to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property. Any mortgage loan that was intended by the parties hereto to be transferred to the Trust Fund as indicated by such Mortgage Loan Schedule which is in fact not so transferred for any reason shall continue to be a Mortgage Loan hereunder until the Purchase Price with respect thereto has been paid to the Trust Fund.

         Mortgage Loan Schedule: The lists of Mortgage Loans (as from time to time amended by the Securities Administrator to reflect the deletion of Deleted Mortgage Loans and the addition of Replacement Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Exhibits B-2 and B-3, setting forth the following information with respect to each Mortgage Loan:

         (i)      the loan number;

         (ii)     the unpaid principal balance of the Mortgage Loans;

         (iii)    the Initial Mortgage Rate;

         (iv) the maturity date and the months remaining before maturity date;

         (v)      the original principal balance;

         (vi)     the Cut-off Date Principal Balance;

         (vii)    the first payment date of the Mortgage Loan;

         (viii) the Loan-to-Value Ratio at origination with respect to a first lien Mortgage Loan, or the Combined Loan-to-Value Ratio with respect to a second lien Mortgage Loan;

         (ix) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

         (x)      a code indicating the property type;

         (xi)     with respect to each Adjustable Rate Mortgage Loan;

                  (a)      the frequency of each Adjustment Date;

                  (b)      the next Adjustment Date;

                  (c)      the Maximum Mortgage Rate;

                  (d)      the Minimum Mortgage Rate;

                  (e)      the Mortgage Rate as of the Cut-off Date;

                  (f)      the related Periodic Rate Cap;

                  (g)      the Gross Margin;

         (xii) location of the related Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op Loan);

         (xiii) a code indicating whether a prepayment penalty is applicable and, if so, the term of such prepayment penalty;

         (xiv)    the Credit Score and date obtained;

         (xv)     a code indicating whether such Mortgage Loan is a PMI Mortgage
                  Loan;

         (xvi)    the PMI Insurer's Fee Rate;

         (xvii)   the coverage percentage under the PMI Policy.

         Mortgage Note: The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan and all amendments, modifications and attachments thereto.

         Mortgage Pool: The aggregate of the Mortgage Loans identified in the Mortgage Loan Schedule.

         Mortgage Rate: The annual rate of interest borne by a Mortgage Note from time to time.

         Mortgaged Property: The underlying property securing a Mortgage Loan.

         Mortgagor: The obligor on a Mortgage Note.

         MR Interest: The sole class of "residual interest" in the Master REMIC.

         Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the then current Mortgage Rate less the sum of (a) the Servicing Fee Rate, (b) the Securities Administrator Fee Rate (c) the PMI Insurer Fee Rate, if applicable, and (d) the Credit Risk Manager Fee Rate.

         Net Rate: With respect to any Distribution Date, the weighted average Net Mortgage Rate for Mortgage Loans calculated based on the Net Mortgage Rates and the Stated Principal Balance of such Mortgage Loans as of the related Due Period.

         NIM Notes: The notes to be issued pursuant to the Indenture.

         NIMs Insurer: Any of the one or more insurers that is guaranteeing certain payments under any NIM Notes.

         NIMs Insurer Default: A default by each of the one or more insurers that is guaranteeing certain payments under any NIM Notes of its obligations under the agreements setting forth their respective obligations.

         Non-Recoverable Advance: Any portion of an Advance previously made or proposed to be made by a Servicer that, in the good faith judgment of such Servicer, will not or, in the case of a current delinquency, would not, be ultimately recoverable by such Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

         Non-Supported Interest Shortfall: As defined in Section 4.02.

         Offered Certificates: The Class A-1, Class A-2, Class M-1, Class M-2, Class B and Class R Certificates .

         Officer's Certificate: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a vice president (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Depositor, the Servicers (or any other officer customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with a particular subject) or (ii), if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor, the Servicers, the Securities Administrator or the Trustee, as the case may be, as required by this Agreement.

         One-Month LIBOR: With respect to any Accrual Period, the rate determined by the Securities Administrator on the related Interest Determination Date on the basis of (a) the offered rates for one-month United States dollar deposits, as such rates appear on Telerate page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date or (b) if such rate does not appear on Telerate Page 3750 as of 11:00 a.m. (London time), the offered rates of the Reference Banks for one-month United States dollar deposits, as such rates appear on the Reuters Screen LIBO Page, as of 11:00 a.m. (London time) on such Interest Determination Date. If One-Month LIBOR is determined pursuant to clause
(b) above, on each Interest Determination Date, One-Month LIBOR for the related Accrual Period will be established by the Securities Administrator as follows:

                           (i) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the arithmetic mean of such offered quotations

                                    (rounded upwards if necessary to the nearest whole multiple of 0.03125%).

                           (ii) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the higher of (i) One-Month LIBOR as determined on the previous Interest Determination Date and
                                    (ii) the Reserve Interest Rate.

         Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor or the Securities Administrator, reasonably acceptable to each addressee of such opinion; provided, however, that with respect to Section 6.04 or 10.01, or the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Securities Administrator, (ii) not have any direct financial interest in the Depositor or the Securities Administrator or in any affiliate of either, and (iii) not be connected with the Depositor or the Securities Administrator as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Optional Termination: The termination of the trust hereunder pursuant to clause (a) of Section 9.01 hereof.

         Optional Termination Amount: The repurchase price received by the Securities Administrator in connection with any repurchase of all of the Mortgage Loans pursuant to Section 9.01.

         Optional Termination Date: The Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is equal to or less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

         Optional Termination Price: (i) in the case of an Optional Termination effected by the Securities Administrator, as of any Distribution Date on or after the Optional Termination Date, an amount equal to the sum of (A) aggregate Outstanding Principal Balance of the Certificates, plus accrued interest thereon, (B) any unreimbursed out-of-pocket costs and expenses and any unreimbursed Servicing Fees, Advances, Servicing Advances and Securities Administrator Fees and (C) all interest accrued on, as well as amounts necessary to retire the principal balance of, the notes guaranteed by the NIMs Insurer and any and all amounts owed to the NIMs Insurer at the time the option is exercised; (ii) in the case of an Optional Termination effected by the NIMs Insurer, an amount equal to the greater of (A) aggregate Outstanding Principal Balance of the Offered Certificates, plus accrued interest thereon, any unreimbursed out-of-pocket costs and expenses and any unreimbursed Servicing Fees, Advances, Servicing Advances and Securities Administrator Fees and (B) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), accrued interest thereon at the applicable Mortgage Rate, the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Depositor and the NIMs Insurer and any unreimbursed Servicing Fees, Advances, Servicing Advances and Securities Administrator Fees.

         OTS: The Office of Thrift Supervision.

         Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except: (i) Certificates theretofore canceled by the Securities Administrator or delivered to the Securities Administrator for cancellation; and
(ii) Certificates in exchange for which or in lieu of which other Certificates have been executed by the Securities Administrator and delivered by the Securities Administrator pursuant to this Agreement.

         Outstanding Mortgage Loan: As of any Distribution Date, a Mortgage Loan with a Stated Principal Balance greater than zero that was not the subject of a Principal Prepayment in full, and that did not become a Liquidated Loan, prior to the end of the related Due Period.

         Overcollateralization Amount: As of any date of determination, the excess of (i) the Stated Principal Balance of the Mortgage Loans over (ii) the Certificate Principal Balance of the Certificates (other than the Class P Certificates and the Class C Certificates).

         Ownership Interest: As to any Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

         Pass-Through Rate: With respect to the Class A-1 Certificates, the Class A-1 Pass-Through Rate; with respect to the Class A-2 Certificates, the Class A-2 Pass-Through Rate; with respect to the Class M-1 Certificates, the Class M-1 Pass-Through Rate; with respect to the Class M-2 Certificates, the Class M-2 Pass-Through Rate, with respect to the Class B Certificates, the Class B Pass-Through Rate and with respect to the Class R Certificates, the Class R Pass-Through Rate.

         Percentage Interest: With respect to:

                           (i) any Class, the percentage interest in the undivided beneficial ownership interest evidenced by such Class which shall be equal to the Class Certificate Principal Balance of such Class divided by the Class Principal Balance of all Classes; and

                           (ii) any Certificate, the Percentage Interest evidenced thereby of the related Class shall equal the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of such Class; except that in the case of any Class P Certificates, the Percentage Interest with respect to such Certificate shown on the face of such Certificate.

         Periodic Rate Cap: As to each Adjustable Rate Mortgage Loan and the related Mortgage Note, the provision therein that limits permissible increases and decreases in the Mortgage Rate on any Adjustment Date.

         Permitted Activities: The primary activities of the trust created pursuant to this Agreement which shall be:

                           (i) holding Mortgage Loans transferred from the Depositor and other assets of the Trust Fund, including any credit enhancement and passive derivative financial instruments that pertain to beneficial interests issued or sold to parties other than the Depositor, its Affiliates, or its agents;

                           (ii) issuing Certificates and other interests in the assets of the Trust Fund;

                           (iii) receiving collections on the Mortgage Loans and making payments on such Certificates and interests in accordance with the terms of this Agreement; and

                           (iv) engaging in other activities that are necessary or incidental to accomplish these limited purposes, which activities cannot be contrary to the status of the Trust Fund as a qualified special purpose entity under existing accounting literature.

         Permitted Investments: At any time, any one or more of the following obligations and securities:

                           (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

                           (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency rating the Certificates;

                           (iii) commercial or finance company paper, other than commercial or finance company paper issued by the Depositor Securities Administrator or any of its Affiliates, which is then receiving the highest commercial or finance company paper rating of each such Rating Agency;

                           (iv) certificates of deposit, demand or time deposits, or bankers' acceptances (other than banker's acceptances issued by the Securities Administrator or any of its Affiliates) issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities;

                           (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

                           (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation rated in the two highest long-term or the highest short-term ratings of each Rating Agency containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any such Rating Agency as evidenced by a letter from each Rating Agency;

                           (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause
                                    (v) above;

                           (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation, other than the Securities Administrator or any of its Affiliates, incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest long term ratings of each Rating Agency;

                           (ix)     interests in any money market fund
                                    (including those managed or advised by the Securities Administrator or its affiliates) which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable long term rating by each such Rating Agency; and

                           (x) short term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof, other than the Securities Administrator or any of its Affiliates, which on the date of acquisition has been rated by each such Rating Agency in their respective highest applicable rating category;

provided, that no such instrument shall be a Permitted Investment if such instrument (i) evidences the right to receive interest only payments with respect to the obligations underlying such instrument, (ii) is purchased at a premium or above par or (iii) is purchased at a deep discount; provided, further, that no such instrument shall be a Permitted Investment (A) if such instrument evidences principal and interest payments derived from obligations underlying such instrument and the interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, or (B) if it may be redeemed at a price below the purchase price (the foregoing clause (B) not to apply to investments in units of money market funds pursuant to clause (ix) above); and provided, further, (I) that no amount beneficially owned by either REMIC (including, without limitation, any amounts collected by the Servicers but not yet deposited in the Collection Account) may be invested in investments (other than money market funds) treated as equity interests for Federal income tax purposes, unless a Servicer shall receive an Opinion of Counsel, at the expense of the party requesting that such investment be made, to the effect that such investment will not adversely affect the status of the Subsidiary REMIC or the Master REMIC as a REMIC under the Code or result in imposition of a tax on the Trust Fund and (II) any such investment must be a "permitted investment" within the meaning of Section 860G(a)(5) of the Code. Permitted Investments that are subject to prepayment or call may not be purchased at a price in excess of par.

         Permitted Transferee: Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to the Class R Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, and (v) a Person that is not a citizen or resident of the United States, a corporation or partnership (or other entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in or under the laws of the United States or any State thereof or the District of Columbia or an estate whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust, unless, in the case of this clause (v), such Person has furnished the transferor, the Securities Administrator and the Trustee with a duly completed Internal Revenue Service Form W-8ECI or applicable successor form. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code. A corporation will not be treated as an instrumentality of the United States or of any State thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

         Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

         PMI Insurer: Radian Guaranty, Inc., a Pennsylvania corporation, or its successor in interest.

         PMI Insurer Fee: The amount payable to the PMI Insurer on each Distribution Date, which amount shall be calculated for each Distribution Date by (A) calculating, for each PMI Mortgage Loan, one-twelfth of the product of
(i) the applicable PMI Insurer Fee Rate, and (ii) the Stated Principal Balance of the applicable PMI Mortgage Loan or the related REO Property as of the first day of the related Due Period and (B) summing the results.

         PMI Insurer's Fee Rate: With respect to each PMI Mortgage Loan, the rate specified for such Mortgage Loan on Exhibit B-4.

         PMI Mortgage Loans: The list of Mortgage Loans insured by the PMI Insurer attached hereto as Exhibit B-4.

         PMI Policy: The Primary Mortgage Insurance Policy No. 57466-000 with respect to the PMI Mortgage Loans, including the letter, dated December 6, 2002 from the PMI Insurer to the Depositor, issued by the PMI Insurer, attached hereto as Exhibit J and all endorsements thereto.

         Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances, as of such Distribution Date, of the Mortgage Loans that were Outstanding Mortgage Loans as of such date.

         Prepayment Assumption: A rate of prepayment, as described in the Prospectus Supplement in the definition of "Modeling Assumptions," relating to the Certificates.

         Prepayment Interest Shortfall: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal Prepayment or a Principal Prepayment in full (other than a Principal Prepayment in full resulting from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03 or
9.01 hereof), the amount, if any, by which (i) one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the preceding Distribution Date or in the case of a partial Principal Prepayment on the amount of such prepayment exceeds (ii) the amount of interest paid or collected in connection with such Principal Prepayment.

         Prepayment Period: As to any Distribution Date, the period beginning with the opening of business on the first day of the calendar month preceding the month in which such Distribution Date occurs and ending on the close of business on the last day of such month.

         Principal Distribution Amount: With respect to each Distribution Date, the sum of (i) the Principal Funds for such Distribution Date and (ii) any Extra Principal Distribution Amount for such Distribution Date.

         Principal Funds: With respect to the Mortgage Loans and any Distribution Date, the sum, without duplication, of (i) the scheduled principal due during the related Due Period and received before the related Servicer Remittance Date or advanced on or before the related Servicer Remittance Date,
(ii) prepayments collected in the related Prepayment Period, (iii) the Stated Principal Balance of each Mortgage Loan that was purchased by the Depositor or any Servicer during the related Prepayment Period or, in the case of a purchase pursuant to Section 9.01, on the Business Day prior to such Distribution Date,
(iv) the amount, if any, by which the aggregate unpaid principal balance of any Replacement

Mortgage Loan is less than the aggregate unpaid principal of the related Deleted Mortgage Loans delivered by the Seller in connection with a substitution of a Mortgage Loan pursuant to Section 2.03(c), (v) all Liquidation Proceeds collected during the related Prepayment Period (to the extent such Liquidation Proceeds related to principal) and (vi) all other collections and recoveries in respect of principal during the related Prepayment Period less all Non-Recoverable Advances relating to principal with respect to the Mortgage Loans and all Non-Recoverable Advances reimbursed during the related Prepayment Period.

         Principal Prepayment: Any Mortgagor payment or other recovery of (or proceeds with respect to) principal on a Mortgage Loan (including Mortgage Loans purchased or repurchased under Sections 2.02, 2.03, 3.12 and 9.01 hereof) that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by a Servicer in accordance with the terms of the related Mortgage Note.

         Prospectus Supplement: The Prospectus Supplement dated December 4, 2002 relating to the public offering of the Class A-1, Class A-2, Class M-1, Class M-2, Class R and Class B Certificates.

         PUD: A Planned Unit Development.

         Purchase Price: With respect to any Mortgage Loan required to be repurchased by the Seller or the applicable Transferor, pursuant to Section 2.02 or, 2.03 hereof, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan as of the date of such purchase together with any unreimbursed Servicing Advances and (ii) accrued interest thereon at the applicable Net Mortgage Rate from (a) the date through which interest was last paid by the Mortgagor to (b) the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders.

         Rating Agency: Any of Moody's, S&P and Fitch. If any such organization or its successor is no longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

         Realized Loss: With respect to (i) a Liquidated Loan, the amount, if any, by which the Stated Principal Balance and accrued interest thereon at the Net Mortgage Rate exceeds the amount actually recovered by a Servicer with respect thereto (net of reimbursement of Advances and Servicing Advances) at the time such Mortgage Loan became a Liquidated Loan or (ii) with respect to a Mortgage Loan which is not a Liquidated Loan, any amount of principal that the Mortgagor is no longer legally required to pay (except for the extinguishment of debt that results from the exercise of remedies due to default by the Mortgagor).

         Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date).

         Reference Banks: Barclays Bank PLC, JPMorgan Chase Bank, Citibank, N.A., HSBC Bank USA, Wells Fargo Bank Minnesota, N.A. and NatWest, N.A.; provided that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Securities Administrator which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) whose quotations appear on the Reuters Screen LIBO Page on the relevant Interest Determination Date and (iii) which have been designated as such by the Securities Administrator.

         Regular Certificate: Any one of the Class A-1, Class A-2, Class M-1, Class M-2 and Class B Certificates.

         Related Certificate and Related Subsidiary REMIC Regular Interest: For any Subsidiary REMIC Regular Interest, the related Certificate set forth below, and for any Certificate, the related Subsidiary REMIC Regular Interest set forth below:

                                                     Related
                                                 Subsidiary REMIC
        Related Certificates                     Regular Interest
----------------------------------             --------------------
Class A-1 Certificate and Class R              Class SA-1 Interest
Certificate
Class A-2 Certificate                          Class SA-2 Interest
Class M-1 Certificate                          Class SM-1 Interest
Class M-2 Certificate                          Class SM-2 Interest
Class B Certificate                            Class SB Interest

         REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code. References herein to "the REMIC" shall mean either of (or, as the context requires, both of) the Subsidiary REMIC or the Master REMIC created hereunder.

         REMIC Pass-Through Rate: The Pass-Through Rate for a Class of Related Certificates calculated by replacing "Available Funds Cap" in such definition with "Net Rate."

         REMIC Regular Interests: Any of (i) any of the rights under any of the Certificates (other than the Class P Certificates, the Class R Certificates and the Class C Certificates) other than the rights in interest rate cap contracts described in Section 2.07, and (ii) the Uncertificated Class C Interest.

         REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

         REO Property: A Mortgaged Property acquired by a Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Replacement Mortgage Loan: A Mortgage Loan substituted by the Depositor for a Deleted Mortgage Loan, which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit I (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not less than 90% of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) with respect to any Fixed Rate Mortgage Loan, have a Mortgage Rate not less than or no more than 1% per annum higher than the Mortgage Rate of the Deleted Mortgage Loan and, with respect to any Adjustable Rate Mortgage Loan:

(a) have a Maximum Mortgage Rate no more than 1% per annum higher or lower than the Maximum Mortgage Rate of the Deleted Mortgage Loan; (b) have a Minimum Mortgage Rate no more than 1% per annum higher or lower than the Minimum Mortgage Rate of the Deleted Mortgage Loan; (c) have the same index and Periodic Rate Cap as that of the Deleted Mortgage Loan and a Gross Margin not more than 1% per annum higher or lower than that of the Deleted Mortgage Loan; (d) not permit conversion of the related Mortgage Rate to a fixed Mortgage Rate and (e) currently be accruing interest at a rate not more than 1% per annum higher or lower than that of the Deleted Mortgage Loan; (iii) have the same or higher credit quality characteristics than that of the Deleted Mortgage Loan; (iv) have a Loan-to-Value Ratio (or Combined Loan-to-Value Ratio, in the case of the Mortgage Loans in a second lien position) no higher than that of the Deleted Mortgage Loan; (v) have a remaining term to maturity no greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (vi) provide for a prepayment charge on terms substantially similar to those of the prepayment charge, if any, of the Deleted Mortgage Loan; (vii) have the same lien priority as the Deleted Mortgage Loan; (viii) constitute the same occupancy type as the Deleted Mortgage Loan; (ix) be covered by the PMI Policy if such Deleted Mortgage Loan was covered by the PMI Policy; and (x) comply with each representation and warranty set forth in Section 2.03 hereof.

         Request for Release: The Request for Release of Documents submitted by a Servicer to the Trustee, substantially in the form of Exhibit I hereto.

         Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement including, without limitation, in the case of the PMI Mortgage Loans, the PMI Policy.

         Required Loss Percentage: For any Distribution Date, the applicable percentage for such Distribution Date set forth in the following table:

DISTRIBUTION DATE OCCURRING IN         REQUIRED LOSS PERCENTAGE
------------------------------         ------------------------
December 2005 - November 2006          2.00% with respect to December
                                       2005, plus an additional 1/12th
                                       of 0.50% for each month thereafter

December 2006 - November 2007          2.50% with respect to December
                                       2006 plus an additional 1/12th of
                                       0.50% for each month thereafter

December 2007 - November 2008          3.00% with respect to December
                                       2007, plus an additional 1/12th
                                       of 0.50% for each month thereafter

December 2008 - November 2009          3.50% with respect to December
                                       2008, plus an additional 1/12th
                                       of 0.75% for each month thereafter

December 2009 and thereafter           4.25%

         Required Percentage: As of any Distribution Date following a Stepdown Date, the quotient of (i) the excess of (A) the Stated Principal Balances of the Mortgage Loans as of such Distribution Date, over (B) the Certificate Principal Balance of the most senior Class of Certificates outstanding, prior to giving effect to distributions to be made on such Distribution Date and (ii) the Stated Principal Balance of the Mortgage Loans as of such Distribution Date.

         Reserve Interest Rate: With respect to any Interest Determination Date, the rate per annum that the Securities Administrator determines to be (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.03125%) of the one-month United States dollar lending rates which New York City banks selected by the Securities Administrator are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Securities Administrator can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Securities Administrator are quoting on such Interest Determination Date to leading European banks.

         Responsible Officer: When used with respect to the Trustee or the Securities Administrator, any officer of the Trustee or the Securities Administrator with direct responsibility for the administration of this Trust Agreement and also means any other officer to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         Reuters Screen LIBO Page: The display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace such LIBO page on that service for the purpose of displaying London interbank offered rates of major banks.

         S&P: Standard & Poor's, A Division of The McGraw-Hill Companies, Inc., or its successor in interest.

         Sale Agreement: The Mortgage Loan Sale Agreement dated as of December 6, 2002 between the Depositor and the Seller.

         Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan.

         Section 302 Requirements: Any rules or regulations promulgated pursuant to the Sarbanes-Oxley Act of 2002 (as such may be amended from time to time).

         Securities Act: The Securities Act of 1933, as amended.

         Securities Administrator: Wells Fargo Bank Minnesota, N.A., a national banking association, or its successor in interest.

         Securities Administrator Fee: With respect to any Mortgage Loan and any Distribution Date, the fee payable to the Securities Administrator pursuant to
Section 6.05 equal to the product of (a) 1/12th of the Securities Administrator Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan as of the immediately preceding Distribution Date.

         Securities Administrator Fee Rate: Means 0.005% per annum.

         Seller: Merrill Lynch Mortgage Capital Inc., a Delaware corporation, or its successor in interest.

         Servicers: Each of Wells Fargo Home Mortgage, Inc., a California corporation, or Option One Mortgage Corporation, a California corporation, or, in each case, its successor in interest.

         Servicer Advance Date: As to any Distribution Date, the related Servicer Remittance Date.

         Servicing Agreements: Each Servicing Agreement between a Servicer, the Seller and the Trustee, dated as of November 1, 2002, attached hereto as Exhibit K, and any other servicing agreement entered into between a successor servicer and the Seller or the Trustee pursuant to the terms hereof.

         Servicer Remittance Date: With respect to any Distribution Date, the 18th day (or if such day is not a Business Day, the next succeeding Business
Day) of the month in which the related Distribution Date occurs.

         Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by a Servicer of its servicing obligations hereunder, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property (or Underlying Mortgage Property, in the case of a Co-op Loan), including without limitation advances in respect of real estate taxes and assessments, (ii) any collection, enforcement or judicial proceedings, including without limitation foreclosures, collections and liquidations, (iii) the conservation, management, sale and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.10.

         Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to one month's interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan as of the preceding Distribution Date or, in the event of any payment of interest that accompanies a Principal Prepayment in full made by the Mortgagor, interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan as of the preceding Distribution Date for the period covered by such payment of interest.

         Servicing Fee Rate: With respect to the Mortgage Loan serviced by Option One, 0.50% per annum and with respect to the Mortgage Loans serviced by Wells Fargo Home Mortgage, 0.50% per annum.

         Servicing Officer: Any officer of either Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee and the Securities Administrator by each Servicer on the Closing Date pursuant to this Agreement, as such lists may from time to time be amended.

         SFAS 140: Statement of Financial Accounting Standard No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities dated September 2000, published by the Financial Accounting Standards Board of the Financial Accounting Foundation.

         SR Interest: The sole class of "residual interest" in the Subsidiary REMIC.

         Startup Date: As defined in Section 2.07 hereof.

         Stated Principal Balance: With respect to any Mortgage Loan or related REO Property (i) as of the Cut-off Date, the Cut-off Date Principal Balance thereof, and (ii) as of any Distribution Date, such Cut-off Date Principal Balance, minus the sum of (a) the principal portion of the Scheduled Payments
(x) due with respect to such Mortgage Loan during each Due Period ending prior to such Distribution Date and (y) that were received by a Servicer as of the close of business on the Determination Date related to such Distribution Date or with respect to which Advances were made on a Servicer Advance Date prior to such Distribution Date and (b) all Principal Prepayments with respect to such Mortgage Loan received on or prior to the last day of the related Prepayment Period, and all Liquidation Proceeds to the extent applied by a Servicer as recoveries of principal in accordance with Section 3.12 with respect to such Mortgage Loan, that were received by a Servicer as of the close of business on the last day of the related Due Period. Notwithstanding the foregoing, the Stated Principal Balance of a Liquidated Loan shall be deemed to be zero.

         Stepdown Date: The later to occur of (i) the Distribution Date in December 2005 or (ii) the first Distribution Date on which (A) the Class A Certificate Principal Balance (reduced by the Principal Funds with respect to such Distribution Date) is less than or equal to (B) 78.00% of the Stated Principal Balances of the Mortgage Loans as of such Distribution Date.

         Subordinated Certificates: The Class M-1, Class M-2 and Class B Certificates.

         Subservicing Agreement: As defined in Section 3.02(a).

         Subsidiary Distribution Amount: As defined in Section 4.03.

         Subsidiary REMIC: As described in Section 2.07.

         Subsidiary REMIC Interest: Any one of the Subsidiary REMIC Regular Interests or the SR Interest.

         Subsidiary REMIC Regular Interest: Any one of the "regular interests" in the Subsidiary REMIC described in Section 2.07.

         Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.03(c).

         Tax Matters Person: The Person designated as "tax matters person" in the manner provided under Treasury regulation Section 1.860F-4(d) and Treasury regulation Section 301.6231(a)(7)-1.

         Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Certificate.

         Transfer Agreement: As defined in the Mortgage Loan Sale Agreement.

         Transferor: Each seller of Mortgage Loans to Merrill Lynch Mortgage Capital Inc.

         Trigger Event: With respect to the Certificates after the Stepdown Date, a Distribution Date on which (A) the quotient of (i) the aggregate Stated Principal Balance of all Mortgage Loans which are 60 or more days Delinquent (including, for the purposes of this calculation, Mortgage Loans in foreclosure and REO Properties) and (ii) the Stated Principal Balance of the Mortgage Loans as of the preceding Servicer Advance Date, equals or exceeds the product of (i) 68.00% and (ii) Required Percentage or (B) the quotient (expressed as a percentage) of (i) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and
(ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage.

         Trust Fund: The corpus of the trust (the "Merrill Lynch Mortgage Investors Trust, Series 2002-HE1") created hereunder consisting of (i) the Mortgage Loans and all interest and principal received on or with respect thereto on and after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof, exclusive of interest not required to be deposited in the Collection Account; (ii) the Collection Account and the Distribution Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed in lieu of foreclosure or otherwise; (iv) the mortgagee's rights under the Insurance Policies with respect to the Mortgage Loans (including, without limitation, the PMI Policy); and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

         Trustee: HSBC Bank USA, a New York state banking corporation, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, and any corporation or national banking association resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee as may from time to time be serving as successor trustee hereunder.

         Uncertificated Class C Interest: An uncertificated interest having the same rights to payments as the Class C Certificates and, in addition, having the rights to the payments treated as distributed to the Class C Certificates under
Section 2.07(d), provided, however, that such interest shall have no obligation to make any payments treated as paid by the Class C Certificates pursuant to interest rate cap agreements under Section 2.07(d).

         Underlying Mortgaged Property: With respect to each Co-op Loan, the underlying real property owned by the related residential cooperative housing corporation.

         USAP Report: A report in compliance with the Uniform Single Attestation Program for Mortgage Bankers delivered in accordance with Section 3.10.

         Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any of the Certificates for purposes of the voting provisions hereunder. Voting Rights allocated to each Class of Certificates shall be allocated 95% to the Offered Certificates, 5% to the Class C and Class P Certificates, with the allocation among the Offered Certificates to be in proportion to the Class Certificate Principal Balance of each Class relative to the Class Certificate Principal Balance of all other Classes. Voting Rights will be allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

         Weighted Maximum Rate Cap: As of any Distribution Date, a rate equal to
(i) the weighted average of the Maximum Mortgage Rates on the Mortgage Loans (calculated based upon the Stated Principal Balance of such Mortgage Loans as of the preceding Distribution Date) on such Distribution Date minus (ii) the Servicing Fee Rate, the Securities Administrator Fee Rate, the PMI Insurer's Fee Rate and the Credit Risk Manager Fee Rate.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                         REPRESENTATIONS AND WARRANTIES

         SECTION 2.01. Conveyance of Mortgage Loans

         The Depositor, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the assets of the Trust Fund. Such assignment includes all interest and principal received on or with respect to the Mortgage Loans on or after the Cut-off Date (other than Scheduled Payments due on the Mortgage Loans on or before the Cut-off
Date).

         In connection with such assignment, the Depositor does hereby deliver to, and deposit with, the Custodian the following documents or instruments with respect to each Mortgage Loan so assigned which is not a Co-op Loan:

                  (A) (I) The Original Mortgage Note (or a lost note affidavit (including a copy of the original Mortgage Note)) or (II) original Consolidation, Extension and Modification Agreement (or a lost note affidavit (including a copy of the original Consolidation, Extension and Modification Agreement), in either case endorsed, "Pay to the order of HSBC Bank USA, as trustee, without recourse."

                  (B) The original Mortgage (including all riders thereto) with evidence of recording thereon, or a copy thereof certified by the public recording office in which such mortgage has been recorded or, if the original Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the Seller, of the original Mortgage together with a certificate of the Seller certifying that the original Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

                  (C) The original Assignment of Mortgage to "HSBC Bank USA, as trustee," which assignment shall be in form and substance acceptable for recording, or a copy certified by the Seller as a true and correct copy of the original Assignment which has been sent for recordation. Subject to the foregoing, such assignments may, if permitted by law, be by blanket assignments for Mortgage Loans covering Mortgaged Properties situated within the same county. If the Assignment of Mortgage is in blanket form, a copy of the Assignment of Mortgage shall be included in the related individual Mortgage File.

                  (D) The original policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company.

                  (E) Originals of all recorded intervening Assignments of Mortgage, or copies thereof, certified by the public recording office in which such Assignments or Mortgage have been recorded showing a complete chain of title from the originator to the Depositor, with evidence of recording, thereon, or a copy thereof certified by the public recording office in which such Assignment of Mortgage has been recorded or, if the original Assignment of Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the Seller of the original Assignment of Mortgage, together with a certificate of the Seller certifying that the original Assignment of Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

                  (F) Originals, or copies thereof certified by the public recording office in which such documents have been recorded, of each assumption, extension, modification, written assurance or substitution agreements, if applicable, or if the original of such document has not been returned from the applicable public recording office, a true certified copy, certified by the Seller, of such original document, together with a certificate of Seller certifying that the original of such document has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

                  (G) If the Mortgaged Note or Mortgage or any other material document or instrument relating to the Mortgaged Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located), or if the original power of attorney or other such instrument has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

                  In connection with such assignment, the Depositor does hereby deliver to, and deposit with, the Custodian the following documents or instruments with respect to each Mortgage Loan so assigned which is a Co-op Loan:

                  (A) (i) The Original Mortgage Note (or a lost note affidavit (including a copy of the original Mortgage Note)) or (ii) original consolidation, extension and modification agreement (or a lost note affidavit (including a copy of the original consolidation, extension and modification agreement)), in either case endorsed, "Pay to the order of HSBC Bank USA, as trustee, without recourse."

                  (B) The original Mortgage entered into by the Mortgagor with respect to such Co-Op Loan.

                  (C) The original Assignment of Mortgage to "HSBC Bank USA, as trustee".

                  (D) Original assignments of Mortgage showing a complete chain of assignment from the originator of the related Co-Op Loan to the last endorsee on the Mortgage Note.

                  (E) Original Form UCC-1 and any continuation statements with evidence of filing thereon entered into by the Mortgagor with respect to such Co-Op Loan (or a recorded copy thereof).

                  (F) Form UCC-3 (or copy thereof) by the Seller or its agent assigning the security interest covered by such Form UCC-1 to "HSBC Bank USA, as trustee", together with all Forms UCC-3 (or copies thereof) showing a complete chain of assignment from the originator of the related Co-op Loan to the Seller, with evidence of recording thereon.

                  (G) Original stock certificate representing the stock allocated to the related dwelling unit in the related residential cooperative housing corporation and pledged by the related Mortgagor to the originator of such Co-op Loan with a stock power in blank attached.

                  (H)      Original proprietary lease.

                  (I) Original assignment of proprietary lease or a copy thereof, to the Trustee or in blank, and all intervening assignments thereof.

                  (J) Original recognition agreement or a copy thereof of the interests of the mortgagee with respect to the Co-op Loan by the residential cooperative housing corporation, the stock of which was pledged by the related Mortgagor to the originator of such Co-op Loan.

                  (K) Originals of any assumption, consolidation or modification agreements relating to any of the items specified in (A) through (F) above with respect to such Co-op Loan.

         If in connection with any Mortgage Loan which is not a Co-op Loan, the Depositor cannot deliver the Mortgage, Assignments of Mortgage or assumption, consolidation or modification, as the case may be, with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, Assignments of Mortgage or assumption, consolidation or modification, as the case may be, has been delivered for recordation, the Depositor shall deliver or cause to be delivered to the Custodian written notice stating that such Mortgage, Assignments of Mortgage or assumption, consolidation or modification, as the case may be, has been delivered to the appropriate public recording office for recordation. Thereafter, the Depositor shall deliver or cause to be delivered to the Custodian such Mortgage, Assignments of

Mortgage or assumption, consolidation or modification, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office. To the extent any required endorsement is not contained on a Mortgage Note, the Depositor shall make or cause such endorsement to be made.

         With respect to any Mortgage Loans which is not a Co-op Loan as to which the related Mortgaged Property is located in the State of Maryland, each Servicer shall cause to be recorded in the appropriate public recording office for real property records each Assignment of Mortgage referred to in this
Section 2.01 as soon as practicable. With respect to any Mortgage Loans as to which the related Mortgaged Property is located outside the State of Maryland, each Servicer shall not be obligated to cause to be recorded the Assignment of Mortgage referred to in this Section 2.01. With respect to Co-op Loans as to which the related dwelling unit is located in Maryland, each Servicer shall cause to be filed in the appropriate filing office the Form UCC-3 referred to in this Section 2.01 as soon as practicable. With respect to any Co-op Loans as to which the related dwelling unit is located outside Maryland, each Servicer shall not be obligated to cause to be filed the Form UCC-3 referred to in this Section
2.01. While each Assignment of Mortgage or Form UCC-3 to be recorded is being recorded, each Servicer shall deliver to the Custodian a photocopy of such document. If any such Assignment of Mortgage or Form UCC-3 is returned unrecorded to each Servicer because of any defect therein, each Servicer shall cause such defect to be cured and such document to be recorded in accordance with this paragraph. The Depositor shall deliver or cause to be delivered, as required, each original recorded Assignment of Mortgage and intermediate assignment or Form UCC-3 to the Custodian within 270 days of the Closing Date or shall deliver to the Custodian on or before such date an Officer's Certificate stating that such document has been delivered to the appropriate public recording office for recordation, but has not been returned solely because of a delay caused by such recording office. In any event, the Depositor shall use all reasonable efforts to cause each such document with evidence of recording thereon to be delivered to the Custodian within 300 days of the Closing Date.

         The ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File is vested in the Trustee. Neither the Depositor, the Securities Administrator nor the Servicers shall take any action inconsistent with such ownership and shall not claim any ownership interest therein. The Depositor, the Securities Administrator or the Servicers shall respond to any third party inquiries with respect to ownership of the Mortgage Loans by stating that such ownership is held by the Trustee on behalf of the Certificateholders. Mortgage documents relating to the Mortgage Loans not delivered to the Trustee are and shall be held in trust by the Servicers, for the benefit of the Trustee as the owner thereof, and the Servicers' possession of the contents of each Mortgage File so retained is for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicers are in a custodial capacity only. The Depositor agrees to take no action inconsistent with the Trustee's ownership of the Mortgage Loans, to promptly indicate to all inquiring parties that the Mortgage Loans have been sold and to claim no ownership interest in the Mortgage Loans.

         It is the intention of this Agreement that the conveyance of the Depositor's right, title and interest in and to the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan. If a conveyance of Mortgage Loans from the Seller to the Depositor is characterized as a pledge and not a sale, then the Depositor shall be deemed to have transferred to the Trustee all of the Depositor's right, title and interest in, to and under the obligations of the Seller deemed to be secured by said pledge; and it is the intention of this Agreement that the Depositor shall also be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title, and interest in, to and under the obligations of the Seller to the Depositor deemed to be secured by said pledge and that the Trustee shall be deemed to be an independent custodian for purposes of perfection of the security interest granted to the Depositor. If the conveyance of the Mortgage Loans from the Depositor to the Trustee is characterized as a pledge, it is the intention of this Agreement that this Agreement shall constitute a security agreement under applicable law, and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in, to and under the Mortgage Loans, all payments of principal of or interest on such Mortgage Loans, all other rights relating to and payments made in respect of the Trust Fund, and all proceeds of any thereof. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person in any Certificates, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person.

         Concurrently with the execution and delivery of this Agreement, the Depositor does hereby assign to the Trustee all of its rights and interest under the Sale Agreement; including all rights of the Seller under the applicable Servicing Agreement to the extent assigned under the Sale Agreement and including all of the Depositor's right, title and interest in the representations and warranties in the Sale Agreement. The Trustee hereby accepts such assignment, and shall be entitled to exercise all rights of the Depositor under the Sale Agreement as if, for such purpose, it were the Depositor. The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in creation or assumption by the Trustee of any obligation of the Depositor, the Seller, or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth herein.

         SECTION 2.02. Acceptance by Trustee of the Mortgage Loans

         Except as set forth in the Exception Report delivered contemporaneously herewith (the "Exception Report"), the Custodian acknowledges receipt of the Mortgage Note for each Mortgage Loan and delivery of a Mortgage File (but does not acknowledge receipt of all documents required to be included in such Mortgage File) with respect to each Mortgage Loan and declares that it holds and will hold such documents and any other documents constituting a part of the Mortgage Files delivered to it in trust for the use and benefit of all present and future Certificateholders. The Depositor will cause the Seller to repurchase any Mortgage Loan to which an exception was taken in the Exception Report unless such exception is cured to the satisfaction of the Custodian within 45 Business Days of the Closing Date.

         The Securities Administrator agrees, for the benefit of Certificateholders, the PMI Insurer and the NIMs Insurer, to review each Mortgage File delivered to it within 270 days after the Closing Date to ascertain and to certify, within 280 days of the Closing Date, to the NIMs Insurer, the Depositor and the Trustee that all documents required by Section
2.01 have been executed and received, and that such documents relate to the Mortgage Loans identified in Exhibit B-1 that have been conveyed to it. If the Securities Administrator finds any document or documents constituting a part of a Mortgage File to be missing or defective (that is, mutilated, damaged, defaced or unexecuted) in any material respect, the Securities Administrator shall promptly (and in any event within no more than five Business Days) after such finding so notify the Trustee, each Servicer, the Seller, the Depositor and the NIMs Insurer. In addition, the Securities Administrator shall also notify the Trustee, each Servicer, the Seller, the Depositor, the PMI Insurer and the NIMs Insurer, if the original Mortgage with evidence of recording thereon with respect to a Mortgage Loan is not received within 270 days of the Closing Date; if it has not been received because of a delay caused by the public recording office where such Mortgage has been delivered for recordation, the Depositor shall deliver or cause to be delivered to the Securities Administrator written notice stating that such Mortgage has been delivered to the appropriate public recording officer for recordation and thereafter the Depositor shall deliver or cause to be delivered such Mortgage with evidence of recording thereon upon receipt thereof from the public recording office. The Securities Administrator shall request that the Seller correct or cure such omission, defect or other irregularity, or substitute a Mortgage Loan pursuant to the provisions of
Section 2.03(c), within 90 days from the date the Seller was notified of such omission or defect and, if the Seller does not correct or cure such omission or defect within such period, that the Seller purchase such Mortgage Loan from the Trust

Fund within 90 days from the date the Securities Administrator notified the Seller of such omission, defect or other irregularity at the Purchase Price of such Mortgage Loan. The Purchase Price for any Mortgage Loan purchased pursuant to this Section 2.02 shall be paid to the applicable Servicer and deposited by such Servicer in the Collection Account promptly upon receipt, and, upon receipt by the Securities Administrator of written notification of such deposit signed by a Servicing Officer, the Securities Administrator, upon receipt of a Request for Release, shall promptly release to the Seller the related Mortgage File and, at the written request of the Securities Administrator, the Trustee shall execute and deliver such instruments of transfer or assignment, without recourse, as shall be necessary to vest in the Seller or its designee, as the case may be, any Mortgage Loan released pursuant hereto, and neither the Trustee nor the Securities Administrator shall have any further responsibility with regard to such Mortgage Loan. It is understood and agreed that the obligation of the Seller to purchase, cure or substitute any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to the Trustee or the Securities Administrator on behalf of Certificateholders and the NIMs Insurer. The Securities Administrator shall be under no duty or obligation to inspect, review and examine such documents, instruments, certificates or other papers to determine that they are genuine, enforceable or appropriate to the represented purpose, or that they have actually been recorded, or that they are other than what they purport to be on their face. The Securities Administrator shall keep confidential the name of each Mortgagor and the Securities Administrator shall not solicit any such Mortgagor for the purpose of refinancing the related Mortgage Loan. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of Mortgagors and data relating to their Mortgages shall be retained by each Servicer.

         Within 280 days of the Closing Date, the Securities Administrator shall deliver to the Trustee, the Depositor, each Servicer and the NIMs Insurer the Securities Administrator's Certification, substantially in the form of Exhibit D attached hereto, evidencing the completeness of the Mortgage Files, with any exceptions noted thereto.

         Notwithstanding anything herein to the contrary, the parties hereto acknowledge that the functions of the Trustee with respect to the custody acceptance, inspection and release of the Mortgage Files pursuant to Sections 2.01, 2.02 and 2.03 and the preparation and delivery of the Certification in the form of Exhibit D shall be performed by the Custodian or the Securities Administrator. Notwithstanding anything to the contrary in this Agreement or the Custodial Agreement, to the extent that the provisions of the Custodial Agreement conflict with the provisions of this Agreement, the provisions of this Agreement shall govern.

         SECTION 2.03. Representations, Warranties and Covenants of the
Depositor.

         (a) The Depositor hereby represents and warrants to the Securities Administrator, the Trustee and the NIMs Insurer as follows, as of the date hereof:

                  (i) The Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has full power and authority (corporate and other) necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement and the Sale Agreement.

                  (ii) The Depositor has the full corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and the Sale Agreement and has duly authorized, by all necessary corporate action on its part, the execution, delivery and performance of this Agreement and the Sale Agreement; and this Agreement and the Sale Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the

         Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and (ii) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

                  (iii) The execution and delivery of this Agreement and the Sale Agreement by the Depositor, the consummation of the transactions contemplated by this Agreement and the Sale Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Depositor and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Depositor or (B) materially conflict with, result in a violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Depositor is a party or by which it may be bound or (C) constitute a material violation of any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor; and the Depositor is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Depositor's ability to perform or meet any of its obligations under this Agreement.

                  (iv) No litigation is pending, or, to the best of the Depositor's knowledge, threatened, against the Depositor that would materially and adversely affect the execution, delivery or enforceability of this Agreement and the Sale Agreement or the ability of the Depositor to perform its obligations under this Agreement and the Sale Agreement in accordance with the terms hereof.

                  (v) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement and the Sale Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Depositor has obtained the same. The Depositor hereby represents and warrants to the Trustee with respect to each Mortgage Loan as of the Closing Date, and following the transfer of the Mortgage Loans to it by the Seller, the Depositor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, claims, liens, mortgage, pledge, charge, security interest, defenses or counterclaims.

         (b) The representations and warranties of each Transferor with respect to the related Mortgage Loans in the applicable Transfer Agreement, which have been assigned to the Trustee hereunder, were made as of the date specified in the applicable Transfer Agreement (or underlying agreement, if such Transfer Agreement is in the form of an assignment of a prior agreement). To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of the applicable Transferor under the applicable Transfer Agreement and (ii) a representation or warranty of the Seller under the Sale Agreement, the only right or remedy of the Trustee, the NIMs Insurer or of any Certificateholder shall be the Trustee's right to enforce the obligations of the applicable Transferor under any applicable representation or warranty made by it. The Trustee acknowledges that the Seller shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the applicable Transferor in the applicable Transfer Agreement, without regard to whether such Transferor fulfills its contractual obligations in respect of such representation or warranty. The Trustee further acknowledges that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans (except as set forth in Section 2.03(a)(v) under any circumstances.

         (c) Upon discovery by any of the Depositor, the Securities Administrator, the NIMs Insurer, or the Trustee of a breach of any of such representations and warranties that adversely and materially affects the value of the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. Within 90 days of the discovery of a breach of any representation or warranty given to the Trustee by the Depositor, any Transferor, the Seller and assigned to the Trustee, the Depositor, such Transferor or the Seller, as applicable, shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Trustee at the Purchase Price or (c) within the two year period following the Closing Date, substitute a Replacement Mortgage Loan for the affected Mortgage Loan. In the event of discovery of a breach of any representation and warranty of any Transferor or the Depositor, the Trustee shall enforce its rights under the applicable Transfer Agreement and the Sale Agreement for the benefit of Certificateholders and the NIMs Insurer. If a breach of the representations and warranties set forth in Section 7.02 of the Option One Mortgage Corporation Transfer Agreement or Section 3.02 of the Wells Fargo Home Mortgage, Inc. Transfer Agreement exists solely due to the unenforceability of a prepayment charge, the Trustee shall not seek to enforce the repurchase remedy provided for herein unless directed in writing to do so by the NIMs Insurer. In the event of a breach of the representations and warranties with respect to the Mortgage Loans set forth in a Transfer Agreement or a Servicing Agreement, the Trustee shall at the request of the NIMs Insurer enforce the right of the Trust Fund and the NIMs Insurer to be indemnified for such breach of representation and warranty. In the event that such breach relates solely to the unenforceability of a prepayment charge, amounts received in respect of such indemnity up to the amount of such prepayment charge shall be distributed pursuant to Section 4.01(b)(i)(B). As provided in the Sale Agreement, if any Transferor substitutes for a Mortgage Loan for which there is a breach of any representations and warranties in the related Transfer Agreement which adversely and materially affects the value of such Mortgage Loan and such substitute mortgage loan is not a Replacement Mortgage Loan, under the terms of the Sale Agreement, the Seller will, in exchange for such substitute Mortgage Loan, (i) provide the applicable Purchase Price for the affected Mortgage Loan or (ii) within two years of the Closing Date, substitute such affected Mortgage Loan with a Replacement Mortgage Loan. Any such substitution shall not be effected prior to the additional delivery to the Securities Administrator of a Request for Release substantially in the form of Exhibit I and shall not be effected unless it is within two years of the Startup Date. The Seller indemnifies and holds the Trust Fund, the Securities Administrator, the Trustee, the Depositor, the PMI Insurer, the NIMs Insurer and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust Fund, the Trustee, the Securities Administrator, the Depositor, the PMI Insurer, the NIMs Insurer and any Certificateholder may sustain in connection with any actions of the Seller relating to a repurchase of a Mortgage Loan other than in compliance with the terms of this Section 2.03 and the Mortgage Loan Sale Agreement, to the extent that any such action causes (i) any federal or state tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860(d)(1) of the Code, or (ii) either REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         With respect to any Mortgage Loan repurchased by the Depositor pursuant to this Agreement, by the Seller pursuant to the Sale Agreement or by any Transferor pursuant to the applicable Transfer Agreement, the principal portion of the funds received by the Securities Administrator in respect of such repurchase of a Mortgage Loan will be considered a Principal Prepayment and shall be deposited in the Certificate Account pursuant to Section 3.05. The Trustee, upon receipt of the full amount of the Purchase Price for a Deleted Mortgage Loan, or upon receipt of the Mortgage File for a Replacement Mortgage Loan substituted for a Deleted Mortgage Loan, shall release or cause to be released and reassign to the Depositor, the Seller or the applicable Transferor, as applicable, the related Mortgage File for the Deleted Mortgage Loan and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be necessary to vest in such party or its designee or assignee title to any Deleted Mortgage Loan released pursuant hereto, free and clear of all security interests, liens and other encumbrances created by this Agreement, which instruments shall be prepared by the Securities Administrator (or its custodian), and neither the Trustee nor the Securities Administrator shall have any further responsibility with respect to the Mortgage File relating to such Deleted Mortgage Loan.

         With respect to each Replacement Mortgage Loan to be delivered to the Trustee (or its custodian) pursuant to the terms of this Article II in exchange for a Deleted Mortgage Loan: (i) the Depositor, the applicable Transferor or the Seller, as applicable, must deliver to the Custodian the Mortgage File for the Replacement Mortgage Loan containing the documents set forth in Section 2.01 along with a written certification certifying as to the delivery of such Mortgage File and containing the granting language set forth in Section 2.01; and (ii) the Depositor will be deemed to have made, with respect to such Replacement Mortgage Loan, each of the representations and warranties made by it with respect to the related Deleted Mortgage Loan. The Securities Administrator shall review the Mortgage File with respect to each Replacement Mortgage Loan and certify to the NIMs Insurer and the Depositor that all documents required by
Section 2.01 have been executed and received. As soon as practicable after the delivery of any Replacement Mortgage Loan hereunder, the Trustee, at the expense of the Depositor and at the direction and with the cooperation of the applicable Servicer, shall cause the Assignment of Mortgage to be recorded by such Servicer if required pursuant to Section 2.01.

         For any month in which the Seller substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Seller will determine the amount (if any) by which the aggregate principal balance of all such Replacement Mortgage Loans as of the date of substitution and the aggregate prepayment penalties with respect to such Replacement Mortgage Loans is less than the aggregate Stated Principal Balance (after application of the principal portion of the Scheduled Payment due in the month of substitution) and aggregate prepayment penalties of all such Deleted Mortgage Loans. An amount equal to the aggregate of the deficiencies described in the preceding sentence (such amount, the "Substitution Adjustment Amount") shall be deposited into the Certificate Account by the Seller on the Determination Date for the Distribution Date relating to the Prepayment Period during which the related Mortgage Loan became required to be purchased or replaced hereunder.

         Notwithstanding any other provision of this Agreement, the right to substitute Mortgage Loans pursuant to this Article II shall be subject to the additional limitations that no substitution of a Replacement Mortgage Loan for a Deleted Mortgage Loan shall be made unless the Securities Administrator and the NIMs Insurer have received an Opinion of Counsel (at the expense of the party seeking to make the substitution) that, under current law, such substitution will not (A) affect adversely the status of any REMIC established hereunder as a REMIC, or of the related "regular interests" as "regular interests" in any such REMIC, or (B) cause any such REMIC to engage in a "prohibited transaction" or prohibited contribution pursuant to the REMIC Provisions.

         The Securities Administrator shall cause the Mortgage Loan Schedule to be amended in accordance with the terms of this Agreement.

         (d) It is understood and agreed that the representations and warranties (i) set forth in Section 2.03, (ii) of the Seller and the Depositor set forth in the Sale Agreement and assigned to the Trustee by the Depositor hereunder and (iii) of each Transferor, assigned by the Seller to the Depositor pursuant to the Sale Agreement and assigned to the Trustee by the Depositor hereunder shall each survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Securities Administrator and shall continue throughout the term of this Agreement.

         SECTION 2.04. Representations and Warranties of the Securities Administrator.

         The Securities Administrator hereby represents and warrants to the Depositor and the Trustee as follows, as of the date hereof:

         (i) The Securities Administrator is a duly organized corporation and is validly existing and in good standing under the laws of the jurisdiction of its formation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Securities Administrator.

         (ii) The Securities Administrator has the full corporate power and authority and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Securities Administrator the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Securities Administrator, enforceable against the Securities Administrator in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         (iii) The execution and delivery of this Agreement by the Securities Administrator, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Securities Administrator and will not
(A) result in a material breach of any term or provision of the charter or by-laws of the Securities Administrator or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Securities Administrator is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to the Securities Administrator of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Securities Administrator; and the Securities Administrator is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Securities Administrator's ability to perform or meet any of its obligations under this Agreement.

         (iv) No litigation is pending or, to the best of the Securities Administrator's knowledge, threatened, against the Securities Administrator that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Securities Administrator to perform any of its other obligations under this Agreement in accordance with the terms hereof.

         (v) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Securities Administrator of, or compliance by the Securities Administrator with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Securities Administrator has obtained the same.

         SECTION 2.05. Reserved.

         SECTION 2.06. Authentication and Delivery of Certificates.

The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, the Securities Administrator has caused to be authenticated and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, Certificates duly authenticated by the Authenticating Agent in authorized denominations evidencing ownership of the entire Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement to the best of its ability, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

         SECTION 2.07. REMIC Election.

         (a) The Depositor hereby instructs and authorizes the Securities Administrator on behalf of the Trustee to make an appropriate election to treat each of the Master REMIC and the Subsidiary REMIC as a REMIC. The Trustee shall sign the returns providing for such elections and such other tax or information returns which are required to be signed by the Trustee under applicable law. This Agreement shall be construed so as to carry out the intention of the parties that the Master REMIC and the Subsidiary REMIC each be treated as a REMIC at all times prior to the date on which the Trust Fund is terminated.

         (b) The Preliminary Statement sets forth the designations and "latest possible maturity date" for federal income tax purposes of all interests created hereby. The "Startup Date" for purposes of the REMIC Provisions shall be the Closing Date. Each REMIC's fiscal year shall be the calendar year.

         The Subsidiary REMIC shall consist of all of the assets of the Trust Fund (other than any proceeds of prepayment penalties, amounts paid by either Servicer (i) in respect of prepayment charges pursuant to a Servicing Agreement or (ii) amounts received with respect to any amounts in respect of any indemnification paid by either Servicer as a result of a prepayment charge being unenforceable in breach of the representations and warranties set forth in
Section 7.02 of the Option One Mortgage Corporation Transfer Agreement or
Section 3.02 of the Wells Fargo Home Mortgage, Inc. Transfer Agreement, the interests issued by the Subsidiary REMIC and the grantor trusts described in
Section 2.07 hereof). The Subsidiary REMIC shall issue the Class SA-1 Interest, Class SA-2 Interest, Class SM-1 Interest, Class SM-2 Interest, Class SB Interest and Class X Interest which shall be designated as regular interests of such REMIC and shall issue the SR Interest that shall be designated as the sole class of residual interest in the Subsidiary REMIC. Each of the Subsidiary REMIC Regular Interests shall have the characteristics set forth in its definition.

         The assets of the Master REMIC shall be the Subsidiary REMIC Regular Interests. The REMIC Regular Interests shall be designated as regular interests in the Master REMIC and the MR Interest shall be designated as the sole class of residual interests in the Master REMIC. For federal income tax purposes, the Pass-Through Rate on each REMIC Regular Interest shall be subject to a cap equal to the Net Rate.

         The beneficial ownership of the SR Interest and the MR Interest shall be represented by the Class R Certificate. The SR Interest shall not have a principal balance or bear interest. The MR Interest shall have a principal balance equal to the Certificate Principal Balance of the Class R Certificate and shall bear interest at a rate equal to the Class R Pass-Through Rate subject to a cap equal to the Net Rate.

         (c) The "tax matters person" with respect to each REMIC for purposes of the REMIC Provisions shall be the beneficial owner of the Class R Certificate; provided, however, that the Holder of a Class R Certificate, by its acceptance thereof, irrevocably appoints the Securities Administrator as its agent and attorney-in-fact to act as "tax matters person" with respect to each REMIC for purposes of the REMIC Provisions. If there is more than one beneficial owner of the Class R Certificate, the "tax matters person" shall be the Person with the greatest percentage interest in the Class R Certificate and, if there is more than one such Person, shall be determined under Treasury regulation
Section 1.860F-4(d) and Treasury regulation Section 301.6231(a)(7)-1.

         (d) It is intended that the rights of the Class A-1 Certificates, Class A-2 Certificates, Class R Certificate, Class M-1 Certificates, Class M-2 Certificates and Class B Certificates to receive payments in respect of Excess Interest, including all payments in respect of Interest Carryover Amounts, shall be treated as a right in interest rate cap contracts written by the Class C Certificateholders in favor of the holders of the Class A-1 Certificates, Class A-2 Certificates, Class R Certificate, Class M-1 Certificates, Class M-2 Certificates and Class B Certificates, and such shall be accounted for as property held separate and apart from the regular interests in the Master REMIC held by the holders of the Class A-1 Certificates, Class A-2 Certificates, M-1 Certificates, Class M-2 Certificates and Class B Certificates and the residual interest in the Master REMIC held by the holder of the Class R Certificate. This provision is intended to satisfy the requirements of Treasury Regulations
Section 1.860G-2(i) for the treatment of property rights coupled with REMIC interests to be separately respected and shall be interpreted consistently with such regulation. On each Distribution Date, to the extent that any of the Class A-1 Certificates, Class A-2 Certificates, Class R Certificate, M-1 Certificates, Class M-2 Certificates and Class B Certificates receive payments of Excess Interest, such amounts will be treated as distributed by the Master REMIC to the Class C Certificates pro rata in payment of the amounts specified in Section 4.01(g)(i) and then paid to the relevant Class of Certificates pursuant to the related interest cap agreement.

         (e) The parties intend that the portion of the Trust Fund consisting of the Uncertificated Class C Interest and the obligation of the holders of the Class C Certificates to pay amounts of Excess Interest and in respect of Interest Carryover Amounts to the holders of the Class A-1 Certificates, Class A-2 Certificates, Class R Certificate, Class M-1 Certificates, Class M-2 Certificates and Class B Certificates shall be treated as a "grantor trust" under the Code, and the provisions hereof shall be interpreted consistently with this intention. In furtherance of such intention, the Securities Administrator shall (i) furnish or cause to be furnished to the holders of the Class C Certificates information regarding their allocable share, if any, of the income with respect to such grantor trust, (ii) file or cause to be filed with the Internal Revenue Service Form 1041 (together with any necessary attachments) and such other forms as may be applicable and (iii) comply with such information reporting obligations with respect to payments from such grantor trust to the holders of Class A-1 Certificates, Class A-2 Certificates, Class R Certificate, Class M-1 Certificates, Class M-2 Certificates and Class B Certificates as may be applicable under the Code.

         (f) The parties intend that the portion of the Trust Fund consisting of the right to receive proceeds from prepayment penalties collected on the Mortgage Loans and amounts paid by either Servicer (i) in respect of prepayment charges pursuant to a Servicing Agreement or (ii) amounts received with respect to any amounts in respect of any indemnification paid by either Servicer as a result of a prepayment charge being unenforceable in breach of the representations and warranties set forth in Section 7.02 of the Option One Mortgage Corporation Transfer Agreement or Section 3.02 of the Wells Fargo Home Mortgage, Inc. Transfer Agreement shall be treated as a "grantor trust" under the Code, and the provisions hereof shall be interpreted consistently with this intention. In furtherance of such intention, the Securities Administrator shall
(i) furnish or cause to be furnished to the holders of the Class P Certificates information regarding their allocable share of the income with respect to such grantor trust and (ii) file or cause to be filed with the Internal Revenue Service Form 1041 (together with any necessary attachments) and such other forms as may be applicable.

         (g) The parties intend that the portion of the Trust Fund consisting of the Class R Certificates and the right of the Class C Certificates to receive the amounts described in the last paragraph of Section 9.01 hereof shall be treated as a "grantor trust" under the Code and the provisions hereof shall be interpreted consistent with this intention. In furtherance of this intention, the Securities Administrator shall (i) furnish or cause to be furnished to the holders of the Class R Certificates and the Class C Certificates information regarding their allocable share of the income with respect to such grantor trust, (ii) file or cause to be filed with the Internal Revenue Service Form 1041 (together with any necessary attachments) and such other forms as may be applicable and (iii) comply with such information reporting obligations with respect to payments from such grantor trust as may be applicable under the Code.

         All payments of principal and interest at the Net Mortgage Rate on each of the Mortgage Loans (other than prepayment penalties and amounts paid by either Servicer (i) in respect of prepayment charges pursuant to a Servicing Agreement or (ii) amounts received with respect to any amounts in respect of any indemnification paid by either Servicer as a result of a prepayment charge being unenforceable in breach of the representations and warranties set forth in
Section 7.02 of the Option One Mortgage Corporation Transfer Agreement or
Section 3.02 of the Wells Fargo Home Mortgage, Inc. Transfer Agreement,) received from the Mortgage Loans shall be paid to the Subsidiary REMIC Regular Interests until the principal balance of all such interests have been reduced to zero and any losses allocated to such interests have been reimbursed. Any excess amounts shall be distributed to the SR Interest. On each Distribution Date, an amount equal to 50% of the increase in the Overcollateralization Amount shall be payable as a reduction of the principal amounts of the Marker Classes (with such amount allocated among the Marker Classes so that each Marker Class will have its principal reduced by an amount equal to 50% of any increase in the Overcollateralization Amount that is attributable to a reduction in the principal balance of its Related Certificates) and will be accrued and added to the principal balance of the Class X Interest. All payments of scheduled principal and prepayments of principal on the Mortgage Loans shall be allocated 50% to the Class X Interest and 50% to the Marker Classes (with principal payments allocated to each of the Marker Classes in an amount equal to 50% of the principal amounts distributed to the Related Certificates in reduction of their principal amounts). Notwithstanding the preceding sentence, an amount equal to the principal payments that result in a reduction in the Overcollateralization Amount shall be treated as payable entirely to the Class X Interest. Realized Losses shall be applied to the Marker Classes and the Class X Interest so that after all distributions have been made on each Distribution Date (i) the principal balance of each of the Marker Classes is equal to 50% of the principal balance of the Related Certificates and (ii) the principal balance of the Class X Interest is equal to the sum of (x) 50% of the aggregate Stated Principal Balance of the Mortgage Loans and (y) 50% of the Overcollateralization Amount. Each Marker Class shall be entitled to receive an amount equal to 50% of all amounts distributed to the Related Certificates in respect of unreimbursed amounts of Realized Losses. The Class X Interest shall be entitled to receive all other amounts distributed to the Certificates in respect of unreimbursed amounts of Realized Losses.

         SECTION 2.08. Permitted Activities of the Trust. The Trust is created for the object and purpose of engaging in the Permitted Activities. In furtherance of the foregoing, the Trustee is hereby authorized and direct to execute and deliver on behalf of the Trust, and to perform the duties and obligations of the Trustee under, an insurance and indemnity agreement with a NIMs Insurer and any other agreement or instrument related thereto, in each case in such form as the Depositor shall direct or shall approve, the execution and delivery of any such agreement by the Depositor to be conclusive evidence of its approval thereof.

         SECTION 2.09. Qualifying Special Purpose Entity. For purposes of SFAS 140, the parties hereto intend that the Trust shall be treated as a "qualifying special purpose entity" as such term is used in SFAS 140 and any successor rule thereto and its power and authority as stated in Section 2.09 of this Agreement shall be limited in accordance with paragraph 35 thereof.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

         SECTION 3.01. Servicer to Service Mortgage Loans.

                  For and on behalf of the Certificateholders, each Servicer shall service and administer the Mortgage Loans in accordance with Accepted Servicing Practices and in accordance with the applicable Servicing Agreement between such Servicer, the Trustee and the Seller attached hereto as Exhibit K.

         SECTION 3.02. [Reserved.]

         SECTION 3.03. Rights of the Depositor, the Securities Administrator and the Trustee in Respect of the Servicer.

         None of the Trustee, the Securities Administrator nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer, and none of them is obligated to supervise the performance of the Servicer hereunder or otherwise.

         SECTION 3.04. Securities Administrator to Act as Servicer.

         On the occurrence of an Event of Default under any of the Servicing Agreements, the Trustee may (with the consent of the NIMs Insurer) or, upon receipt of instructions from the NIMs Insurer or the holders of the Certificates having greater than 50% of the Voting Rights evidenced by the Certificates (with the consent of the NIMs Insurer) shall, terminate all the rights and obligations of the defaulting Servicer under the applicable Servicing Agreement in and to the Mortgage Loans and shall promptly provide notice of such termination to the Securities Administrator.

         In the event that the respective Servicer shall for any reason no longer be the Servicer under the applicable Servicing Agreement (including by reason of an Event of Default), the Securities Administrator or its designee shall, within a period of time not to exceed ninety (90) days from the date of notice of termination or resignation, thereupon assume all of the rights and obligations of the Servicer thereunder arising thereafter (except that the Securities Administrator shall not be (i) liable for losses of the Servicer relating to maintenance of hazard insurance or any acts or omissions of such predecessor Servicer hereunder, (ii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder, including pursuant to Section 2.02 or
2.03 hereof, (iii) responsible for expenses of the Servicer or (iv) deemed to have made any representations and warranties hereunder, including pursuant to
Section 2.03 hereof; provided, however, that the Securities Administrator or its designee, in its capacity as the successor servicer, shall immediately assume the terminated or resigning Servicer's obligation to make Advances and Servicing Advances pursuant to the applicable Servicing Agreement. Unless expressly provided in the applicable Servicing Agreement, no such termination shall affect any obligation of the Servicer to pay amounts owed under the applicable Servicing Agreement and to perform its duties under the applicable Servicing Agreement until its successor assumes all of its rights and obligations thereunder. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Securities Administrator (or any other successor servicer) may, at its option, succeed to any rights and obligations of the Servicer under any subservicing agreement in accordance with the terms thereof; provided, however, that the Securities Administrator (or any other successor servicer) shall not incur any liability or have any obligations in its capacity as servicer under a subservicing agreement arising prior to the date of such succession unless it expressly elects to succeed to the rights and obligations of the Servicer thereunder; and the Servicer shall not thereby be relieved of any liability or obligations under the subservicing agreement arising prior to the date of such succession. To the extent any servicing costs or expenses are not paid by the applicable Servicer pursuant to the related Servicing Agreement, such amounts shall be payable out of the Certificate Account; provided that the terminated Servicer shall reimburse the Trust for any such expense incurred by the Trust. If the Securities Administrator is unwilling or unable to act as servicer, or if the NIMs Insurer so directs the Securities Administrator, the Securities Administrator shall seek to appoint a successor servicer that is eligible in accordance with the criteria specified in the applicable Servicing Agreement and reasonably acceptable to the NIMs Insurer.

         SECTION 3.05. Certificate Account; Distribution Account.

         (a) The Securities Administrator shall establish and maintain, on behalf of the Trustee and the Certificateholders, the Certificate Account. The Securities Administrator shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

                  (i) the aggregate amount withdrawn from the Collection Account and required to be deposited into the Certificate Account by each Servicer;

                  (ii) any amount required to be deposited by the Securities Administrator pursuant to Section 3.05(c) in connection with any losses on Permitted Investments;

                  (iii)    the Purchase Price and Substitution Adjustment
         Amount;

                  (iv)     any other amounts required to be deposited hereunder.

         Any amounts received by the Securities Administrator prior to 3:00 p.m. New York City time (or such earlier deadline for investment in the Permitted Investments designated by the Securities Administrator) which are required to be deposited in the Certificate Account by a Servicer shall be invested in Permitted Investments on the Business Day on which they were received. The foregoing requirements for deposit by the Securities Administrator into the Certificate Account shall be exclusive. In the event that the Securities Administrator shall remit any amount not required to be remitted and not otherwise subject to withdrawal pursuant to Section 3.08 hereof, it may at any time withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. All funds deposited in the Certificate Account shall be held by the Securities Administrator on behalf of the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.08. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of the Securities Administrator.

         (b) The Securities Administrator shall establish and maintain, on behalf of the Trustee and the Certificateholders, the Distribution Account. The Securities Administrator shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

                  (i) the aggregate amount withdrawn by the Securities Administrator pursuant to the second paragraph of Section 3.08(a);

                  (ii) any amount required to be deposited by the Securities Administrator pursuant to Section 3.05(c) in connection with any losses on Permitted Investments;

                  (iii) the Optional Termination Amount paid by the Securities Administrator or the NIMs Insurer pursuant to Section 9.01.

         The foregoing requirements for remittance by the Securities Administrator and deposit by the Securities Administrator into the Distribution Account shall be exclusive. In the event that the Securities

Administrator shall remit any amount not required to be remitted and not otherwise subject to withdrawal pursuant to Section 3.08 hereof, it may at any time withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. All funds deposited in the Distribution Account shall be held by the Securities Administrator on behalf of the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.08. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Securities Administrator. The Securities Administrator shall give notice to the NIMs Insurer of the location of the Distribution Account maintained by it when established and prior to any change thereof.

         (c) Each institution that maintains the Certificate Account or the Distribution Account may invest the funds in each such account, as directed by the Securities Administrator, in Permitted Investments, which shall mature not later than (i) in the case of the Certificate Account, the second Business Day preceding the related Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such Certificate Account or is otherwise immediately available, then such Permitted Investment shall mature not later than the Business Day preceding such Distribution Date) and (ii) in the case of the Distribution Account, the Business Day immediately preceding the first Distribution Date that follows the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains such Distribution Account or is otherwise immediately available, then such Permitted Investment shall mature not later than such Distribution
Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain net of any losses realized from amounts on deposit in the Certificate Account shall be for the benefit of the Securities Administrator as compensation and shall be remitted to it monthly as provided herein. The amount of any losses incurred in the Certificate Account in respect of any such investments shall be deposited by the Securities Administrator in the Certificate Account out of the Securities Administrator's own funds immediately as realized. All income and gain net of any losses realized from amounts on deposit in the Distribution Account shall be for the benefit of the Securities Administrator and shall be remitted to it monthly as provided herein. The amount of any losses incurred in the Distribution Account in respect of any such investments shall be deposited by the Securities Administrator, or the Trustee upon receipt from the Securities Administrator, in the Distribution Account out of the Securities Administrator's own funds immediately as realized. The Trustee and the Securities Administrator shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with this Section 3.05.

         (d) The party maintaining the Collection Account or the Distribution Account, as the case may be, shall give at least 30 days advance notice to each of the other parties to this Agreement, each Rating Agency and the NIMs Insurer of any proposed change of the location of the Certificate Account or the Distribution Account prior to any change thereof.

         SECTION 3.06. [Reserved.]

         SECTION 3.07. [Reserved.]

         SECTION 3.08. Permitted Withdrawals from the Certificate Account and Distribution Account.

         (a) The Securities Administrator may, from time to time, make withdrawals from the Certificate Account for the following purposes:

                  (i) to pay the Securities Administrator the Securities Administrator Fee;

                  (ii) to pay to the Securities Administrator, as additional compensation, earnings on or investment income with respect to funds in or credited to the Certificate Account;

                  (iii)    to pay to the PMI Insurer the PMI Insurer Fee;

                  (iv) to pay to the Credit Risk Manager the Credit Risk Manager Fee;

                  (v) to reimburse the Securities Administrator or the Depositor for expenses incurred by any of them and reimbursable pursuant to Sections 2.02, 3.04 and 6.03 hereof;

                  (vi) to reimburse any Advancing Person for Advances and Servicing Advances to the same extent that Option One Mortgage Corporation would have been permitted to reimburse itself for such Advances and/or Servicing Advances in accordance with Section 41 of Exhibit A of the Option One Mortgage Corporation Servicing Agreement as the case may be had Option One Mortgage Corporation itself funded such Advances or Servicing Advances;

                  (vii) to withdraw pursuant to Section 3.05 any amount deposited in the Certificate Account and not required to be deposited therein; and

                  (viii) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 9.01 hereof.

                  (ix) to reimburse the Trustee for expenses incurred by the Trustee and reimbursable pursuant to Section 8.05 hereof.

                  In addition, no later than the Business Day preceding the Distribution Date, the Securities Administrator shall cause to be withdrawn from the Certificate Account the Interest Funds and the Principal Funds to the extent on deposit, and such amount shall be deposited in the Distribution Account.

         (b) The Securities Administrator shall withdraw funds from the Distribution Account for distribution to the Certificateholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to retain pursuant to the last paragraph of Section 8.11). In addition, the Securities Administrator may from time to time make withdrawals from the Distribution Account for the following purposes:

                  (i) to pay to the Securities Administrator earnings on or investment income with respect to funds in or credited to the Distribution Account;

                  (ii) to withdraw pursuant to Section 3.05 any amount deposited in the Distribution Account and not required to be deposited therein; and

                  (iii) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01 hereof.

         SECTION 3.09. Annual Statement as to Compliance.

         Pursuant to each Servicing Agreement, each Servicer shall deliver to the Depositor, the Trustee, the Securities Administrator and the NIMs Insurer on or before February 28 of each year, beginning in 2003 or such other date in order to remain in compliance with the Section 302 Requirements, an Officer's Certificate providing certain certifications with respect to such Servicer. The Securities Administrator shall forward a copy of each such statement to each Rating Agency. Copies of such statement shall be provided by the Securities Administrator to any Certificateholder upon written request at the Certificateholder's expense, provided such statement has been delivered by each Servicer to the Securities Administrator.

         SECTION 3.10. Annual Independent Public Accountants' Servicing Statement; Financial Statements.

         Pursuant to each Servicing Agreement, on or before March 15 of each year, beginning in 2003 or such other date in order to remain in compliance with the Section 302 Requirements, each Servicer at its expense shall cause a nationally recognized firm of independent public accountants (who may also render other services to such Servicer or any Affiliate thereof) that is a member of the American Institute of Certified Public Accountants to furnish a USAP Report to the Securities Administrator and the Depositor. Copies of the USAP Report shall be provided by the Securities Administrator to any Certificateholder upon request at the Certificateholder's expense, provided such report has been delivered by each Servicer to the Securities Administrator. The Securities Administrator shall deliver to the NIMs Insurer upon written request:
(i) a copy of such USAP Report, and (ii) each Servicer's annual officer's certificate as to compliance with the applicable Servicing Agreement provided by a Servicer to the Securities Administrator to the NIMs Insurer upon request. In addition, at the NIMs Insurer's written request, the Securities Administrator shall request copies of evidence of a Servicer's fidelity bond or errors and omissions insurance coverage and deliver any such copies received to the NIMs Insurer.

         SECTION 3.11. Rights of the NIMs Insurer. Each of the rights of the NIMs Insurer set forth in this agreement shall exist so long as the notes issued pursuant to the Indenture remain outstanding or the NIMs Insurer is owed amounts in respect of its guarantee of payment on such notes.

         SECTION 3.12. Periodic Filings.

         (a) Promptly upon receipt of any report of the independent public accountants required pursuant to Section 3.10, the Securities Administrator shall review such report. As part of the Form 10-K required to be filed pursuant to the terms of this Agreement, the Securities Administrator shall include such accountants report as well as a report received from the applicable Servicer of any significant deficiencies relating to each Servicer's performance of its obligations under this Agreement and any significant deficiencies relating to each Servicer's compliance set forth in the report of each Servicer's certified independent accountants described above.

         (b) The Securities Administrator shall prepare for filing, and execute (other than the Form 10-Ks and the Certification), on behalf of the Trust Fund, and file with the Securities and Exchange Commission, (i) within 15 days after each Distribution Date in each month, each Monthly Statement on Form 8-K under the Exchange Act executed by the Securities Administrator, (ii) on or before March 31 of each year beginning in 2003 or such other date in order to remain in compliance with the Section 302 Requirements, a Form 10-K under the Exchange Act executed by the Depositor, including any certification (the "Certification") required by the Section 302 Requirements, and (iii) any and all reports, statements and information respecting the Trust Fund and/or the Certificates required to be filed on behalf of the Trust Fund under the Exchange Act executed by the Securities Administrator. The Certification shall be executed by a senior officer of the Depositor. Upon such filing with the Securities and Exchange Commission, the Securities Administrator shall promptly deliver to the Depositor and the Trustee a copy of any such executed report, statement or information. Prior to making any such filings and certifications, the Securities Administrator shall comply with the provisions set forth in this Section. If permitted by applicable law and unless the Depositor otherwise directs, the Securities Administrator shall file a Form 15 under the Exchange Act as soon as it is able to do so. The Depositor hereby grants to the Securities Administrator a limited power of attorney to execute (other than the Form 10-Ks and the Certification) and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Securities Administrator from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports, and financial statements within its control related to this Agreement and the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this section.

         (c)      [Reserved].

         (d) The obligations set forth in paragraphs (a) through (c) of this Section shall only apply with respect to periods for which the Securities Administrator is obligated to file Form 8-Ks and 10-Ks pursuant to paragraph (b) of this Section. In the event a Form 15 is properly filed pursuant to paragraph (b) of this Section, there shall be no further obligations under paragraphs (a) through (c) of this Section commencing with the fiscal year in which the Form 15 is filed (other than the obligations in paragraphs (a) and (b) of this Section to be performed in such fiscal year that relate back to the prior fiscal year).

         SECTION 3.13. Annual Certificate by Securities Administrator

         By March 15th of each year for which a Form 10-K is to be filed with a Certification by the Depositor, an officer of the Securities Administrator shall execute and deliver an Officer's Certificate, signed by the senior officer in charge of the Securities Administrator or any officer to whom that officer reports, to the Depositor for the benefit of such Depositor and its officers, directors and affiliates, certifying as to the matters described in the Officer's Certificate attached hereto as Exhibit M.

         The Securities Administrator shall indemnify and hold harmless the Depositor and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Securities Administrator or any of its officers, directors, agents or affiliates of its obligations under this Section 3.13 any material misstatement or omission in the Officer's Certificate required under this Section or the negligence, bad faith or willful misconduct of the Securities Administrator in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, then the Securities Administrator agrees that it shall contribute to the amount paid or payable by the Depositor as a result of the losses, claims, damages or liabilities of the Depositor in such proportion as is appropriate to reflect the relative fault of the Securities Administrator on the one had and the Depositor on the other in connection with a breach of the Securities Administrator's obligations under this Section 3.13, any material misstatement or omission in the Officer's Certificate required under this Section or the Securities Administrator's negligence, bad faith or willful misconduct in connection therewith.

                                   ARTICLE IV

                                  DISTRIBUTIONS

         SECTION 4.01. Distributions.

         (a)      [Reserved].

         (b) On each Distribution Date, the Securities Administrator shall make the following distributions from the Distribution Account of an amount equal to the Interest Funds in the following order of priority:

                  (i) to the Class P Certificates, an amount equal to any prepayment penalties collected on the Mortgage Loans and any amounts paid by either Servicer (A) in respect of prepayment charges pursuant to a Servicing Agreement or (B) any amounts received with respect to any amounts in respect of any indemnification paid by either Servicer as a result of a prepayment charge being unenforceable in breach of the representations and warranties set for in Section 7.02 of the Option One Mortgage Corporation Transfer Agreement or Section 3.02 of the Wells Fargo Home Mortgage, Inc. Transfer Agreement, in either case, received during the related Prepayment Period;

                  (ii) to each Class of A Certificates and the Class R Certificate, the Current Interest and any Interest Carryforward Amount with respect to such Class; provided, however, if such amount is not sufficient to make a full distribution of the Current Interest and any Interest Carryforward Amount with respect to all the Class A Certificates and the Class R Certificate, such amount will be distributed pro rata among each Class of the Class A Certificates and the Class R Certificate based on the ratio of (x) the Current Interest and Interest Carryforward Amount for each Class of the Class A Certificates and the Class R Certificate to (y) the total amount of Current Interest and any Interest Carryforward Amount for the Class A Certificates and the Class R Certificate;

                  (iii) to the Class M-1 Certificates, the Class M-1 Current Interest and any Class M-1 Interest Carryforward Amount;

                  (iv) to the Class M-2 Certificates, the Class M-2 Current Interest and any Class M-2 Interest Carryforward Amount;

                  (v) to the Class B Certificates, the Class B Current Interest and any Class B Interest Carryforward Amount; and

                  (vi)     any remainder pursuant to Section 4.01(f) hereof.

         (c) All amounts representing prepayment charges in respect of the Mortgage Loans, and amounts paid by any Servicer in respect of prepayment charges pursuant to a Servicing Agreement will be distributed by the Securities Administrator to the Holders of the Class P Certificates pursuant to Section 4.01(b).

         (d) On each Distribution Date, the Securities Administrator shall make the following distributions from the Distribution Account of an amount equal to the Principal Distribution Amount in the following order of priority, and each such distribution shall be made only after all distributions pursuant to Section 4.01(b) above shall have been made until such amount shall have been fully distributed for such Distribution Date:

                  (i) (A) to the Class R Certificate and the Class A-1 Certificates, sequentially, the Group A Principal Distribution Amount and (B) to the Class A-2 Certificates, the Group B Principal Distribution Amount, until the Certificate Principal Balances thereof have been reduced to zero;

                  (ii) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount;

                  (iii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount;

                  (iv) to the Class B Certificates, the Class B Principal Distribution Amount; and (v) any remainder pursuant to Section 4.01(f) hereof.

         (e)      [Reserved].

         (f) On each Distribution Date, the Securities Administrator shall make the following distributions up to the following amounts from the Distribution Account of the remainders pursuant to Section 4.01(b)(vi) and
(d)(v) hereof and, to the extent required to make the distributions set forth below in clauses (i) through (iv) of this Section 4.01(f), and each such distribution shall be made only after all distributions pursuant to Sections 4.01(b) and (d) above shall have been made until such remainders shall have been fully distributed for such Distribution Date:

                  (i) for distribution as part of the Principal Distribution Amount, the Extra Principal Distribution Amount;

                  (ii) to the Class M-1 Certificates, the Class M-1 Unpaid Realized Loss Amount;

                  (iii) to the Class M-2 Certificates, the Class M-2 Unpaid Realized Loss Amount;

                  (iv) to the Class B Certificates, the Class B Unpaid Realized Loss Amount;

                  (v) to the extent required to make the allocations set forth below, in the following order of priority, however, that to the extent the amounts to be allocated pursuant to clauses (A) and (B) are insufficient to make all payments of Current Interest and Interest Carryforward Amounts for such Class A Certificates and the Class R Certificate, the distributions made pursuant to clauses (A) and (B) shall be made on a pro rata basis and not sequentially);

                           (A) to the Class A-1 Certificates, the Class A-1 Current Interest and the Class A-1 Interest Carryforward Amount, and to the Class R Certificate, the Class R Current Interest and the Class R Interest Carryforward Amount;

                           (B) to the Class A-2 Certificates, the Class A-2 Current Interest and the Class A-2 Interest Carryforward Amount;

                           (C) to the Class M-1 Certificates, the Class M-1 Current Interest, the Class M-1 Interest Carryforward Amount;

                           (D) to the Class M-2 Certificates, the Class M-2 Current Interest, the Class M-2 Interest Carryforward Amount;

                           (E) to the Class B Certificates, the Class B Current Interest, the Class B Interest Carryforward Amount;

                  (vi) to the (i) Class R Certificate, the Interest Carryover Amount for the Class R Certificate, (ii) Class A-1 Certificates, the Interest Carryover Amount for the Class A-1 Certificates, (iii) Class A-2 Certificates, the Interest Carryover Amount for the Class A-2 Certificates, (iv) Class M-1 Certificates, the Class M-1 Certificate Interest Carryover Amount, (v) Class M-2 Certificates, the Class M-2 Certificate Interest Carryover Amount and
         (vi) Class B Certificates, the Class B Certificate Interest Carryover Amount, on a pro rata basis based upon the amount of unreimbursed Certificate Interest Carryover Amount for each Class, in each case until the Certificate Principal Balance of such Certificates has been reduced to zero; and

                  (vii)    the remainder pursuant to Section 4.01(g) hereof.

         (g) on each Distribution Date, the Securities Administrator shall allocate the remainders pursuant to Section 4.01(f)(vii) as follows:

                  (i) to the Class C Certificates in the following order of priority, (I) the Class C Current Interest, (II) the Class C Interest Carryforward Amount, (III) as principal on the Class C

         Certificate until the Certificate Principal Balance of the Class C Certificates has been reduced to zero and (IV) the Class C Unpaid Realized Loss Amount; and

                  (ii)     the remainder pursuant to Section 4.01(h) hereof.

         (h) On each Distribution Date, the Securities Administrator shall allocate the remainder pursuant to Section 4.01(g)(ii) hereof, (i) to the Trustee to reimburse amounts or pay indemnification amounts owing to the Trustee from the Trust Fund pursuant to Section 8.05 to the extent such amounts shall have exceeded the cap set forth in Section 8.05(d), and (ii) thereafter, to the Class R Certificates and such distributions shall be made only after all preceding distributions shall have been made until such remainder shall have been fully distributed.

         (i) On each Distribution Date, after giving effect to distributions on such Distribution Date, the Securities Administrator shall allocate the Applied Realized Loss Amount for the Certificates to reduce the Certificate Principal Balances of the Class C and Subordinated Certificates in the following order of priority:

                  (i) to the Class C Certificates until the Class C Certificate Principal Balance is reduced to zero;

                  (ii) to the Class B Certificates until the Class B Certificate Principal Balance is reduced to zero;

                  (iii) to the Class M-2 Certificates until the Class M-2 Certificate Principal Balance is reduced to zero; and

                  (iv) to the Class M-1 Certificates until the Class M-1 Certificate Principal Balance is reduced to zero.

         (j) Subject to Section 9.02 hereof respecting the final distribution, on each Distribution Date the Securities Administrator shall make distributions to each Certificateholder of record on the preceding Record Date either by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee at least five (5) Business Days prior to the related Record Date or, if not, by check mailed by first Class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Notwithstanding the foregoing, but subject to Section 9.02 hereof respecting the final distribution, distributions with respect to Certificates registered in the name of a Depository shall be made to such Depository in immediately available funds.

         In accordance with the applicable Servicing Agreement, each Servicer shall prepare and deliver a report to the Securities Administrator and the NIMs Insurer in the form of a computer readable magnetic tape (or by such other means as the Servicer and the Securities Administrator may agree from time to time) containing such data and information such as to permit the Securities Administrator to prepare the Monthly Statement to Certificateholders and make the required distributions for the related Distribution Date (the "Remittance Report").

         The Trustee shall promptly notify the NIMs Insurer of any proceeding or the institution of any action, of which a Responsible Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Class C Certificates or the Class P Certificates. Each Holder of the Class C Certificates or the Class P Certificates, by its purchase of such Certificates, the Securities Administrator and the Trustee hereby agree that the NIMs Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedes or performance bond pending any such appeal. In addition and without limitation of the foregoing, the NIMs Insurer shall be subrogated to the rights of the Securities Administrator, the Trustee and each Holder of the Class C Certificates and the Class P Certificates in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim; provided, however, that the NIMs Insurer will not have any rights with respect to any Preference Claim set forth in this paragraph unless the indenture trustee with respect to the NIM Notes or the holder of any NIMs Notes has been required to relinquish a distribution made on the Class C Certificates, the Class P Certificates or the NIM Notes, as applicable, and the NIMs Insurer made a payment in respect of such relinquished amount.

         SECTION 4.02. Monthly Statements to Certificateholders.

         (a) Not later than each Distribution Date based on information provided by the Servicers, the Securities Administrator shall prepare and make available on its website located at www.ctslink.com to each Holder of a Class of Certificates of the Trust Fund, the Trustee, the Servicer, the NIMs Insurer, the Rating Agencies and the Depositor a statement setting forth for the
Certificates:

                  (i) the amount of the related distribution to Holders of each Class allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein, (B) the aggregate of all scheduled payments of principal included therein, (C) the Extra Principal Distribution Amount, if any, and (D) the aggregate amount of prepayment penalties, if any;

                  (ii) the amount of such distribution to Holders of each Class allocable to interest, together with any Non-Supported Interest Shortfalls allocated to each Class, in the aggregate and with respect to the Group A Mortgage Loans and the Group B Mortgage Loans;

                  (iii)    any Interest Carryforward Amount;

                  (iv) the Class Certificate Principal Balance of each Class after giving effect (i) to all distributions allocable to principal on such Distribution Date and (ii) the allocation of any Applied Realized Loss Amounts for such Distribution Date;

                  (v) the Pool Stated Principal Balance for such Distribution Date;

                  (vi) the related amount of the Servicing Fee paid to or retained by the Servicer;

                  (vii) the Pass-Through Rate for each Class of Certificates for such Distribution Date;

                  (viii) the amount of Advances included in the distribution on such Distribution Date;

                  (ix) the cumulative amount of (A) Realized Losses and (B) Applied Realized Loss Amounts to date, in the aggregate and with respect to the Mortgage Loans serviced by each Servicer;

                  (x) the amount of (A) Realized Losses and (B) Applied Realized Loss Amounts with respect to such Distribution Date, in the aggregate and with respect to the Mortgage Loans serviced by each Servicer;

                  (xi) the number and aggregate principal amounts of Mortgage Loans (A) Delinquent (exclusive of Mortgage Loans in foreclosure) (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days, and (B) in foreclosure and Delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date, in the aggregate and with respect to the Mortgage Loans serviced by each Servicer;

                  (xii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the last day of the calendar month preceding such Distribution Date and the date of acquisition thereof, in the aggregate and with respect to the Mortgage Loans serviced by each Servicer;

                  (xiii) the total number and principal balance of any REO Properties as of the close of business on the last day of the calendar month preceding such Distribution Date, in the aggregate and with respect to the Mortgage Loans serviced by each Servicer;

                  (xiv) the aggregate Stated Principal Balance of all Liquidated Loans as of the preceding Distribution Date, in the aggregate and with respect to the Mortgage Loans serviced by each Servicer;

                  (xv)     whether a Trigger Event has occurred;

                  (xvi) with respect to each Class of Certificates, any Interest Carryforward Amount with respect to such Distribution Date for each such Class, any Interest Carryforward Amount paid for each such Class and any remaining Interest Carryforward Amount for each such Class;

                  (xvii) with respect to each Class Certificates any Interest Carryover Amount with respect to such Distribution Date for each such Class, any Interest Carryover Amount paid for each such Class and any remaining Interest Carryover Amount for each such Class;

                  (xviii) the number and Stated Principal Balance (as of the preceding Distribution Date) of any Mortgage Loans which were purchased or repurchased during the preceding Due Period and since the Cut-off Date;

                  (xix) the number of Mortgage Loans for which prepayment penalties or late payment fees were received during the related Prepayment Period and, for each such Mortgage Loan, the amount of prepayment penalties received during the related Prepayment Period and in the aggregate of such amounts for all such Mortgage Loans since the Cut-off Date;

                  (xx) the related amount of the PMI Insurer's Fee paid to the PMI Insurer;

                  (xxi) the related amount of the Credit Risk Manager Fee paid to the Credit Risk Manager;

                  (xxii) the amount and purpose of any withdrawal from the Certificate Account pursuant to Section 3.08(a)(v);

                  (xxiii) the number and aggregate Stated Principal Balance of Mortgage Loans covered by the PMI Policy as of the end of the related Due Period;

                  (xxiv) the amount of any claims paid by the PMI Insurer pursuant to the PMI Policy with respect to principal, the amount of any claims paid by the PMI Insurer pursuant to the PMI Policy with respect to interest, the amount of any claims made under the PMI Policy and the amount of any claims rejected under the PMI Policy, each as of such Distribution Date; and

                  (xxv) the amount of any payments to each Class of Certificates that are not treated as payments received in respect of a REMIC Regular Interest or the MR Interest.

         (b) The Securities Administrator shall deliver to the NIMs Insurer upon written request a copy of any report delivered by a Servicer to the Securities Administrator.

         (c) Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall cause to be furnished to the NIMs Insurer and each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses
(a)(i) and (a)(ii) of this Section 4.02 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

         (d) Upon filing with the Internal Revenue Service, the Securities Administrator shall furnish to the Holders of the Class R Certificates and the NIMs Insurer the Form 1066 and each Form 1066Q and shall respond promptly to written requests made not more frequently than quarterly by any Holder of Class R Certificates with respect to the following matters:

                  (i) The original projected principal and interest cash flows on the Closing Date on each Class of regular and residual interests created hereunder and on the Mortgage Loans, based on the Prepayment Assumption;

                  (ii) The projected remaining principal and interest cash flows as of the end of any calendar quarter with respect to each Class of regular and residual interests created hereunder and the Mortgage Loans, based on the Prepayment Assumption;

                  (iii) The Prepayment Assumption and any interest rate assumptions used in determining the projected principal and interest cash flows described above;

                  (iv) The original issue discount (or, in the case of the Mortgage Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with respect to each Class of regular or residual interests created hereunder and to the Mortgage Loans, together with each constant yield to maturity used in computing the same;

                  (v) The treatment of losses realized with respect to the Mortgage Loans or the regular interests created hereunder, including the timing and amount of any cancellation of indebtedness income of the REMICs with respect to such regular interests or bad debt deductions claimed with respect to the Mortgage Loans;

                  (vi) The amount and timing of any non-interest expenses of the REMICs; and

                  (vii) Any taxes (including penalties and interest) imposed on the REMICs, including, without limitation, taxes on "prohibited transactions," "contributions" or "net income from foreclosure property" or state or local income or franchise taxes.

         The information pursuant to clauses (i), (ii), (iii) and (iv) above shall be provided by the Depositor pursuant to Section 8.11.

                                   ARTICLE V

                                THE CERTIFICATES

         SECTION 5.01.  The Certificates.

         The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum dollar denominations, integral dollar multiples in excess thereof (except that one Certificate of each Class may be issued in a different amount which must be in excess of the applicable minimum dollar denomination) and aggregate dollar denominations as set forth in the following table:

                              Minimum               Integral Multiples in        Original Certificate
Class                      Denomination               Excess of Minimum            Principal Balance
-----                      ------------               -----------------            -----------------
A-1                        $ 25,000.00                     $    1.00                $601,921,140.00
A-2                        $ 25,000.00                     $    1.00                $ 95,100,060.00
M-1                        $ 25,000.00                     $    1.00                $ 33,284,725.00
M-2                        $ 25,000.00                     $    1.00                $ 27,410,950.00
B                          $ 25,000.00                     $    1.00                $ 21,537,175.00
C                          $250,000.00                     $1,000.00                $  3,925,345.78
R                          $    100.00                           N/A                $        100.00
P                                   (1)                           (1)                            (1)

----------------------
(1) The Class P Certificates shall not have minimum dollar denominations or Certificate Principal Balances and shall be issued in a minimum percentage interest of 25%.

         The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Trust Fund, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such authentication and delivery. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form set forth as attached hereto executed by the Authenticating Agent by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. On the Closing Date, the Authenticating Agent shall authenticate the Certificates to be issued at the written direction of the Depositor, or any Affiliate thereof.

         SECTION 5.02. Certificate Register; Registration of Transfer and Exchange of Certificates.

         (a) The Securities Administrator shall maintain, or cause to be maintained in accordance with the provisions of Section 5.09 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of Transfers and exchanges of Certificates as herein provided. Upon surrender for registration of Transfer of any Certificate, the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and of like aggregate Percentage Interest.

         At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of a Securities Administrator. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute and the Authenticating Agent shall authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of Transfer or exchange shall be accompanied by a written instrument of Transfer in form satisfactory to a Securities Administrator duly executed by the holder thereof or his attorney duly authorized in writing.

         No service charge to the Certificateholders shall be made for any registration of Transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Certificates may be required. All Certificates surrendered for registration of Transfer or exchange shall be canceled and subsequently destroyed by a Securities Administrator in accordance with such Securities Administrator's customary procedures.

         (b) No Transfer of a Class C or Class P Certificate shall be made unless such Transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a Transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such Transfer and such Certificateholder's prospective transferee shall (except with respect to the initial transfer of a Class C or Class P Certificate by Merrill Lynch & Co.) each certify to each Securities Administrator in writing the facts surrounding the Transfer in substantially the forms set forth in Exhibit F (the "Transferor Certificate") and (i) deliver a letter in substantially the form of either Exhibit G (the "Investment Letter") or Exhibit H (the "Rule 144A Letter") or (ii) there shall be delivered to each Securities Administrator an Opinion of Counsel that such Transfer may be made pursuant to an exemption from the Securities Act, which Opinion of Counsel shall not be an expense of the Depositor, the Securities Administrators or the Trustee. The Depositor shall provide to any Holder of a Class C or Class P Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for Transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Securities Administrator shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information in the possession of the Securities Administrator regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Class C or Class P Certificate desiring to effect such Transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Securities Administrator against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

         No Transfer of an ERISA Restricted Certificate shall be made unless the Securities Administrator shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Securities Administrator and the NIMs Insurer, to the effect that such transferee is not an employee benefit plan subject to Title I of ERISA or a plan subject to Section 4975 of the Code or a plan subject to any applicable Federal, state or local law materially similar to the foregoing provisions of ERISA and the Code ("Similar Law"), or a Person acting on behalf of any such plan or using the assets of any such plan, (ii) except in the case of a Class R Certificate which may not be transferred to a transferee that does not provide the representation described in clause (i), if such transferee is an insurance company, a representation that the transferee is an insurance company that is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12,
1995) ("PTCE 95-60")) and that the purchase and holding of such Certificates is covered under Sections I and III of PTCE 95-60, or (iii) in the case of any such ERISA Restricted Certificate, other than a Class R Certificate, presented for registration in the name of an employee benefit plan subject to ERISA, a plan subject to Section 4975 of the Code, or a plan subject to Similar Law (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Securities Administrator and the NIMs Insurer to the effect that the purchase and holding of such ERISA Restricted Certificate will not result in a prohibited transaction under ERISA or the Code or Similar Law and will not subject the Securities Administrator, the PMI Insurer, the NIMs Insurer or the Trustee to any obligation in addition to those expressly undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Securities Administrator, the PMI Insurer, the NIMs Insurer or the Trustee. For purposes of clause (i) of the preceding sentence, such representation shall be deemed to have been made to the Securities Administrator by the transferee's acceptance of an ERISA Restricted Certificate (or the acceptance by a Certificate Owner of the beneficial interest in any Class of ERISA Restricted Certificates) unless the Securities Administrator shall have received from the transferee an alternative representation acceptable in form and substance to the Securities Administrator. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of an employee benefit plan subject to Section 406 of ERISA, a plan subject to Section 4975 of the Code, or a plan subject to Similar Law without the delivery to the Securities Administrator and the NIMs Insurer of an Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect. The Securities Administrator shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements. The Securities Administrator shall be entitled, but not obligated, to recover from any Holder of any ERISA Restricted Certificate that was in fact an employee benefit plan subject to
Section 406 of ERISA, a plan subject to Section 4975 of the Code, or a plan subject to Similar Law or a Person acting on behalf of any such plan at the time it became a Holder or, at such subsequent time as it became such a plan or Person acting on behalf of such a plan, all payments made on such ERISA Restricted Certificate at and after either such time. Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Holder of such Certificate that is not such a plan or Person acting on behalf of a plan.

         No Transfer of a Class P or Class C Certificate may be made to a person that is either (i) not a "United States person" (as defined for purposes of Section 7701 of the Code) or (ii) a Disqualified Organization or a Person acquiring such Certificate on behalf (as a broker, agent, nominee or otherwise) of a Disqualified Organization. The Securities Administrator shall not register any Transfer of a Class C or Class P Certificate unless the Securities Administrator and the Trustee shall have been furnished with a Transferee Letter in the form attached as Exhibit N. Any Transfer of a Class C or Class P Certificate in violation of the provisions of this Section 5.02(b) shall be absolutely null and void and shall absolutely have no rights in the purported Transferee.

         (c) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

                  (ii) No Ownership Interest in a Class R Certificate may be purchased, transferred or sold, directly or indirectly, without the express written consent of the Securities Administrator. No Ownership Interest in a Class R Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of any Class R Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under subparagraph (b) above, the Securities Administrator and the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit E-1 and an affidavit of the proposed transferor in the form attached hereto as Exhibit E-2. In the absence of a contrary instruction from the transferor of a Class R Certificate, declaration (11) in Appendix A of the Transfer Affidavit may be left blank. If the transferor requests by written notice to the Securities Administrator prior to the date of the proposed transfer that one of the two other forms of declaration (11) in Appendix A of the Transfer Affidavit be used, then the requirements of this Section 5.02(c)(ii) shall not have been satisfied unless the Transfer Affidavit includes such other form of declaration.

                  (iii) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class R Certificate and (C) not to Transfer its Ownership Interest in a Class R Certificate or to cause the Transfer of an Ownership Interest in a Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee. Further, no transfer, sale or other disposition of any Ownership Interest in a Class R Certificate may be made to a person who is not a U.S. Person (within the meaning of section 7701 of the Code) unless such person furnishes the transferor and the Trustee and the Securities Administrator with a duly completed and effective Internal Revenue Service Form W-8ECI (or any successor thereto) and the Trustee consents to such transfer, sale or other disposition in writing.

                  (iv) Any attempted or purported Transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class R Certificate. The Securities Administrator shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit. The Securities Administrator shall be entitled but not obligated to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Permitted Transferee of such Certificate.

                  (v) At the option of the Holder of the Class R Certificate, the SR Interest and the MR Interest may be severed and represented by separate certificates; provided, however, that such separate certification may not occur until the Trustee, the NIMs Insurer and the Securities Administrator receive an Opinion of Counsel to the effect that separate certification in the form and manner proposed would not result in the imposition of federal tax upon either the Subsidiary REMIC or the Master REMIC or cause either the Subsidiary REMIC or the Master REMIC to fail to qualify as a REMIC; and provided further, that the provisions of Sections 5.02(b) and (c) will apply to each such separate certificate as if the separate certificate were a Class R Certificate. If, as evidenced by an Opinion of Counsel, it is necessary to preserve the REMIC status of either of the Subsidiary REMIC or the Master REMIC, the SR Interest and the MR Interest shall be severed and represented by separate Certificates.

         The restrictions on Transfers of a Class R Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Class R Certificate may be deleted) with respect to Transfers occurring after delivery to the Securities Administrator and the NIMs Insurer of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor, to the effect that the elimination of such restrictions will not cause either of the Subsidiary REMIC or the Master REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Class R Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Securities Administrator, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Class R Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Class R Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

         (d) The transferor of the Class R Certificate shall notify the Securities Administrator in writing upon the transfer of the Class R Certificate.

         (e) The preparation and delivery of all certificates, opinions and other writings referred to above in this Section 5.02 shall not be an expense of the Trust Fund, the Depositor, the Trustee or the Securities Administrator.

         SECTION 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

         If (a) any mutilated Certificate is surrendered to the Securities Administrator, or the Securities Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof and (b) there is delivered to the Securities Administrator and the NIMs Insurer such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Securities Administrator that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time. All Certificates surrendered to the Securities Administrator under the terms of this Section 5.03 shall be canceled and destroyed by the Securities Administrator in accordance with its standard procedures without liability on its part.

         SECTION 5.04.  Persons Deemed Owners.

         The NIMs Insurer, the Trustee, the Securities Administrator and any agent of the NIMs Insurer, the Trustee or the Securities Administrator may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the NIMs Insurer, the Trustee, the Securities Administrator nor any agent of the NIMs Insurer, the Trustee or the Securities Administrator shall be affected by any notice to the contrary.

         SECTION 5.05.  Access to List of Certificateholders' Names and
Addresses.

         If three or more Certificateholders (a) request such information in writing from the Securities Administrator, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication that such Certificateholders propose to transmit or if the NIMs Insurer or the Depositor shall request such information in writing from the Securities Administrator, then the Securities Administrator shall, within ten Business Days after the receipt of such request, provide the NIMs Insurer, the Depositor or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of the Trust Fund held by the Securities Administrator, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Securities Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

         SECTION 5.06.  Book-Entry Certificates.

         The Regular Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the Depository by or on behalf of the Depositor. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the Depository or its nominee, and no Certificate Owner of a Book-Entry Certificate will receive a definitive certificate representing such Certificate Owner's interest in such Certificates, except as provided in Section 5.08. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to the Certificate Owners of the Book-Entry Certificates pursuant to Section 5.08:

         (a) the provisions of this Section shall be in full force and effect;

         (b) the Depositor, the Securities Administrator, the Trustee and the NIMs Insurer may deal with the Depository and the Depository Participants for all purposes (including the making of distributions) as the authorized representative of the respective Certificate Owners of the Book-Entry Certificates;

         (c) registration of the Book-Entry Certificates may not be transferred by the Securities Administrator except to another Depository;

         (d) the rights of the respective Certificate Owners of the Book-Entry Certificates shall be exercised only through the Depository and the Depository Participants and shall be limited to those established by law and agreements between the Owners of the Book-Entry Certificates and the Depository and/or the Depository Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 5.08, the Depository will make book-entry transfers among the

Depository Participants and receive and transmit distributions of principal and interest on the related Certificates to such Depository Participants;

         (e) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants;

         (f) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants; and

         (g) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control.

         For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Certificateholders evidencing a specified percentage of the aggregate unpaid principal amount of any Class of Certificates, such direction or consent may be given by Certificate Owners (acting through the Depository and the Depository Participants) owning Book-Entry Certificates evidencing the requisite percentage of principal amount of such Class of Certificates.

         SECTION 5.07.  Notices to Depository.

         Whenever any notice or other communication is required to be given to Certificateholders of the Class with respect to which Book-Entry Certificates have been issued, unless and until Definitive Certificates shall have been issued to the related Certificate Owners, the Securities Administrator and the Trustee shall give all such notices and communications to the Depository.

         SECTION 5.08.  Definitive Certificates.

         If, after Book-Entry Certificates have been issued with respect to any Certificates, (a) the Depository or the Depositor advises the Securities Administrator that the Depository is no longer willing, qualified or able to discharge properly its responsibilities under the Depository Agreement with respect to such Certificates and the Securities Administrator or the Depositor is unable to locate a qualified successor, (b) the Depositor, at its sole option, advises the Securities Administrator that it elects to terminate the book-entry system with respect to such Certificates through the Depository or
(c) after the occurrence and continuation of an Event of Default, Certificate Owners of such Book-Entry Certificates having not less than 51% of the Voting Rights evidenced by any Class of Book-Entry Certificates advise the Securities Administrator and the Depository in writing through the Depository Participants that the continuation of a book-entry system with respect to Certificates of such Class through the Depository (or its successor) is no longer in the best interests of the Certificate Owners of such Class, then the Securities Administrator shall notify all Certificate Owners of such Book-Entry Certificates and the NIMs Insurer, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners of such Class requesting the same. The Depositor shall provide the Securities Administrator with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon surrender to the Securities Administrator of any such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Authenticating Agent shall authenticate and the Securities Administrator shall deliver such Definitive Certificates. Neither the Depositor nor the Securities Administrator shall be liable for any delay in delivery of such instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Securities Administrator, to the extent applicable with respect to such Definitive Certificates and the Securities Administrator shall recognize the Holders of such Definitive Certificates as Certificateholders hereunder.

         SECTION 5.09.  Maintenance of Office or Agency.

         The Securities Administrator will maintain or cause to be maintained at its expense an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange. The Securities Administrator initially designates its offices at Sixth and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services - Merrill Lynch Mortgage Investors Inc., Series 2002-HE1 as offices for such purposes. The Securities Administrator will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

         SECTION 5.10.  Authenticating Agents.

         (a) The Trustee may appoint one or more Authenticating Agents (each, an "Authenticating Agent") which shall be authorized to act on behalf of the Trustee in authenticating the Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be an entity organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. If the Authenticating Agent is a party other than the Trustee, the Trustee shall have no liability in connection with the performance or failure of performance of the Authenticating Agent. The Trustee hereby appoints Wells Fargo Bank Minnesota, N.A. as the initial Authenticating Agent. The Trustee shall be the Authenticating Agent during any such time as no other Authenticating Agent has been appointed.

         (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         (c) Any Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance within the provisions of this Section 5.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 5.10. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee. Any Authenticating Agent shall be entitled to reasonable compensation for its services and any such compensation shall be payable solely by the Trustee, without any right of reimbursement from the Depositor, the Servicer or the Trust Fund; provided that the Securities Administrator shall not be entitled to any additional compensation for serving as Authenticating Agent.

                                   ARTICLE VI

                 THE DEPOSITOR AND THE SECURITIES ADMINISTRATOR

         SECTION 6.01. Respective Liabilities of the Depositor and the Securities Administrator.

         The Depositor and the Securities Administrator shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

         SECTION 6.02. Merger or Consolidation of the Depositor or the Securities Administrator.

         The Depositor and the Securities Administrator will each keep in full effect its existence, rights and franchises as a corporation or banking association under the laws of the United States or under the laws of one of the States thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         Any Person into which the Depositor or Securities Administrator may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or Securities Administrator shall be a party, or any Person succeeding to the business of the Depositor or Securities Administrator, shall be the successor of the Depositor or Securities Administrator, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding (except for the execution of an assumption agreement where such succession is not effected by operation of law).

         SECTION 6.03. Limitation on Liability of the Depositor, the Securities Administrator and Others.

         None of the Depositor, the Securities Administrator nor any of the directors, officers, employees or agents of the Depositor or the Securities Administrator shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Securities Administrator or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Securities Administrator or any such Person from any liability that would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Securities Administrator and any director, officer, employee or agent of the Depositor or the Securities Administrator may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Securities Administrator and any director, officer, employee or agent of the Depositor or the Securities Administrator shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense, incurred in connection with the performance of their duties under this agreement or incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor nor the Securities Administrator shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and that in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor or the Securities Administrator may, in its discretion undertake any such action that it may deem necessary or desirable in respect of this

Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be, expenses, costs and liabilities of the Trust Fund, and the Depositor and the Securities Administrator shall be entitled to be reimbursed therefor out of the Certificate Account as provided by Section 3.08 hereof.

         In addition, the Securities Administrator shall be entitled to be reimbursed out of the Certificate Account for all reasonable expenses, disbursements and advances incurred or made by the Securities Administrator on behalf of the Trust Fund in accordance with any of the provisions of this Agreement (including, without limitation: (A) the reasonable compensation and the expenses and disbursements of its counsel, but only for representation of the Securities Administrator acting in its capacity as Securities Administrator hereunder and (B) to the extent that the Securities Administrator must engage persons not regularly in its employ to perform acts or services on behalf of the Trust Fund, which acts or services are not in the ordinary course of the duties of a trustee, in the absence of a breach or default by any party hereto, the reasonable compensation, expenses and disbursements of such persons), except any such compensation, expense, disbursement or advance that either (i) arises from its negligence, bad faith or willful misconduct or (ii) does not constitute "unanticipated expenses" within the meaning of Treasury Regulations Section 1.80G-1(b)(3)(ii).

         SECTION 6.04.  Limitation on Resignation of Securities Administrator.

         The Securities Administrator shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of a Securities Administrator shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the NIMs Insurer. No such resignation shall become effective until the Trustee or a successor securities administrator is appointed and has assumed the Securities Administrator's responsibilities, duties, liabilities and obligations hereunder.

         SECTION 6.05.  Securities Administrator Fee

         On each Distribution Date, the Securities Administrator shall be entitled to the Securities Administrator Fee as compensation for its services hereunder.

                                  ARTICLE VII

                            TERMINATION OF SERVICERS

         SECTION 7.01.  Termination of Servicers; Notification to
Certificateholders.

         (a) Upon any termination of or appointment of a successor to any Servicer, the Trustee shall give prompt written notice thereof to Certificateholders, the NIMs Insurer and to each Rating Agency.

         (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders and the NIMs Insurer notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

         SECTION 8.01.  Duties of Trustee.

         The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and the applicable Servicing Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the NIMs Insurer and the Certificateholders and take such further action as directed by the NIMs Insurer and the Certificateholders.

         No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability that would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

                  (i) prior to the occurrence of an Event of Default, and after the curing of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable, individually or as Trustee, except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement that it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

                  (ii) the Trustee shall not be liable, individually or as Trustee, for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless the Trustee was negligent or acted in bad faith or with willful misfeasance; and

                  (iii) the Trustee shall not be liable, individually or as Trustee, with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the NIMs Insurer or the Holders of each Class of Certificates evidencing not less than 25% of the Voting Rights of such Class relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

         SECTION 8.02.  Certain Matters Affecting the Trustee.

         (a)      Except as otherwise provided in Section 8.01:

                  (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) the Trustee may consult with counsel of its choice and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii) the Trustee shall not be liable, individually or as Trustee, for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (iv) prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the NIMs Insurer or the Holders of each Class of Certificates evidencing not less than 25% of the Voting Rights of such Class;

                  (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys;

                  (vi) the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

                  (vii) the Trustee shall not be liable, individually or as Trustee, for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

                  (viii) the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof;

                  (ix) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the NIMs Insurer or the Certificateholders, pursuant to the provisions of this Agreement, unless the NIMs Insurer or such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; and

                  (x) if requested by the Servicer, the Trustee may appoint the Servicer as the trustee's attorney-in-fact in order to carry out and perform certain activities that are necessary or appropriate for the servicing and administration of the Mortgage Loans pursuant to this Agreement. Such appointment shall be evidenced by a power of attorney in such form as may be agreed to by the Trustee and the Servicer.

         (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by the Trustee without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of the Certificates, subject to the provisions of this Agreement.

         SECTION 8.03.  Trustee Not Liable for Mortgage Loans.

         The recitals contained herein shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Mortgage Loan, of any guarantee of a NIMs Insurer or related document. The Trustee shall not be accountable for the use or application by the Depositor or the Securities Administrator of any funds paid to the Depositor or the Securities Administrator in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account or Distribution Account by the Depositor or the Securities Administrator.

         SECTION 8.04.  Trustee May Own Certificates.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

         SECTION 8.05.  Trustee's Fees and Expenses; Indemnification of Trustee.

         (a) The Securities Administrator covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed in writing by the Securities Administrator and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee;

         (b) The Trustee and its respective directors, officers, employees and agents shall be entitled to indemnification from the Trust Fund for any loss, liability or expense incurred in connection with any legal proceeding or incurred without negligence or willful misconduct on their part, arising out of, or in connection with, the acceptance or administration of the trusts created hereunder or in connection with the performance of their duties hereunder, including any applicable fees and expenses payable hereunder and the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:

                  (i) with respect to any such claim, the Trustee shall have given the Depositor, the Securities Administrator and the Holders written notice thereof promptly after the Trustee shall have knowledge thereof; provided that failure to so notify shall not relieve the Trust Fund of the obligation to indemnify the Trustee; however, any reasonable delay by the Trustee to provide written notice to the Depositor, the Securities Administrator and the Holders promptly after the Trustee shall have obtained knowledge of a claim shall not relieve the Trust Fund of the obligation to indemnify the Trustee under this
         Section 8.05;

                  (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Depositor in preparing such defense; and

                  (iii)    notwithstanding anything to the contrary in this
         Section 8.05, the Trust Fund shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

         The provisions of this Section 8.05 shall survive any termination of this Agreement and the resignation or removal of the Trustee and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law.

         (c) The Trustee shall be entitled to all reasonable expenses, disbursements and advancements incurred or made by the Trustee in accordance with this Agreement (including fees and expenses of its counsel and all persons not regularly in its employment), except any such expenses, disbursements and advancements that either (i) arise from its negligence, bad faith or willful misconduct or (ii) do not constitute "unanticipated expenses" within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii).

         (d) The Trustee's right to indemnification and reimbursement shall be subject to a cap of $100,000 in any calendar year; provided, however, that such cap shall cease to apply after the date on which any NIM Notes are paid in full and all amounts which the NIMs Insurer is entitled to be paid or reimbursed have been paid or reimbursed. Any amounts not in excess of this cap may be withdrawn by the Trustee on any Distribution Date.

         SECTION 8.06.  Eligibility Requirements for Trustee.

         The Trustee hereunder shall, at all times, be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating that would not cause any of the Rating Agencies to reduce their respective ratings of any Class of Certificates below the ratings issued on the Closing Date (or having provided such security from time to time as is sufficient to avoid such reduction) and reasonably acceptable to the NIMs Insurer. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section
8.07 hereof. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Depositor, the NIMs Insurer and the Securities Administrator and their respective Affiliates; provided, however, that such corporation cannot be an Affiliate of the Servicer other than the Trustee in its role as successor to a Servicer.

         SECTION 8.07.  Resignation and Removal of Trustee.

         The Trustee may at any time resign and be discharged from the trusts hereby created by (1) giving written notice of resignation to the Depositor, the Securities Administrator and the NIMs Insurer and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register and each Rating Agency, not less than 60 days before the date specified in such notice when, subject to
Section 8.08, such resignation is to take effect, and (2) acceptance of appointment by a successor trustee in accordance with Section 8.08 and meeting the qualifications set forth in Section 8.06. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request thereto by the Depositor or the NIMs Insurer, (ii) the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or

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liquidation, or (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located, (B) the imposition of such tax would be avoided by the appointment of a different trustee and (C) the Trustee fails to indemnify the Trust Fund against such tax, then the Depositor or the NIMs Insurer may remove the Trustee and the Depositor may appoint a successor trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee, one copy of which shall be delivered to the Securities Administrator and one copy of which shall be delivered to the successor trustee.

         The Holders evidencing at least 51% of the Voting Rights of all Classes of Certificates, with the consent of the NIMs Insurer, may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized (or by the NIMs Insurer), one complete set of which instruments shall be delivered by the successor Trustee to the Securities Administrator, one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to the NIMs Insurer and each Rating Agency by the Successor Trustee.

         Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08 hereof.

         SECTION 8.08.  Successor Trustee.

         Any successor trustee appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee, the NIMs Insurer and the Securities Administrator an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein.

         No successor trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates.

         Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

         SECTION 8.09.  Merger or Consolidation of Trustee.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section
8.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding (except for the execution of an assumption agreement where such succession is not effected by operation of law).

         SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee.

         Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Securities Administrator and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the NIMs Insurer to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Securities Administrator and the Trustee may consider necessary or desirable. The Trustee shall be ultimately liable for the actions of any co-trustee. If the Securities Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

         Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Securities Administrator, the NIMs Insurer and the Depositor.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 8.11.  Tax Matters.

         (a) It is intended that each of the Master REMIC and Subsidiary REMIC shall constitute, and that the affairs of the Trust Fund shall be conducted so as to allow both the Master REMIC and the Subsidiary REMIC to qualify as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Securities Administrator covenants and agrees that it shall act as agent (and the Securities Administrator is hereby appointed to act as agent) on behalf of each of the Master REMIC and Subsidiary REMIC and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each of the Master REMIC and Subsidiary REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code for each of the Master REMIC and Subsidiary REMIC; (c) make or cause to be made elections, on behalf of each of the Master REMIC and Subsidiary REMIC to be treated as a REMIC on the federal tax return of each of the Master REMIC and Subsidiary REMIC for its first taxable year (and, if necessary, under applicable state law); (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) provide information necessary for the computation of tax imposed on the transfer of a Class R Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Person that is not a Permitted Transferee, or a pass-through entity in which a Person that is not a Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (f) to the extent that they are under its control conduct the affairs of each of the Master REMIC and Subsidiary REMIC at all times that any Certificates are outstanding so as to maintain the status of each of the Master REMIC and Subsidiary REMIC as a REMIC under the REMIC Provisions; (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of either the Master REMIC or the Subsidiary REMIC or result in the imposition of tax upon either such REMIC; (h) pay, from the sources specified in the last paragraph of this Section 8.11, the amount of any federal, state and local taxes, including prohibited transaction taxes as described below, imposed on each of the Master REMIC and Subsidiary REMIC prior to the termination of the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Securities Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) sign or cause to be signed federal, state or local income tax or information returns; (j) maintain records relating to each of the Master REMIC and Subsidiary REMIC, including but not limited to the income, expenses, assets and liabilities of each of the

Master REMIC and Subsidiary REMIC, and the fair market value and adjusted basis of the Trust Fund property determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent each of the Master REMIC and Subsidiary REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of each of the Master REMIC and Subsidiary REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of either the Subsidiary REMIC or the Master REMIC, and otherwise act on behalf of either the Subsidiary REMIC or the Master REMIC in relation to any tax matter involving either the Subsidiary REMIC or the Master REMIC or controversy involving the Trust Fund.

         In order to enable the Securities Administrator to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Securities Administrator within 10 days after the Closing Date all information or data that the Securities Administrator requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Securities Administrator promptly upon written request therefor, any such additional information or data that the Securities Administrator may, from time to time, request in order to enable the Securities Administrator to perform its duties as set forth herein. The Depositor hereby agrees to indemnify the Securities Administrator for any losses, liabilities, damages, claims or expenses of the Securities Administrator arising from any errors or miscalculations of the Securities Administrator that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Securities Administrator on a timely basis.

         In the event that any tax is imposed on "prohibited transactions" of either the Subsidiary REMIC or the Master REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Subsidiary REMIC or the Master REMIC as defined in Section 860G(c) of the Code, on any contribution to the Trust Fund after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Securities Administrator, if any such other tax arises out of or results from a breach by the Securities Administrator of any of its obligations under this Agreement or as a result of the location of the Securities Administrator, (ii) any party hereto (other than the Securities Administrator) to the extent any such other tax arises out of or results from a breach by such other party of any of its obligations under this Agreement or as a result of the location of such other party or (iii) in all other cases, or in the event that any liable party here fails to honor its obligations under the preceding clauses (i) or (ii), any such tax will be paid first with amounts otherwise to be distributed to the Class R Certificateholders (pro rata) pursuant to Section 4.01, and second with amounts otherwise to be distributed to all other Certificateholders in the following order of priority: first, to the Class C Certificates (pro rata), second to the Class B Certificates (pro rata), third, to the Class M-2 Certificates (pro rata), fourth, to the Class M-1 Certificates (pro rata) and fifth to the Class A Certificates and Class R Certificate (pro rata). Notwithstanding anything to the contrary contained herein, to the extent that such tax is payable by the Class R Certificates, the Securities Administrator is hereby authorized to instruct the Trustee or Securities Administrator, as applicable and the Trustee or Securities Administrator, as applicable is hereby authorized pursuant to such instruction to retain on any Distribution Date, from the Holders of the Class R Certificates (and, if necessary, from the Holders of all other Certificates in the priority specified in the preceding sentence), funds otherwise distributable to such Holders in an amount sufficient to pay such tax. The Securities Administrator agrees to promptly notify in writing the party liable for any such tax of the amount thereof and the due date for the payment thereof.

         (b) Each of the Depositor, the Securities Administrator and the Trustee agrees not to knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of either the Master REMIC or the Subsidiary REMIC or result in the imposition of a tax upon either the Master REMIC or the Subsidiary REMIC.

                                   ARTICLE IX

                                   TERMINATION

         SECTION 9.01. Termination upon Liquidation or Repurchase of all Mortgage Loans.

         Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Securities Administrator and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the exercise by the Securities Administrator or the NIMs Insurer of an Optional Termination; and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement, as applicable. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date.

         Any termination pursuant to clause (a) above shall be effected by the auction by the Securities Administrator of all of the Mortgage Loans and REO Properties via a solicitation of bids from at least three (3) bidders, each of whom shall be a nationally recognized participant in mortgage finance. The Securities Administrator shall accept the highest such bid, provided that such bid equals or exceeds the amount described in clause (i) of the definition of "Optional Termination Price." If the Securities Administrator elects not to exercise its right to effect an Optional Termination, the NIMs Insurer may, at its option, terminate the Trust Fund by purchasing all of the Mortgage Loans and REO Properties at the price equal to the amount described in clause (ii) of the definition of "Optional Termination Price."

         The right of the Securities Administrator or the NIMs Insurer to effect an Optional Termination pursuant to clause (a) above shall be conditioned upon the aggregate Stated Principal Balance of the Mortgage Loans, at the time of any such repurchase, aggregating ten (10) percent or less of the Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

         The Class R Certificateholder hereby assigns to the Class C Certificateholders that portion of any amount received by the Class R Certificate upon an Optional Termination of the trust created hereunder that is attributable to clause (i)(C) of the definition of Optional Termination Price and required to cover what would otherwise be a shortfall in the amounts described in clause (i)(C) of the definition of Optional Termination Price.

         SECTION 9.02.  Final Distribution on the Certificates.

         If on any Determination Date, (i) the Securities Administrator determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Securities Administrator shall send a final distribution notice promptly to each Certificateholder or (ii) the Securities Administrator determines that a Class of Certificates shall be retired after a final distribution on such Class, the Securities Administrator shall notify the Certificateholders within seven (7) Business Days after such Determination Date that the final distribution in retirement of such Class of Certificates is scheduled to be made on the immediately following Distribution Date. Any final distribution made pursuant to the immediately preceding sentence will be made only upon presentation and surrender of the Certificates at the office of the Securities Administrator. If the Securities Administrator elects to terminate the Trust Fund pursuant to clause (a) of Section 9.01, at least

10 days prior to the date notice is to be mailed to the affected
Certificateholders, the Securities Administrator shall notify the Depositor and the Trustee of the date such electing party intends to terminate the Trust Fund and of the applicable repurchase price of the Mortgage Loans and REO Properties.

         Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Securities Administrator by letter to Certificateholders mailed not earlier than the 10th day and no later than the 15th day of the month immediately preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the location of the office or agency at which such presentation and surrender must be made, and (c) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Securities Administrator will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

         In the event such notice is given, the Securities Administrator shall cause all funds in the Certificate Account to be deposited in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Custodian shall promptly release to the Securities Administrator the Mortgage Files for the Mortgage Loans.

         Upon presentation and surrender of the Certificates, the Securities Administrator shall cause to be distributed to Certificateholders of each Class the amounts allocable to such Certificates held in the Distribution Account in the order and priority set forth in Section 4.01 hereof on the final Distribution Date and in proportion to their respective Percentage Interests.

         In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund that remain subject hereto. Upon payment to the Class R Certificateholders of such funds and assets, neither the Securities Administrator nor the Trustee shall have any further duties or obligations with respect thereto.

         SECTION 9.03.  Additional Termination Requirements.

         (a) In the event the Securities Administrator or the NIMs Insurer exercises its option to effect an Optional Termination as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Securities Administrator or the NIMs Insurer, as applicable, to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on "prohibited transactions" of either of the Subsidiary REMIC or the Master REMIC as defined in section 860F of the Code, or (ii) cause either of the Subsidiary REMIC or the Master REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (i) The Depositor shall establish a 90-day liquidation period and notify the Trustee and the Securities Administrator thereof, which shall in turn specify the first day of such period in a statement attached to the final tax returns of the Master REMIC and the Subsidiary REMIC pursuant to Treasury Regulation Section 1.860F-1. The Depositor shall satisfy all the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Securities Administrator or the NIMs Insurer, as applicable;

                  (ii) During such 90-day liquidation period, and at or prior to the time of making the final payment on the Certificates, the Depositor as agent of the Trustee shall sell all of the assets of the Trust Fund for cash; and

                  (iii) At the time of the making of the final payment on the Certificates, the Trustee or the Securities Administrator shall distribute or credit, or cause to be distributed or credited, to the Class R Certificateholders all cash on hand (other than cash retained to meet outstanding claims known to the Trustee), and the Trust Fund shall terminate at that time, whereupon neither the Trustee nor the Securities Administrator shall have any further duties or obligations with respect to sums distributed or credited to the Class R Certificateholders.

         (b) By their acceptance of the Certificates, the Holders thereof hereby authorize the Trustee to specify the 90-day liquidation period for the Trust Fund, which authorization shall be binding upon all successor Certificateholders.

         (c) The Securities Administrator as agent for each REMIC hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Depositor, and the receipt of the Opinion of Counsel referred to in Section 9.03(a)(i) and to take such other action in connection therewith as may be reasonably requested by the Depositor.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

         SECTION 10.01. Amendment.

         This Agreement may be amended from time to time by the Depositor, the Securities Administrator and the Trustee, with the consent of the NIMs Insurer and without the consent of any of the Certificateholders to cure any ambiguity, to correct or supplement any provisions herein, or to make such other provisions with respect to matters or questions arising under this Agreement, as shall not be inconsistent with any other provisions herein if such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder; provided, however, that any such amendment shall be deemed not to adversely affect in any material respect the interests of the Certificateholders and no such Opinion of Counsel shall be required if the Person requesting such amendment obtains a letter from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates, it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating.

         Notwithstanding the foregoing, without the consent of the Certificateholders but with the consent of the NIMs Insurer, the Trustee, the Depositor and the Securities Administrator may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of each of the Subsidiary REMIC and the Master REMIC as REMICs under the Code or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund at any time prior to the final redemption of the Certificates, provided that the Trustee and the NIMs Insurer have been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Securities Administrator, to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

         This Agreement may also be amended from time to time by the Depositor, the Securities Administrator and the Trustee and the Holders of each Class of Certificates affected thereby evidencing not less than 66 2/3% of the Voting Rights of such Class, with the consent of the NIMs Insurer, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing 66 2/3% or more of the Voting Rights of such Class or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment without the consent of the Holders of all such Certificates then outstanding.

         Notwithstanding anything to the contrary in this Agreement, this Agreement may be amended from time to time by the Depositor, the Securities Administrator and the Trustee with the consent of the NIMs Insurer and Certificateholders evidencing not less than 66 2/3% of the Voting Rights of each Class of Certificates (excluding the Voting Rights of the Depositor, its Affiliates or its agents) for the purpose of significantly changing the Permitted Activities of the Trust.

         Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall be an expense of the party requesting such amendment but in any case shall not be an expense of the Trustee, to the effect that such amendment will not cause the imposition of any tax on the Trust Fund or the Certificateholders or cause either of the Subsidiary REMIC or the Master REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding. A copy of such Opinion of Counsel shall be provided to the NIMs Insurer.

         Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee or upon the written request of the Trustee to the Securities Administrator, the Securities Administrator shall furnish written notification of the substance of such amendment to each Certificateholder, the NIMs Insurer and each Rating Agency.

         It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Nothing in this Agreement shall require the Trustee or the Securities Administrator to enter into an amendment without receiving an Opinion of Counsel, satisfactory to the Trustee or the Securities Administrator that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 10.01.

         SECTION 10.02. Counterparts.

         This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         SECTION 10.03. Governing Law.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

         SECTION 10.04. Intention of Parties.

         It is the express intent of the parties hereto that the conveyance of the Mortgage Notes, Mortgages, assignments of Mortgages, title insurance policies and any modifications, extensions and/or assumption agreements and private mortgage insurance policies relating to the Mortgage Loans by the Depositor to the Trustee be, and be construed as, an absolute sale thereof to the Trustee. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Depositor to the Trustee. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then
(i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired.

         The Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the assets of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

         SECTION 10.05. Notices.

         (a) The Securities Administrator shall use its best efforts to promptly provide notice to each Rating Agency and the NIMs Insurer with respect to each of the following of which it has actual knowledge:

                  (i)      Any material change or amendment to this Agreement;

                  (ii) The occurrence of any Event of Default that has not been cured;

                  (iii) The resignation or termination of the Securities Administrator, a Servicer or the Trustee and the appointment of any successor;

                  (iv) The repurchase or substitution of Mortgage Loans pursuant to Sections 2.02 and 2.03; and

                  (v)      The final payment to Certificateholders.

                  (vi) Any change in the location of the Certificate Account or the Distribution Account.

         The Securities Administrator shall promptly furnish or make available to each Rating Agency copies of the following:

                  (i)      Each report to Certificateholders described in
         Section 4.02;

                  (ii)     Each annual statement as to compliance described in
         Section 3.09; and

                  (iii) Each annual independent public accountants' servicing report described in Section 3.18.

         (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, Merrill Lynch Mortgage Investors, Inc. 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York 10080, Attention:
Asset-Backed Finance; (b) in the case of the Trustee, HSBC Bank USA, 452 Fifth Avenue, New York, New York 10018, Attention: Issuer Services; (c) in the case of the Securities Administrator, Wells Fargo Bank Minnesota, N.A., P.O. Box 98, Columbia, Maryland, 21046, Attention: Client Manger - MLMI Series 2002-HE1, with a copy to Wells Fargo Bank Minnesota, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Client Manager - MLMI Series 2002-HE1; (d) in the case of the Rating Agencies, (i) Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041;
(ii) Fitch, Inc. 1 State Street Plaza, New York, New York 10004; (e) in the case of NIMs Insurer or the PMI Insurer, Radian Insurance Inc., 1601 Market Street, Philadelphia, Pennsylvania 19103, Attention: General Counsel; (f) in the case of the Credit Risk Manager, The Murrayhill Company, 1670 Broadway, Suite 3450, Denver, Colorado 80202; (g) in the case of Option One Mortgage Corporation, 3 Ada, Irvine, California 92618; (h) in the case of Wells Fargo Home Mortgage, Inc., 1 Home Campus, Des Moines, Iowa 50328-0001; and in the case of any of the foregoing persons, such other addresses as may hereafter be furnished by any such persons to the other parties to this Agreement. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

         SECTION 10.06. Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         SECTION 10.07. Assignment.

         Notwithstanding anything to the contrary contained herein, except as provided pursuant to Section 6.02, this Agreement may not be assigned by the Securities Administrator without the prior written consent of the Trustee and Depositor.

         SECTION 10.08. Limitation on Rights of Certificateholders.

         The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates and/or the NIMs Insurer, or to obtain or seek to obtain priority over or preference to any other such Holder and/or the NIMs Insurer or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 10.09. Reserved.

         SECTION 10.10. Certificates Nonassessable and Fully Paid.

         It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Authenticating Agent pursuant to this Agreement, are and shall be deemed fully paid.

         SECTION 10.11. Third Party Rights.

         The NIMs Insurer shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of this Agreement.

         SECTION 10.12. Additional Rights of the NIMs Insurer.

         (a) Each party to this Agreement, any agent thereof and any successor thereto shall furnish to the NIMs Insurer a copy of any notice, direction, demand, opinion, schedule, list, certificate, report, statement, filing, information, data or other communication provided by it or on its behalf to any other Person pursuant to this Agreement at the same time, in the same form and in the same manner as such communication is so provided and shall address or cause such communication to be addressed to the NIMs Insurer in addition to any other addressee thereof. The Securities Administrator shall cause the NIMs Insurer to be an addressee of any report furnished pursuant to
Section 3.10.

         (b) Wherever in this Agreement there shall be a requirement that there be no downgrade, reduction, withdrawal or qualification of or other effect on the rating of any Class of Certificates by any Rating Agency as of any date, there also shall be deemed to be a requirement that there be no such effect on any class of notes issued pursuant to the Indenture and guaranteed by the NIMs Insurer as of such date. In addition, unless there exists a continuance of any failure by the NIMs Insurer to make a required payment under the policy insuring the NIM Notes (such event, a "NIMs Insurer Default"), wherever in this Agreement there shall be a requirement that any Person or any communication, object or other matter be acceptable or satisfactory to or otherwise receive the consent or other approval of any other Person (whether as a condition to the eligibility of such Person to act in any capacity, as a condition to any circumstance or state of affairs related to such matter, or otherwise), there also shall be deemed to be a requirement that such Person or matter be approved in writing by the NIMs Insurer, which approval shall not be unreasonably withheld or delayed.

         IN WITNESS WHEREOF, the Depositor, the Securities Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                           as Depositor

                                         By:____________________________________
                                         Name: Matthew Whalen
                                         Title: President

                                         WELLS FARGO BANK MINNESOTA, N.A.
                                           as Securities Administrator

                                         By:____________________________________
                                         Name: Peter A. Gobell
                                         Title: Vice President

                                         HSBC BANK USA,
                                           not in its individual capacity,
                                           but solely as Trustee

                                         By:____________________________________
                                         Name: Todd M. Niemy
                                         Title: Vice President

                                    EXHIBIT A

                             [INTENTIONALLY OMITTED]

                                   EXHIBIT B-1

                             MORTGAGE LOAN SCHEDULE

                             [INTENTIONALLY OMITTED]

                                      B-1-1

                                   EXHIBIT B-2

                         GROUP A MORTGAGE LOAN SCHEDULE

                             [INTENTIONALLY OMITTED]

                                      B-2-1

                                   EXHIBIT B-3

                         GROUP B MORTGAGE LOAN SCHEDULE

                             [INTENTIONALLY OMITTED]

                                      B-3-1

                                   EXHIBIT B-4

                       PMI INSURER MORTGAGE LOAN SCHEDULE

                             [INTENTIONALLY OMITTED]

                                      B-4-1

                                    EXHIBIT C

                                   [RESERVED]

                                    EXHIBIT D

                 FORM OF SECURITIES ADMINISTRATOR CERTIFICATION

                                     [DATE]

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

HSBC Bank USA
425 Fifth Avenue
New York, New York 10018

Radian Guaranty Inc.
1601 Market Street
Philadelphia, Pennsylvania 19103

Option One Mortgage Corporation
3 Ada
Irvine, California 92618

Wells Fargo Home Mortgage, Inc.
1 Home Campus
Des Moines, Iowa 50328-001

Re: Trust Agreement dated as of November 1, 2002 among Merrill Lynch Mortgage Investors, Inc., as depositor, Wells Fargo Bank Minnesota, N.A., as securities administrator, and HSBC Bank USA, as trustee, Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2002-HE1

Ladies and Gentlemen:

         In accordance with Section 2.02 of the above-captioned Trust Agreement, the undersigned, as Securities Administrator, hereby certifies that [, except as set forth in Schedule A hereto,] as to each Mortgage Loan listed in the Mortgage Loan Schedule attached hereto (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that:

         (i) All documents in the Mortgage File required to be delivered to the Trustee pursuant to Section 2.01 of the Trust Agreement are in its possession;

         (ii) In connection with each Mortgage Loan or Assignment thereof as to which documentary evidence of recording was not received on the Closing Date, it has received evidence of such recording; and

         (iii) Such documents have been reviewed by it and such documents do not contain any material omissions or defects within the meaning of Section 2.01 or 2.02.

         The Securities Administrator has made no independent examination of any documents contained in each Mortgage File beyond confirming (i) that the Mortgage Loan number and the name of the Mortgagor in each Mortgage File conform to the respective Mortgage Loan number and name listed on the Mortgage Loan Schedule and (ii) the existence in each Mortgage File of each of the documents listed in subparagraphs (i)(A) through (G), inclusive, of Section 2.01 in the Agreement. The Securities Administrator makes no representations or warranties as to the validity, legality, recordability, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage Loan or the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Trust Agreement.

                                             WELLS FARGO BANK MINNESOTA, N.A.,
                                             as Securities Administrator

                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                    EXHIBIT E

                           FORM OF TRANSFEREE'S LETTER
        MERRILL LYNCH MORTGAGE INVESTORS, INC. MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2002-HE1

                                     [DATE]

HSBC Bank USA
425 Fifth Avenue
New York, New York 10018

Wells Fargo Bank Minnesota, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services - MLMI 2002-HE1

Ladies and Gentlemen:

         We propose to purchase Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2002-HE1, Class R, described in the Prospectus Supplement, dated December __, 2002, and Prospectus, dated December __, 2002.

         1.       We certify that (a) we are not a disqualified organization and
(b) we are not purchasing such Class R Certificates on behalf of a disqualified organization; for this purpose the term "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (except any entity treated as other than an instrumentality of the foregoing for purposes of Section 168(h)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code")), any organization (other than a cooperative described in Section 521 of the Code) that is exempt from taxation under the Code (unless such organization is subject to tax on excess inclusions) and any organization that is described in Section 1381(a)(2)(C) of the Code. We understand that any breach by us of this certification may cause us to be liable for an excise tax imposed upon transfers to disqualified organizations.

         2. We certify that (a) we have historically paid our debts as they became due, (b) we intend, and believe that we will be able, to continue to pay our debts as they become due in the future, (c) we understand that, as beneficial owner of the Class R Certificates, we may incur tax liabilities in excess of any cash flows generated by the Class R Certificates, and (d) we intend to pay any taxes associated with holding the Class R Certificates as they become due and (e) we will not cause income from the Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of ours or another U.S. taxpayer.

         3. We acknowledge that we will be the beneficial owner of the Class R Certificates and:(1)

                  ______ The Class R Certificates will be registered in our name.

                  ______ The Class R Certificates will be held in the name of our nominee, _________________, which is not a disqualified organization.

         4. We certify that we are not an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan within the meaning of Section 4975 of the Code or a plan subject to federal, state or local law materially similar to the foregoing provisions of ERISA and the Code (each, a "Plan"), and are not directly or indirectly purchasing the Class R Certificates on behalf of, as investment manager of, as named fiduciary of, as trustee of or with the assets of a Plan or directly or indirectly purchasing the Class R Certificates with the assets of any insurance company separate account or general account containing any "plan assets" or of any Plan.

         5. We certify that (i) we are a U.S. person or (ii) we will hold the Class R Certificate in connection with the conduct of a trade or business within the United States and have furnished the transferor, the Trustee and the Securities Administrator with a duly completed and effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code; for this purpose the term "U.S. person" means a citizen or resident of the United States, a corporation, or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any State thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such U.S. persons have the authority to control all substantial decisions of the trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons. We agree that any breach by us of this certification shall render the transfer of any interest in the Class R Certificates to us absolutely null and void and shall cause no rights in the Class R Certificates to vest in us.

         6. We agree that in the event that at some future time we wish to transfer any interest in the Class R Certificates, we will transfer such interest in the Class R Certificates only (a) to a transferee that (i) is not a disqualified organization and is not purchasing such interest in the Class R Certificates on behalf of a disqualified organization, (ii) is a U.S. person or will hold the Class R Certificate in connection with the conduct of a trade or business within the United States and will furnish us, the Trustee and the Securities Administrator with a duly completed and effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code and (iii) has delivered to the Securities Administrator and the Trustee a letter in the form of this letter (including the affidavit appended hereto) and, we will provide the Securities Administrator and the Trustee a written statement substantially in the form of Exhibit E-2 to the Agreement.

----------------------
(1) Check appropriate box and if necessary fill in the name of the Transferee's nominee.

         7. We hereby designate _______________________ as our fiduciary to act as the tax matters person for the Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2002-HE1 REMIC.

                                                     Very truly yours,

                                                     [PURCHASER]

                                                     By:________________________
                                                         Name:
                                                         Title:

Accepted as of __________ __, 200__

MERRILL LYNCH MORTGAGE INVESTORS, INC.

By:_____________________________
    Name:
    Title:

                                   APPENDIX A

                                      Affidavit pursuant to (i)
                                      Section 860E(e)(4) of the Internal Revenue
                                      Code of 1986, as amended, and (ii) certain provisions of the Trust Agreement

Under penalties of perjury, the undersigned declares that the following is true:

(1)      He or she is an officer of _______________________ (the "Transferee"),

(2)      the Transferee's Employer Identification number is __________,

(3) the Transferee is not a "disqualified organization" (as defined below), has no plan or intention of becoming a disqualified organization, and is not acquiring any of its interest in the Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2002-HE1, Class R on behalf of a disqualified organization or any other entity,

(4) unless Merrill Lynch Mortgage Investors, ("MLMI") has consented to the transfer to the Transferee by executing the form of Consent affixed as Appendix B to the Transferee's Letter to which this Certificate is affixed as Appendix A, the Transferee is a "U.S. person" (as defined below),

(5) that no purpose of the transfer is to avoid or impede the assessment or collection of tax,

(6)      the Transferee has historically paid its debts as they became due,

(7) the Transferee intends, and believes that it will be able, to continue to pay its debts as they become due in the future,

(8) the Transferee understands that, as beneficial owner of the Class R Certificates, it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates,

(9) the Transferee intends to pay any taxes associated with holding the Class R Certificates as they become due,

(10) the Transferee consents to any amendment of the Trust Agreement that shall be deemed necessary by MLMI (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Class R Certificates will not be owned directly or indirectly by a disqualified organization, and

(11) IF BRACKETED, THE FOLLOWING CERTIFICATIONS ARE INAPPLICABLE [the transfer is not a direct or indirect transfer of the Class R Certificates to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee, and as to each of the residual interests represented by the Class R Certificates, the present value of the anticipated tax liabilities associated with holding such residual interest does not exceed the sum of:

         (A) the present value of any consideration given to the Transferee to acquire such residual interest;

         (B) the present value of the expected future distributions on such residual interest; and

         (C) the present value of the anticipated tax savings associated with holding such residual interest as the related REMIC generates losses.

         For purposes of this declaration, (i) the Transferee is assumed to pay tax at a rate equal to the highest rate of tax specified in Section 11(b)(1) of the Code, but the tax rate specified in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in
         Section 11(b)(1) of the Code if the Transferee has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate, and (ii) present values are computed using a discount rate equal to the Federal short-term rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee;]

[(11)    (A)      at the time of the transfer, and at the close of each of
                  the Transferee's two fiscal years preceding the Transferee's fiscal year of transfer, the Transferee's gross assets for financial reporting purposes exceed $100 million and its net assets for financial reporting purposes exceed $10 million;
                  and

         (B) the Transferee is an eligible corporation as defined in Treasury regulations Section 1.860E-1(c)(6)(i) and has agreed in writing that any subsequent transfer of the Class R Certificates will be to another eligible corporation in a transaction that satisfies Treasury regulation Sections 1.860E-1(c)(4)(i), 1.860E-1(c)(4)(ii), 1.860E-1(c)(4)(iii) and
                  1.860E-1(c)(5) and such transfer will not be a direct or indirect transfer to a foreign permanent establishment (within the meaning of an applicable income tax treaty) of a domestic corporation.

For purposes of this declaration, the gross and net assets of the Transferee do not include any obligation of any related person as defined in Treasury regulation Section 1.860E-1(c)(6)(ii) or any other asset if a principal purpose for holding or acquiring the other asset is to permit the Transferee to make this declaration or to satisfy the requirements of Treasury regulation Section 1.860E-1(c)(5)(i).]

(12) The Transferee will not cause income from the Class R Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

For purpose of this affidavit, the term "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (except any entity treated as other than an instrumentality of the foregoing for purposes of Section 168(h)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code")), any organization (other than a cooperative described in Section 521 of the Code) that is exempt from taxation under the Code (unless such organization is subject to tax on excess inclusions) and any organization that is described in Section 1381(a)(2)(C) of the Code and the term "U.S. Person" means a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to Unites States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust, (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

__________________________________

By: ______________________________
__________________________________

         Address of Investor for receipt of distribution:

         Address of Investor for receipt of tax information:

         (Corporate Seal)

         Attest:

__________________________________
__________________________________, Secretary

         Personally appeared before me the above-named ______________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______ of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

         Subscribed and sworn before me this         day of          , 200_ .

___________________________
         Notary Public

         County of ___________________
         State of _____________________
         My commission expires the ________ day of ______________

                                                By:  __________________________
                                                     Name:  ___________________
                                                     Title: ___________________

Dated: _____________

                                   EXHIBIT E-2

                         FORM OF TRANSFEROR'S AFFIDAVIT
        MERRILL LYNCH MORTGAGE INVESTORS, INC. MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2002-HE1

                                     [DATE]

HSBC Bank USA
425 Fifth Avenue
New York, New York 10018

Wells Fargo Bank Minnesota, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services - MLMI 2002-HE1

Re:      Merril Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed
Certificates, Series 2002-HE1

         _______________________ (the "Transferor") has reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no actual knowledge that such affidavit is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to the Class R Certificate referred to in the attached affidavit. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                                                     Very truly yours,

                                                     ___________________________

                                                     Name:

                                                     Title:

                                    EXHIBIT F

                       FORM OF TRANSFEROR CERTIFICATE FOR
                        CLASS P AND CLASS C CERTIFICATES

HSBC Bank USA, as Trustee
452 Fifth Avenue
New York, New York 10018

Wells Fargo Bank Minnesota, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services - MLMI 2002-HE1

RE: Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2002-HE1

Ladies and Gentlemen:

         In connection with our disposition of the Class [C or P] Certificate, we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action that would result in, a violation of Section 5 of the Act and
(c) if we are disposing of a Class [C or P] Certificate, we have no knowledge the Transferee is not a Permitted Transferee. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Trust Agreement dated as of November 1, 2002, among Merrill Lynch Mortgage, Inc., as depositor, Wells Fargo Bank Minnesota, N.A., as securities administrator, and HSBC Bank USA, as trustee.

                                                     Very truly yours,

                                                     ___________________________
                                                     Name of Transferor

                                                     By: _______________________
                                                     Name:
                                                     Title

                                    EXHIBIT G

                            FORM OF INVESTMENT LETTER
                              (ACCREDITED INVESTOR)

                                     [DATE]

HSBC Bank USA
425 Fifth Avenue
New York, New York 10018

Wells Fargo Bank Minnesota, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services - MLMI 2002-HE1

Re: Trust Agreement dated as of November 1, 2002 among Merrill Lynch Mortgage Investors, Inc., as depositor, Wells Fargo Bank Minnesota, N.A., as securities administrator, and HSBC Bank USA, as trustee, Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2002-HE1 [CLASS C OR P]

Ladies and Gentlemen:

         ______________ (the "Purchaser") intends to purchase from
________________ (the "Transferor") $_______ by original principal balance (the "Transferred Certificates") of Mortgage Loan Asset-Backed Certificates, Series 2002-HE1, [CLASS C OR P] (the "Certificates"), issued pursuant to a Trust Agreement, dated as of November 1, 2002 (the "Trust Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Wells Fargo Bank Minnesota, N.A., as securities administrator (the "Securities Administrator"), and HSBC Bank USA, as trustee (the "Trustee"). [THE PURCHASER INTENDS TO REGISTER THE TRANSFERRED CERTIFICATE IN THE NAME OF ____________________, AS NOMINEE FOR _________________.] All terms used and not otherwise defined herein shall have the meanings set forth in the Trust Agreement.

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchaser certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

         1. The Purchaser understands that (a) the Certificates have not been registered or qualified under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, (b) neither the Depositor nor the Trustee is required, and neither of them intends, to so register or qualify the Certificates, (c) the Certificates cannot be resold unless (i) they are registered and qualified under the Securities Act and the applicable state securities laws or (ii) an exemption from registration and qualification is available and (d) the Trust Agreement contains restrictions regarding the transfer of the Certificates.

         2.       The Certificates will bear a legend to the following effect:

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), THE INVESTMENT COMPANY ACT OF 1940, AS

         AMENDED (THE "1940 ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS, AND MAY NOT, DIRECTLY OR INDIRECTLY, BE SOLD OR OTHERWISE TRANSFERRED, OR OFFERED FOR SALE, UNLESS SUCH TRANSFER IS NOT SUBJECT TO REGISTRATION UNDER THE ACT, THE 1940 ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND SUCH TRANSFER ALSO COMPLIES WITH THE OTHER PROVISIONS OF SECTION 5.02 OF THE TRUST AGREEMENT. NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE SECURITIES ADMINISTRATOR SHALL HAVE RECEIVED, IN FORM AND SUBSTANCE SATISFACTORY TO THE SERVICER (A) AN INVESTMENT LETTER FROM THE PROSPECTIVE INVESTOR; AND (B) REPRESENTATIONS FROM THE TRANSFEROR REGARDING THE OFFERING AND SALE OF THE CERTIFICATES.

         NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE SECURITIES ADMINISTRATOR SHALL HAVE RECEIVED EITHER (I) A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE EITHER (A) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE OR ANY APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") (EACH, A "PLAN") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA AND THE CODE, AND IS NOT DIRECTLY OR INDIRECTLY PURCHASING ANY CERTIFICATE ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF OR WITH ASSETS OF A PLAN OR, IN THE CASE OF AN INSURANCE COMPANY, THE ASSETS OF ANY SEPARATE ACCOUNTS CONTAINING ANY "PLAN ASSETS" PURSUANT TO THE DEPARTMENT OF LABOR REGULATIONS SET FORTH IN 29 CFR Section 2510.3-101 TO EFFECT SUCH ACQUISITION OR (B) IF THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION LETTER THAT THE TRANSFEREE IS AN INSURANCE COMPANY THAT IS PURCHASING THE CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995), AND THE PURCHASE AND HOLDING OF THE CERTIFICATE IS COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (II) AN OPINION OF COUNSEL TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THE CERTIFICATE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE SECURITIES ADMINISTRATOR, THE PMI INSURER, THE NIMS INSURER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THE TRUST AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE SECURITIES ADMINISTRATOR, THE PMI INSURER, THE NIMS INSURER OR THE TRUSTEE.

         3. The Purchaser is acquiring the Transferred Certificates for its own account [FOR INVESTMENT ONLY]**/ and not with a view to or for sale or other transfer in connection with any distribution of the Transferred Certificates in any manner that would violate the Securities Act or any applicable state securities laws, subject, nevertheless, to the understanding that disposition of the Purchaser's property shall at all times be and remain within its control.

         4. The Purchaser (a) is a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and in particular in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) is able to bear the economic risks of such an investment and (c) is an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Securities Act.

         5. The Purchaser will not nor has it authorized nor will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner, or (e) take any other action, that would constitute a distribution of any Certificate under the Securities Act or the Investment Company Act of 1940, as amended (the "1940 Act"), that would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities law, or that would require registration or qualification pursuant thereto. Neither the Purchaser nor anyone acting on its behalf has offered the Certificates for sale or made any general solicitation by means of general advertising or in any other manner with respect to the Certificates. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

____________________
**/      Not required of a broker/dealer purchaser.

         6. The Purchaser either (A) is not an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a plan subject to federal state or local law materially similar to the foregoing provisions of ERISA and the Code ("Similar Law") (each, a "Plan"), and is not directly or indirectly purchasing any Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of or with assets of a Plan or directly or indirectly purchasing any certificates with the assets of any insurance company separate account containing any "plan assets" or of any Plan, (B) is an insurance company that is purchasing the Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), 60 Fed. Reg. 35925 (July 12,
1995), and the purchase and holding of the Certificate is covered under Sections I and III of PTCE 95-60, or (C) herewith delivers to the Securities Administrator an Opinion of Counsel satisfactory to the Securities Administrator, and upon which the Securities Administrator shall be entitled to rely, to the effect that the purchase and holding of the Certificate by the Purchaser will not result in a prohibited transaction under ERISA, the Code or Similar Law and will not subject the Securities Administrator, the PMI Insurer, the NIMs Insurer or the Trustee to any obligation in addition to those expressly undertaken in the Trust Agreement, which Opinion of Counsel shall not be an expense of the Securities Administrator, the PMI Insurer, the NIMs Insurer or the Trustee.

         7. Prior to the sale or transfer by the Purchaser of any of the Certificates, the Purchaser will obtain from any subsequent purchaser substantially the same certifications, representations, warranties and covenants contained in the foregoing paragraphs and in this letter or a letter substantially in the form of Exhibit H to the Trust Agreement.

         8. The Purchaser agrees to indemnify the Trustee, the Securities Administrator and the Depositor against any liability that may result from any misrepresentation made herein.

                                                     Very truly yours,

                                                     [PURCHASER]

                                                     By:________________________
                                                        Name:
                                                        Title:

                                    EXHIBIT H

                       FORM OF RULE 144A INVESTMENT LETTER
                         (QUALIFIED INSTITUTIONAL BUYER)

                                     [DATE]

HSBC Bank USA
425 Fifth Avenue
New York, New York 10018

Wells Fargo Bank Minnesota, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services - MLMI 2002-HE1

Re: Trust Agreement dated as of November 1, 2002 among Merrill Lynch Mortgage Investors, Inc., as depositor, Wells Fargo Bank Minnesota, N.A., as securities administrator, and HSBC Bank USA, as trustee, Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2002-HE1 [CLASS C OR P]

Ladies and Gentlemen:

         ______________ (the "Purchaser") intends to purchase from
________________ (the "Transferor") $_______ by original principal balance (the "Transferred Certificates") of Mortgage Loan Asset-Backed Certificates, Series 2002-HE1, [CLASS C OR P] (the "Certificates"), issued pursuant to a Trust Agreement, dated as of November 1, 2002 (the "Trust Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Wells Fargo Bank Minnesota, N.A., as securities administrator (the "Securities Administrator"), and HSBC Bank USA, as trustee (the "Trustee"). [THE PURCHASER INTENDS TO REGISTER THE TRANSFERRED CERTIFICATE IN THE NAME OF ____________________, AS NOMINEE FOR __________________.] All terms used and not otherwise defined herein shall have the meanings set forth in the Trust Agreement.

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchaser certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

         In connection with our acquisition of the above Transferred Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Transferred Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Transferred Certificates, (d) we either (i) are not an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a plan subject to federal, state or local law materially similar to the foregoing provisions of ERISA and the Code ("Similar Law") (each, a "Plan"), nor are we directly or indirectly purchasing any Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of or with assets of a Plan or directly or indirectly purchasing any certificates with the assets of any insurance company separate account containing any "plan assets" or of any Plan, (ii) are an insurance company that is purchasing the Transferred Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995), and the purchase and holding of the Certificates is covered under Sections I and III of PTCE 95-60, or (iii) herewith have delivered to the Securities Administrator an Opinion of Counsel satisfactory to the Securities Administrator, and upon which the Securities Administrator shall be entitled to rely, to the effect that the purchase and holding of the Transferred Certificates by the Purchaser will not result in a prohibited transaction under ERISA, the Code or Similar Law and will not subject the Securities Administrator, the PMI Insurer, the NIMs Insurer or the Trustee to any obligation in addition to those expressly undertaken in the Trust Agreement, which Opinion of Counsel shall not be an expense of the Securities Administrator, the PMI Insurer, the NIMs Insurer or the Trustee, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed one of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale of the Transferred Certificates to us is being made in reliance on Rule 144A. We are acquiring the Transferred Certificates for our own account or for resale pursuant to Rule 144A and further understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed by us, based upon certifications of such purchaser or information we have in our possession, to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

         We agree to indemnify the Trustee, the Securities Administrator and the Depositor against any liability that may result from any misrepresentation made herein.

                                                     Very truly yours,

                                                     [PURCHASER]

                                                     By:________________________
                                                        Name:
                                                        Title:

                                                                         ANNEX 1

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [FOR TRANSFEREES OTHER THAN REGISTERED INVESTMENT COMPANIES]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with the purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $____________*/ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

                  ____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                  ____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by Federal, State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

____________________

* Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                  ____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over such institution or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  ____ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

                  ____ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of the State, territory or the District of Columbia.

                  ____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                  ____ ERISA Plan. The Buyer is an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended.

                  ____ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940, as amended.

                  ____ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or
                           (d) of the Small Business Investment Act of 1958, as amended.

                  ____ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, as amended.

         3. The term "securities" as used for purposes of the calculation of the dollar amount in paragraph 2 excludes: (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

         6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan as provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                                     By:________________________
                                                        Name:
                                                        Title:

                                                     Date:______________________

                                                                         ANNEX 2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [FOR TRANSFEREES THAT ARE REGISTERED INVESTMENT COMPANIES]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

                  ____ The Buyer owned $___________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
                           144A).

                  ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                                     By:________________________
                                                        Name:
                                                        Title:

                                                     IF AN ADVISER:

                                                     ___________________________
                                                     Print Name of Buyer

                                                     Date:______________________

                                    EXHIBIT I

                        REQUEST FOR RELEASE OF DOCUMENTS

To:      Wells Fargo Bank Minnesota, N.A.
         1015 10th Avenue S.E.
         Minneapolis, Minnesota 55414-0031
         Attention: Inventory Control
         [and/or its designee]

Re: Trust Agreement dated as of November 1, 2002 among Merrill Lynch Mortgage Investors, Inc., as depositor, Wells Fargo Bank Minnesota, N.A., as securities administrator, and HSBC Bank USA, as trustee, Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2002-HE1

         In connection with the administration of the Mortgage Loans held by you, as Securities Administrator, pursuant to the above-captioned Trust Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_______ 1.        Mortgage Paid in Full

_______ 2.        Foreclosure

_______ 3.        Substitution

_______ 4.        Other Liquidation (Repurchases, etc.)

_______ 5.        Nonliquidation                     Reason:__________________

Address to which the Custodian should deliver the Mortgage File:

                                                     By:________________________
                                                          (authorized signer)

                                                     Address:___________________

                                                     Date:______________________

If box 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

If box 3, 4, 5 or 6 above is checked, upon our return of all of the above documents to you as Securities Administrator, please acknowledge your receipt by signing in the space indicated below, and returning this form.

Securities Administrator

Wells Fargo Bank Minnesota, N.A.
Please acknowledge the execution of the above request by your signature and date below:

_________________________________   _________________________________
Signature                                            Date

Documents returned to Securities Administrator:

_________________________________   _________________________________
Trustee                                              Date

                                    EXHIBIT J

                                   PMI POLICY

                            [INTENTIONALLY OMITTED]

                                    EXHIBIT K

                              SERVICING AGREEMENTS

                         [See Exhibits #99.4 and #99.5]

                                    EXHIBIT L

                               CUSTODIAL AGREEMENT

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT M

                              OFFICER'S CERTIFICATE

Re: Trust Agreement (the "Agreement") dated as of November 1, 2002 among Merrill Lynch Mortgage Investors, Inc., as depositor, Wells Fargo Bank Minnesota, N.A., as securities administrator, and HSBC Bank USA, as trustee, Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2002-HE1

I, [identify the certifying individual], a [title] of the Securities Administrator hereby certify to the Depositor, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the Monthly Statements delivered pursuant to the Agreement since the last Officer's Certificate executed pursuant to Section 4.02 of the Agreement [or in the case of the first certification, since the Cut-off Date] (the "Securities Administrator Information").

2. Based on my knowledge, the information in the Monthly Statement, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date hereof;

3. Based on my knowledge, the Monthly Statements required to be prepared by the Securities Administrator under the Agreement has been prepared and provided in accordance with the Agreement; and

4. I am responsible for reviewing the activities performed by the Securities Administrator under the Agreement and the Securities Administrator has, as of the date hereof fulfilled its obligations under the Agreement and there are no significant deficiencies relating to the Security Administrator's compliance with this Agreement.

Date:

                                 Wells Fargo Bank Minnesota, N.A., as Securities Administrator

                                 By:      _________________________________

                                 Name:    _________________________________

                                 Title:   _________________________________

                                    EXHIBIT N

                               TRANSFEREE'S LETTER

Re: Merrill Lynch Mortgage Investors, Inc. Mortgage-Loan Asset-Backed Certificates, Series 2002-HE1

To: [Securities Administrator Name and Address]

    [Trustee Name and Address]

Re: Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2002-HE1: Class C or Class P Certificates

         The undersigned represents to the Securities Administrator and the Trustee that (i) it is a United States person (as such term is defined for purposes of Section 7701 of the Code, (ii) it is not a Disqualified Organization, (iii) it is not acquiring an interest in a Class C or Class P Certificate on behalf of a Person that is (x) not a United States person (as defined for purposes of Section 7701 of the Code or (y) a Disqualified Organization and (iv) it will not Transfer a Class C or Class P Certificate to any Person unless such Person provides it, the Securities Administrator and the Trustee with a Transferee Letter in the form of this letter.

                                                           _____________________

                                                     Name: _____________________

                                                     Title:_____________________